As filed with the Securities and Exchange Commission on March 2, 2000.

                                                      Registration No. 333-90577

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                    FORM S-6
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                         Post-Effective Amendment No. 1
                                -----------------
                        SECURITY LIFE SEPARATE ACCOUNT L1
                              (Exact Name of Trust)



                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                               (Name of Depositor)
                                  1290 Broadway
                           Denver, Colorado 80203-5699
              (Address of Depositor's Principal Executive Offices)



                                                Copy to:
GARY W. WAGGONER, ESQ.                          KIMBERLY J. SMITH, ESQ.
Security Life of Denver Insurance Company       Sutherland Asbill & Brennan LLP
1290 Broadway                                   1275 Pennsylvania Avenue, NW
Denver, Colorado 80203-5699                     Washington, D.C. 20004-2415
                                                (202) 383-0314

(Name and Address of Agent for Service)


                          ----------------------------



It is proposed that this filing will become effective:

    on April 15, 1999 pursuant to paragraph (a) of Rule 485 X 60 days after filing pursuant to paragraph (a) of Rule 485 on May 1, 1999 pursuant to paragraph (b) of Rule 485 immediately upon filing pursuant to paragraph (b) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Corporate Benefits variable life insurance policies.

Approximate date of proposed public offering: as soon as practicable after the effective date of this Registration Statement.



Form V-112-00

             SECURITY LIFE SEPARATE ACCOUNT L1 (File No. 333-90577)
                              Cross-Reference Table





Form N-8B-2 Item No.          Caption in Prospectus


1, 2                          Cover; Security Life of Denver Insurance Company;
                              Security Life Separate Account L1

3                             Inapplicable

4                             Security Life of Denver Insurance Company

5, 6                          Security Life Separate Account L1

7                             Inapplicable

8                             Financial Statements

9                             Inapplicable

10(a), (b), (c), (d), (e)     Policy Summary; Policy Values, Determining the
                              Values in the Variable Division; Charges and
                              Deductions; Surrender; Partial Withdrawals;
                              Guaranteed Interest Division; Transfers of Account
                              Value; Right to Exchange Policy; Lapse;
                              Reinstatement; Premiums

10(f)                         Voting Privileges; Right to Change Operations

10(g), (h)                    Right to Change Operations

10(i) Tax Considerations; Detailed Information about the Corporate Benefits Policy; General Policy Provisions; Guaranteed Interest Division

11, 12                        Security Life Separate Account L1

13                            Policy Summary; Charges and Deductions;
                              Group or Sponsored Arrangements and Corporate Purchasers

Form N-8B-2 Item No.         Caption in Prospectus


14, 15 Policy Summary; Free Look Period; General Policy Provisions; Applying for a Policy

16                           Premiums; Allocation of Net Premiums; How We
                             Calculate Accumulation Unit Values

17                           Payment; Surrender; Partial Withdrawals

18 Policy Summary; Tax Considerations; Detailed Information about the Corporate Benefits Policy; Security Life Separate Account L1

19                           Reports to Owners; Notification and
                             Claims Procedures; Performance Information
                             (Appendix B)

20                           See 10(g) & 10(a)

21                           Policy Loans

22 Policy Summary; Premiums; Grace Period; Security Life Separate Account L1; Detailed Information about the Corporate Benefits Policy

23                           Inapplicable

24                           Inapplicable

25                           Security Life of Denver Insurance Company

26                           Inapplicable

27, 28, 29, 30               Security Life of Denver Insurance Company

31, 32, 33, 34               Inapplicable

35                           Inapplicable

36                           Inapplicable

Form N-8B-2 Item No.         Caption in Prospectus


37                           Inapplicable

38, 39, 40, 41(a)            General Policy Provisions; Distribution of
                             the Policies; Security Life of Denver Insurance
                             Company

41(b), 41(c), 42, 43         Inapplicable

44                           Determining Values in the Variable Division;
                             How We Calculate Accumulation Unit Values

45                           Inapplicable

46 Partial Withdrawals; Detailed Information about the Corporate Benefits Policy

47, 48, 49, 50               Inapplicable

51                           Detailed Information about the Corporate Benefits
                             Policy

52                           Determining Values in the Variable Division;
                             Right to Change Operations

53(a)                        Tax Considerations

53(b), 54, 55                Inapplicable

56, 57, 58                   Inapplicable

59                           Financial Statements

                                   Prospectus

                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE
                               A FLEXIBLE PREMIUM
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       AND
                        SECURITY LIFE SEPARATE ACCOUNT L1





Consider carefully the policy charges and deductions beginning on page 39 in this prospectus.


You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.


This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.


YOUR POLICY
       o is a flexible premium variable universal life insurance policy;
       o   is issued by Security Life of Denver Insurance Company;
       o is designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship; and

       o is returnable by you during the free look period if you are not satisfied.

YOUR PREMIUM PAYMENTS

       o are flexible, so the premium amount and frequency may vary;
       o are allocated to variable investment options and the guaranteed interest division based on your instructions;
       o are invested in shares of the underlying investment portfolios under each variable investment option; and
       o can be invested in as many as eighteen investment options over the policy's lifetime.


YOUR ACCOUNT VALUE

       o   is the sum of your holdings in the variable division, the
           guaranteed interest division and the loan division;
       o   has no guaranteed minimum cash surrender value under the
           variable division. The value varies with the value of the underlying investment portfolio;
       o has a minimum guaranteed rate of return for amounts in the guaranteed interest division; and
       o   is subject to specified expenses and charges.


DEATH PROCEEDS

       o are paid if the policy is still in force when the insured person dies;
       o are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the insured person dies;

       o   are calculated under your choice of options;
         *     Option 1- a fixed minimum death benefit
         *     Option 2- a stated death benefit plus your account value
         *     Option 3- a stated death benefit plus the sum of the

               premiums we receive minus partial withdrawals; and



       o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS LIFE INSURANCE POLICY IS NOT A BANK DEPOSIT OR OBLIGATION, FEDERALLY INSURED, OR BACKED BY ANY BANK OR GOVERNMENT AGENCY.

                         DATE OF PROSPECTUS: MAY 1, 2000


Form V-112-00

ISSUED BY: Security Life of Denver   UNDERWRITTEN BY: ING America Equities, Inc.
               Insurance Company                      1290 Broadway

           ING Security Life Center                   Denver, CO 80203-5699
           1290 Broadway                              (303) 860-2000

           Denver, CO 80203-5699
           (800) 525-9852


THROUGH ITS:               Security Life Separate Account L1


ADMINISTERED BY:           Customer Service Center
                           P.O. Box 173888
                           Denver, CO 80217-3888
                           (800) 848-6362

--------------------------------------------------------------------------------

Corporate Benefits                      2

                                TABLE OF CONTENTS


POLICY SUMMARY.................................................................4
     Your Policy...............................................................4
     Free Look Period..........................................................4
     Premium Payments..........................................................4
     Charges and Deductions....................................................4
     Transfers of Account Value................................................7
     Special Policy Features...................................................7
     Policy Modification, Termination and Continuation
         Features..............................................................8
     Death Benefits............................................................8
     Tax Considerations........................................................9


SECURITY LIFE, THE SEPARATE ACCOUNT

     AND THE INVESTMENT OPTIONS...............................................11
     Security Life of Denver Insurance Company................................11
     Security Life Separate Account L1........................................11
     Investment Portfolio Objectives..........................................12

OBJECTIVES....................................................................12
     Guaranteed Interest Division.............................................15
     Maximum Number of Investment Options.....................................16


DETAILED INFORMATION ABOUT THE

     CORPORATE BENEFITS POLICY................................................16
     Applying for a Policy....................................................16
     Temporary Insurance......................................................17
     Premiums.................................................................17
     Premium Payments Affect Your Coverage....................................19
     Death Benefits...........................................................19
     Special Features.........................................................25
     Policy Values............................................................26
     Transfers of Account Value...............................................28
     Dollar Cost Averaging....................................................28
     Automatic Rebalancing....................................................29
     Policy Loans.............................................................30
     Partial Withdrawals......................................................31
     Lapse....................................................................32
     Reinstatement............................................................33
     Surrender................................................................33
     General Policy Provisions................................................33
         Free Look Period.....................................................33
         Your Policy..........................................................33
         Age  ................................................................34
         Ownership............................................................34
         Beneficiary(ies).....................................................34
         Collateral Assignment................................................34
         Incontestability.....................................................34
         Misstatements of Age or Gender.......................................35
         Suicide..............................................................35
         Transaction Processing...............................................35
         Notification and Claims Procedures...................................35
         Telephone Privileges.................................................36
         Non-participation....................................................36
         Distribution of the Policies.........................................36
         Advertising Practices and Sales Literature...........................37
         Settlement Provisions................................................37

     Administrative Information About the Policy..............................37


CHARGES AND DEDUCTIONS........................................................39
     Deductions from Premiums.................................................39
     Deferred Sales Charge....................................................39
     Monthly Deductions from Account Value....................................41
     Policy Transaction Fees..................................................42
     Group or Sponsored Arrangements or Corporate
         Purchasers...........................................................43

TAX CONSIDERATIONS............................................................43
     Tax Status of the Policy.................................................43
     Diversification Requirements.............................................44
     Tax Treatment of Policy Death Benefits...................................44
     Modified Endowment Contracts.............................................45
     Multiple Policies........................................................45
     Distributions Other than Death Benefits from

         Modified Endowment Contracts.........................................45
     Distributions Other than Death Benefits from
         Policies That Are Not Modified Endowment

         Contracts............................................................45
     Investment in the Policy.................................................45
     Policy Loans.............................................................46
     Section 1035 Exchanges...................................................46
     Tax-exempt Policy Owners.................................................46
     Possible Tax Law Changes.................................................46
     Changes to Comply with the Law...........................................46
     Other....................................................................46


ILLUSTRATIONS.................................................................48


ADDITIONAL INFORMATION........................................................62
     Directors and Officers...................................................62
     Regulation...............................................................63
     Legal Matters............................................................63
     Legal Proceedings........................................................63
     Experts..................................................................63
     Registration Statement...................................................63

FINANCIAL STATEMENTS..........................................................65

APPENDIX A....................................................................67

APPENDIX B....................................................................68



--------------------------------------------------------------------------------

Corporate Benefits                      3

POLICY SUMMARY*


YOUR POLICY

This policy is available only to groups of ten or more insured people. Generally, we require a minimum total group first year premium of at least $250,000. However, depending on underwriting circumstances, we may reduce the minimum total group first year premium in some cases. We generally require a minimum target death benefit of $50,000 per policy. We may reduce the minimum target death benefit if the average target death benefit at policy issuance for the group is at least $50,000. SEE POLICY ISSUANCE, PAGE 17.


Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications, and any riders or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net account value. At the policy anniversary nearest the insured person's 100th birthday, the policy may be surrendered or continued under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 26.


We designed this policy primarily for use on a multi-life basis where the insured people share common employment or a business relationship. The policy may be owned individually or by a corporation, trust, association or similar entity.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.


FREE LOOK PERIOD


Within limits as specified by state law, you have the right to examine your policy and return it for a refund of all premium payments we have received from you or the account value, if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 33.


PREMIUM PAYMENTS


The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:
     o   for us to issue your policy; and
     o   sufficient to keep your policy in force.


The amount of premium you pay affects the length of time your policy stays in force. SEE PREMIUMS, PAGE 17.


ALLOCATION OF NET PREMIUMS

This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. SEE ALLOCATION OF NET PREMIUMS, PAGE 18.


CHARGES AND DEDUCTIONS


INITIAL SALES CHARGE


We deduct a percentage of each premium to cover a portion of our expenses in selling your policy. This charge is 2% of premiums we receive in the first policy or segment year up to target premium.
--------
*This summary highlights some of the important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read the prospectus carefully. "We," "us," "our," and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State variations are covered in a special policy form for use in that state. This prospectus provides a general description of the policy. Your actual policy and riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center.

--------------------------------------------------------------------------------

Corporate Benefits                      4

Thereafter, this charge is 0.5% of the premiums we receive. This charge is a guaranteed maximum. SEE DEDUCTIONS FROM PREMIUMS, PAGE 39.


Premiums are subject to both initial and deferred sales charges, which in the aggregate can equal as much as 4% of premiums we receive in the first policy or segment year up to the target premium, and 1% of premiums we receive in the first policy or segment year in excess of target.


DEFERRED SALES CHARGE


In addition to the initial sales charge, we impose a deferred sales charge. The deferred sales charge is based on a percentage of the premiums that you pay during the first ten policy or segment years. It is deducted from the account value at the beginning of each policy year for seven years after a year in which a premium payment is made. A deferred sales charge is calculated for premiums paid for each policy segment. This charge is a guaranteed maximum. SEE DEFERRED SALES CHARGE, PAGE 39, AND CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.




  Policy or  |  Deferred Sales Charge  |
   Segment   |     (% of Premium)*     |
  Year When  ---------------------------   Deducted at
   Premium   |   up to      in Excess  |  Beginning of
   Payment   |   Target     of Target  |   Policy or
   are Made  |   Premium     Premium   |  Segment Years
-------------| ----------------------- |--------------
             |                         |
      1      |    2%          1%       |    2 - 8
      2      |   1.75%       N/A       |    3 - 9
      3      |   1.75%       N/A       |    4 - 10
      4      |   1.75%       N/A       |    5 - 11
      5      |   0.5%        N/A       |    6 - 12
      6      |   0.5%        N/A       |    7 - 13
      7      |   0.5%        N/A       |    8 - 14
      8      |   0.5%        N/A       |    9 - 15
      9      |   0.5%        N/A       |   10 - 16
      10     |   0.5%        N/A       |   11 - 17



* THESE ARE THE PERCENTAGES USED TO DETERMINE THE ANNUAL DEDUCTION. ONCE DETERMINED, THE ANNUAL DEDUCTION IS MADE ONCE EACH YEAR FOR SEVEN YEARS.

We take these deductions:

                                     CHARGES
        Other Than Investment Portfolio Annual Expenses and Sales Charge
                      (SEE CHARGES AND DEDUCTION, PAGE 39)


CHARGE                                WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED
------                                -----------------------                ---------------
TAX CHARGES                           EACH PREMIUM PAYMENT RECEIVED          2.5% FOR STATE AND LOCAL TAXES; 1.5%
                                                                             FOR ESTIMATED FEDERAL INCOME TAX
                                                                             TREATMENT OF DEFERRED ACQUISITION
                                                                             COSTS.

MORTALITY & EXPENSE RISK              DAILY, INCLUDED IN UNIT VALUE          0.01667% MONTHLY
CHARGE                                                                       0.002055% (0.20% ANNUALLY)

POLICY CHARGE                         MONTHLY FROM ACCOUNT VALUE             $15 PER MONTH FOR FIRST TEN POLICY
                                                                             YEARS AND $9 PER MONTH THEREAFTER.

MONTHLY ADMINISTRATIVE CHARGE         MONTHLY FROM ACCOUNT VALUE             $12 PER MONTH FOR THE FIRST POLICY YEAR
                                                                             THEN $6 PER MONTH FOR EACH POLICY
                                                                             YEAR THEREAFTER.

COST OF INSURANCE CHARGE              MONTHLY FROM ACCOUNT VALUE             VARIES BASED ON CURRENT COST OF
                                                                             INSURANCE RATES AND NET AMOUNT AT RISK
                                                                             ON THE LIVES OF THE INSURED PEOPLE.
                                                                             SEE YOUR POLICY SCHEDULE PAGES.

PARTIAL WITHDRAWAL FEE                TRANSACTION DATE FROM ACCOUNT          UP TO $25
                                      VALUE




--------------------------------------------------------------------------------

Corporate Benefits                      5


CHARGE                                WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED
------                                -----------------------                ---------------
TRANSFER                              FEE TRANSACTION DATE FROM ACCOUNT      TWELVE FREE TRANSFERS PER POLICY YEAR, VALUE THEN
                                                                             $10 PER TRANSFER.

ILLUSTRATIONS                         TRANSACTION DATE FROM ACCOUNT          ONE FREE ILLUSTRATION PER POLICY YEAR, VALUE THEN A
                                                                             $25 FEE MAY APPLY.

PREMIUM ALLOCATION CHANGE             TRANSACTION DATE FROM ACCOUNT          TWELVE FREE PREMIUM ALLOCATION
                                      VALUE                                  CHANGES PER POLICY YEAR, THEN $25 PER
                                                                             CHANGE.

CONTINUATION OF COVERAGE              POLICY ANNIVERSARY NEAREST INSURED     ONE-TIME $400 ADMINISTRATIVE FEE.
                                      PERSON'S 100TH BIRTHDAY FROM
                                      ACCOUNT VALUE


VARIABLE DIVISION

If you invest in any of the variable investment options under the variable division, you may make or lose money depending on market conditions. The variable investment options are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. SEE INVESTMENT PORTFOLIO OBJECTIVES, PAGE 12.




FEES AND EXPENSES OF THE INVESTMENT
PORTFOLIOS


The separate account purchases shares of the underlying investment portfolios, or series, at net asset value. This price reflects investment management fees and other expenses that are deducted from the portfolio assets. This table describes these fees and expenses in gross amounts and in net amounts after any expenses or fees have been waived or reimbursed by the investment portfolio advisers.

                          [TO BE UPDATED BY AMENDMENT.]


INVESTMENT PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)




                                                                                       Fees and
                                                  Investment                Total      Expenses  Total Net
                                                  Management     Other    Portfolio   Waived or  Portfolio
             Portfolio                               Fees      Expenses   Expenses    Reimbursed  Expenses
             ---------                               ----      --------   --------    ----------  --------


AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. Capital Appreciation Fund                      %            %         %         NA               %
AIM V.I. Government Securities Fund                     %            %         %         NA               %
THE ALGER AMERICAN FUND
Alger American Growth Portfolio                         %            %         %         NA               %
Alger American MidCap Growth Portfolio                  %            %         %         NA               %
Alger American Small Capitalization Portfolio           %            %         %         NA               %
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio                                    %            %         %         NA               %
VIP Overseas Portfolio                                  %            %         %         NA               %

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

VIP II Index 500 Portfolio                              %            %         %          %               %

GCG TRUST

Equity Income Portfolio                                 %            %         %         NA               %




--------------------------------------------------------------------------------

Corporate Benefits                      6



                                                                                       Fees and
                                                  Investment                Total      Expenses  Total Net
                                                  Management     Other    Portfolio   Waived or  Portfolio
                             Portfolio               Fees      Expenses   Expenses    Reimbursed  Expenses
                             ---------               ----      --------   --------    ----------  --------


Growth Portfolio                                        %            %          %        NA              %
Hard Assets Portfolio                                   %            %          %        NA              %
Limited Maturity Bond Portfolio                         %            %          %        NA              %
Liquid Asset Portfolio                                  %            %          %        NA              %
Mid-Cap Growth Portfolio                                %            %          %        NA              %
Research Portfolio                                      %            %          %        NA              %
Total Return Portfolio                                  %            %          %         %              %
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Equity Income Fund                          %            %          %         %              %
INVESCO VIF-High Yield Fund                             %            %          %        NA              %
INVESCO VIF-Small Company Growth Fund                   %            %          %         %              %
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Partners Portfolio                                      %            %          %        NA              %
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund                                     %            %          %        NA              %
Worldwide Emerging Markets Fund                         %            %          %         %              %
Worldwide Real Estate Fund                              %            %          %         %              %


GUARANTEED INTEREST DIVISION

The guaranteed interest division guarantees principal and is part of our general account. Any amount you direct into the guaranteed interest division is credited with interest at a fixed rate. SEE GUARANTEED INTEREST DIVISION, PAGE 15.



POLICY VALUES


Your policy account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. SEE POLICY VALUES, PAGE 7 AND PARTIAL WITHDRAWALS, PAGE 31.


YOUR ACCOUNT VALUE IN THE VARIABLE DIVISION


Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. SEE DETERMINING VALUES IN THE VARIABLE DIVISION, PAGE 26.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy and the expenses of the investment portfolios. SEE DETERMINING VALUES IN THE VARIABLE DIVISION, PAGE 26 AND HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 27.



TRANSFERS OF ACCOUNT VALUE


With some limitations, you may make twelve free transfers among the variable investment options or to the guaranteed interest division each policy year. We charge $25 for each transfer over twelve in a policy year. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 28.



SPECIAL POLICY FEATURES

DESIGNATED DEDUCTION OPTION


You may designate one investment option from which we will deduct all of your monthly deductions and your deferred sales charge. SEE DESIGNATED DEDUCTION OPTION, PAGE 25.

RIDERS

You may attach additional benefits to your policy with the adjustable term insurance rider. SEE RIDERS, PAGE 24.



--------------------------------------------------------------------------------

Corporate Benefits                      7

DOLLAR COST AVERAGING

Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 28.

AUTOMATIC REBALANCING


Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 29.


LOANS

You may take loans against your policy's net account value. We charge an annual loan interest rate of 3.25%. We credit an annual interest rate of 3% on amounts held in the loan division as collateral for your loan. SEE POLICY LOANS, PAGE 30.

PARTIAL WITHDRAWALS


You may withdraw part of your net account value any time after your first policy anniversary. You may make only one partial withdrawal per policy year. Partial withdrawals may reduce your policy's death benefit and will reduce your account value. SEE PARTIAL WITHDRAWALS, PAGE 31.



POLICY MODIFICATION, TERMINATION
AND CONTINUATION FEATURES

RIGHT TO EXCHANGE POLICY


For 24 months after the policy date you may exchange your policy for a guaranteed policy, unless state law requires differently. The transfer to make this exchange is free. SEE RIGHT TO EXCHANGE POLICY, PAGE 25.


SURRENDER


You may surrender your policy for its net cash surrender value at any time while the insured person is living. All insurance coverage ends on the date we receive your request. SEE SURRENDER, PAGE 33.


LAPSE

In general, insurance coverage continues as long as your net account value is enough to pay the monthly deductions. SEE LAPSE, PAGE 32.

REINSTATEMENT


You may reinstate your policy and the adjustable term insurance rider within five years of its lapse if you still own the policy and the insured person is still living and meets our underwriting requirements.

You will need to give proof of insurability at policy issue. You will also need to pay required reinstatement premiums.

If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 33.


POLICY MATURITY


If the insured person is still living on the maturity date or the policy anniversary nearest the insured person's 100th birthday and you do not choose the continuation of coverage feature, you must surrender your policy. We will pay the net account value. Your policy then ends. SEE POLICY MATURITY, PAGE 26.


CONTINUATION OF COVERAGE


At the policy anniversary nearest the insured person's 100th birthday, you may choose to let the continuation of coverage feature become effective. If you do so, we will deduct a one-time administrative fee of $200 and keep your policy in force. SEE CONTINUATION OF COVERAGE, PAGE 26.



DEATH BENEFITS

At the insured person's death, we pay death proceeds to the beneficiary(ies) if your policy is still in force. Based on the death benefit option you have chosen, the base death benefit varies.


There is no minimum stated death benefit to issue a policy. Generally, there is a minimum target death benefit of $50,000 to issue your policy. SEE APPLYING FOR A POLICY, PAGE 16 AND DEATH BENEFITS,


--------------------------------------------------------------------------------

Corporate Benefits                      8

PAGE 19.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.


TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 43.

Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:
    o    partial withdrawals;
    o    surrender; or
    o    lapse.


In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 45.


In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.




--------------------------------------------------------------------------------

Corporate Benefits                      9

                              How the Policy Works


YOUR PREMIUM             Premium Deductions
You make a premium  ---------------------------->
payment
                                                     o  initial sales charge
                                                     o  deferred sales charge
                                                     o  tax charges

                    <----------------------------
NET PREMIUM
We allocate the net
premium to the investment
options you choose
        |
        |
   -----------------------------------------
   |                                       |
   \/                                      \/
GUARANTEED                                VARIABLE INVESTMENT                     INVESTMENT PORTFOLIOS           The investment
INTEREST DIVISION                         OPTIONS                                 The variable investment         manager deducts
Amounts you allocate                      Amounts you allocate are      <--       options invest in               investment
are held in our general account           held in our separate account     -->    investment portfolios   ------> management fees
   |                                       |                                                                      and other
   -----------------------------------------                                                                      portfolio expenses
                                      |
                                      |
                                      |
                                      |
                                      |                       Monthly Deductions   o  cost of insurance
                                      |                    --------------------->     charge
                                      |                   |                        o  monthly administrative
                                      |                   |                           charge
                                      \/                  |
                               ACCUMULATED VALUE          |
                               The total value of your  --|
                               policy                     |
                                 |                        |    Separate Account
                                 |                        |      Deductions
                                 |                        |--------------------->  o  mortality and expense
                                 \/                       |                           risk charge
                        LOAN DIVISION                     |
                        Amount set aside to               |
                        secure a policy loan              |
                                                          |
                                                          |   Transaction Fees     o  partial withdrawal fee
                                                           --------------------->  o  transfer fee
                                                                                   o  illustration fee
                                                                                   o  premium allocation
                                                                                      change charge
                                                                                   o  continuation of
                                                                                      coverage fee


--------------------------------------------------------------------------------

Corporate Benefits                     10

SECURITY LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS


SECURITY LIFE OF DENVER INSURANCE COMPANY


Security Life of Denver Insurance Company (Security Life) is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. At the close of 1999, the company and its consolidated subsidiaries had over $XXX.X billion of life insurance in force. As of December 31, 1999, our total assets were over $XX.X billion, and our shareholder's equity was over $XXX million.


We have a complete line of life insurance products, including:
    o    annuities;
    o    individual life;
    o    group life;
    o    pension products; and
    o    market life reinsurance.


Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $XXX.X billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1999.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of Security Life and is registered as a broker-dealer with the SEC and the NASD. ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.



SECURITY LIFE SEPARATE ACCOUNT L1

SEPARATE ACCOUNT STRUCTURE


We established Security Life Separate Account L1 (the separate account) on November 3, 1993, under Colorado's insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Security Life.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We keep the separate account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.


The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

ORDER OF SEPARATE ACCOUNT LIABILITIES


State law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.


The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

INVESTMENT OPTIONS


Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. This means that the investment performance of a policy depends on the performance of the investment portfolios you choose. Each investment portfolio has its own


--------------------------------------------------------------------------------

Corporate Benefits                     11
investment objective. These investment portfolios are not available directly to individual investors. They are available only as underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.


INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who, other than the GCG Trust, is not associated with us.

Currently, some variable investment options invest in a portfolio of the GCG Trust. Directed Services, Inc. ("DSI") serves as the manager to each portfolio of the GCG Trust. The GCG Trust and DSI have retained several portfolio managers to manage the assets of each portfolio of the GCG Trust.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans, or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


INVESTMENT PORTFOLIO OBJECTIVES

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance, and no representation is made, that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.


Some investment portfolio advisers (or their affiliates) may pay us compensation for servicing, administration or other expenses. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers may pay us more or less than others.




                         INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION          INVESTMENT COMPANY/              INVESTMENT OBJECTIVE
                                    ADVISER/ MANAGER/
                                    SUB-ADVISER
American Growth Portfolio           The Alger American Fund          Seeks long-term capital appreciation by
                                                                     focusing on growing companies that generally
                                                                     have broad product lines, markets, financial
                                                                     resources and depth of management.



--------------------------------------------------------------------------------

Corporate Benefits                     12

                         INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION          INVESTMENT COMPANY/              INVESTMENT OBJECTIVE
                                    ADVISER/ MANAGER/
                                    SUB-ADVISER
American MidCap Growth              The Alger American Fund          Seeks long-term capital appreciation by
Portfolio                                                            focusing on midsize companies with
                                                                     promising growth potential.
American Small Capitalization       The Alger American Fund          Seeks long-term capital appreciation by
Portfolio                                                            focusing on small, fast-growing companies
                                                                     that offer innovative products, services or
                                                                     technologies to a rapidly expanding
                                                                     marketplace.
VIP Overseas Portfolio              Fidelity Variable Insurance      Seeks long-term growth of capital by
                                    Products Fund and Variable       investing at least 65% of total assets in
                                    Insurance Products Fund II/      foreign securities.
                                    Fidelity Management &
                                    Research Company

VIP II Index 500 Portfolio          Fidelity Variable Insurance      Seeks investment results that correspond to
                                    Products Fund and Variable       the total return of common stocks publicly
                                    Insurance Products Fund II/      traded in the United States as represented by
                                    Fidelity Management              the S&P(R)500.
                                    Research Company/ Bankers
                                    Trust Company

Equity Income Portfolio             GCG Trust/Directed               Seeks substantial dividend income as well as
                                    Services, Inc./T. Rowe Price     long-term growth of capital.  Invests
                                    Associates, Inc.                 primarily in common stocks of
                                                                     well-established companies paying
                                                                     above-average dividends.  Sub-advised by T.
                                                                     Rowe Price Associates, Inc.

Growth Portfolio                    GCG Trust/Directed               Seeks capital appreciation.  Invests primarily
                                    Services, Inc./Janus Capital     in common stocks of growth companies that
                                    Corporation                      have favorable relationships between
                                                                     price/earnings ratios and growth rates in
                                                                     sectors offering the potential for
                                                                     above-average returns.  Sub-advised by Janus
                                                                     Capital Corporation.

Hard Assets Portfolio               GCG Trust/Directed               Seeks long-term capital appreciation.  Invests
                                    Services, Inc./Baring            primarily in hard asset securities.  Hard asset
                                    International Investment         companies produce a commodity which the
                                    Limited (an affiliate)           portfolio manager is able to price on a daily
                                                                     or weekly basis.  Sub-advised by Baring
                                                                     International Investment Limited (an
                                                                     affiliate).


--------------------------------------------------------------------------------

Corporate Benefits                     13

                         INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION          INVESTMENT COMPANY/              INVESTMENT OBJECTIVE
                                    ADVISER/ MANAGER/
                                    SUB-ADVISER
Limited Maturity Bond               GCG Trust/Directed               Seeks highest current income consistent with
Portfolio                           Services, Inc./ING               low risk to principal and liquidity.  Also seeks
                                    Investment Management,           to enhance its total return through capital
                                                                     LLC (an affiliate) appreciation when market factors,
                                                                     such as falling interest rates and rising bond
                                                                     prices, indicate that capital appreciation may be
                                                                     available without significant risk to principal.
                                                                     Invests primarily in diversified limited maturity
                                                                     debt securities with average maturity dates of five
                                                                     years or shorter and in no cases more than seven
                                                                     years. Sub-advised by ING Investment Management, LLC
                                                                     (an affiliate).

Liquid Asset Portfolio              GCG Trust/Directed               Seeks high level of current income consistent
                                    Services, Inc./ING               with the preservation of capital and liquidity.
                                    Investment Management,           Invests primarily in obligations of the U.S.
                                                                     LLC (an affiliate) Government and its agencies and
                                                                     instrumentalities, bank obligations, commercial
                                                                     paper and short-term corporate debt securities. All
                                                                     securities will mature in less than one year.
                                                                     Sub-advised by ING Investment Management, LLC (an
                                                                     affiliate).

Mid-Cap Growth Portfolio            GCG Trust/Directed               Seeks long-term growth of capital.  Invests
                                    Services, Inc./Massachusetts     primarily in equity securities of companies
                                    Financial Services Company       with medium market capitalization which the
                                                                     portfolio manager believes have
                                                                     above-average growth potential.  Sub-advised
                                                                     by Massachusetts Financial Services
                                                                     Company.

Research Portfolio                  GCG Trust/Directed               Seeks long-term growth of capital and future
                                    Services, Inc./Massachusetts     income.  Invests primarily in common stocks
                                    Financial Services Company       or securities convertible into common stocks
                                                                     of companies believed to have better than
                                                                     average prospects for long-term growth.
                                                                     Sub-advised by Massachusetts Financial
                                                                     Services Company.

Total Return Portfolio              GCG Trust/Directed               Seeks above-average income (compared to a
                                    Services, Inc./Massachusetts     portfolio entirely invested in equity securities)
                                    Financial Services Company       consistent with the prudent employment of
                                                                     capital. Invests primarily in a combination of
                                                                     equity and fixed income securities.
                                                                     Sub-advised by Massachusetts Financial
                                                                     Services Company.


--------------------------------------------------------------------------------

Corporate Benefits                     14

                                           INVESTMENT PORTFOLIO OBJECTIVES

VARIABLE INVESTMENT OPTION          INVESTMENT COMPANY/              INVESTMENT OBJECTIVE
                                    ADVISER/ MANAGER/
                                    SUB-ADVISER
VIF-Equity Income Fund              INVESCO Variable                 Seeks high current income, with growth of
                                    Investment Funds, Inc./          capital as a secondary objective by investing
                                    INVESCO Funds Group,             at least 65% of its assets in dividend-paying
                                    Inc.                             common and preferred stocks.  The rest of the
                                                                     fund's assets are invested in debt securities,
                                                                     and lower-grade debt securities.

VIF-High Yield Fund                 INVESCO Variable                 Seeks to provide a high level of current
                                    Investment Funds, Inc./          income by investing substantially all of its
                                    INVESCO Funds Group,             assets in lower-rated debt securities and
                                    Inc.                             preferred stock, including securities issued by
                                                                     foreign companies.

VIF-Small Company Growth            INVESCO Variable                 Seeks investment growth over the long term
Fund                                Investment Funds, Inc./          by investing at least 80% of its assets in
                                    INVESCO Funds Group,             equity securities of companies with market
                                                                     Inc. capitalizations of $1 billion or less. The
                                                                     remainder of the fund's assets can be invested in a
                                                                     wide range of securities that may or may not be
                                                                     issued by small companies.

Partners Portfolio                  Neuberger Berman Advisers        Seeks growth of capital by investing mainly
                                    Management Trust/                in common stocks of mid- to
                                    Neuberger Berman                 large-capitalization companies.
                                    Management Inc./ Neuberger
                                    Berman, LLC

Worldwide Bond Fund                 Van Eck Worldwide                Seeks high total return--income plus capital
                                    Insurance Trust/ Van Eck         appreciation--by investing globally,
                                    Associates Corporation           primarily in a variety of debt securities.

Worldwide Emerging Markets          Van Eck Worldwide                Seeks long term capital appreciation by
Fund                                Insurance Trust/ Van Eck         investing in equity securities in emerging
                                    Associates Corporation           markets around the world.

Worldwide Real Estate Fund          Van Eck Worldwide Seeks          high total return by investing in equity
                                    Insurance Trust/ Van Eck         securities of companies that own significant
                                    Associates Corporation           real estate or principally do business in real
                                                                     estate.


Guaranteed Interest Division

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.
The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.


The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the

--------------------------------------------------------------------------------

Corporate Benefits                     15
general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.


The amount you have in the guaranteed interest division is all of the net premium you allocate to that division, plus transfers you make to the guaranteed interest division plus interest earned.


Amounts you transfer out of or withdraw from the guaranteed interest division reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest division.


We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate of 3% and will be in effect for at least twelve months. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest division.



MAXIMUM NUMBER OF INVESTMENT OPTIONS


There are three divisions: the variable division, the guaranteed interest division and the loan division. Under the variable division, there are numerous variable investment options. SEE SECURITY LIFE SEPARATE ACCOUNT L1, PAGE 11 AND INVESTMENT PORTFOLIO OBJECTIVES, PAGE 12.

You may invest in a total of eighteen investment options over the life of your policy. Investment options include the variable and the guaranteed interest divisions, but not the loan division.

As an example, if you have had funds in seventeen variable investment options and the guaranteed interest division, these are the only investment options to which you may later add or transfer funds. However, you could still take a policy loan and access the loan division.

You may want to use fewer investment options in the early years of your policy, so that you can invest in others in the future. If you invest in eighteen variable investment options, you will not be able to invest in the guaranteed interest division.


DETAILED INFORMATION ABOUT THE CORPORATE BENEFITS POLICY


This prospectus describes our standard Corporate Benefits variable universal life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.

The illustrations beginning on page 50 show how the policies work.


APPLYING FOR A POLICY


You purchase this variable universal life policy by submitting an application to us. On the policy date, the insured person must be no less than 15 years of age and no more than age 85. The insured person is the person on whose life we issue a policy and upon whose death we pay death proceeds. SEE AGE, PAGE 34.

You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.


This policy is available only to groups of ten or more insured people. Generally, we require a minimum total group first year premium of at least $250,000. However depending on underwriting circumstances, we may reduce the minimum total group first year premium in some cases.


We generally require a minimum target death benefit of $50,000 to issue your policy. We may reduce the minimum target death benefit so long as the average target death benefit at policy issuance for the group or sponsored arrangement is at least $50,000. There


--------------------------------------------------------------------------------

Corporate Benefits                     16
is no minimum required stated death benefit. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum death benefit.



TEMPORARY INSURANCE


If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of the permanent insurance for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes any other in-force coverage you have with us.


Temporary coverage begins when:

    1. you have completed and signed our binding limited life insurance coverage form;

    2. we receive and accept a premium payment of at least your scheduled premium (selected on your application); and


    3.   part I of the application is complete.

Temporary life insurance coverage ends on the earliest of:

    o    the date we return your premium payments;
    o five days after we mail notice of termination to the address on your application;
    o    the date your policy coverage starts;
    o    the date we refuse to issue a policy based on your application; or
    o 90 days after you sign our binding limited life insurance coverage form.

There is no death benefit under the temporary insurance agreement if:
    o there is a material misrepresentation in your answers on the binding limited life insurance coverage form;
    o there is a material misrepresentation in statements on your application;
    o the person or persons intended to be the insured people die by suicide or self-inflicted injury; or
    o    the bank does not honor your premium check.



POLICY ISSUANCE

Before we issue a policy, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include a medical examination and completion of all underwriting and issue requirements.

The policy date shown on your policy schedule determines:
    o    monthly processing dates;
    o    policy months;
    o    policy years; and
    o    policy anniversaries.

It is not affected by the date you receive the policy. The policy date may be different from the date we receive your first premium payment. If the policy date is earlier, we charge monthly deductions from the date we receive your initial premium.

The policy date is determined one of three ways:

    1.   the date you designate on your application, subject to our approval; or

    2. the back-date of the policy to save age, subject to our approval and state law.

    3.   if there is no designated date or back-date, the policy date is:
         o the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
         o the date we receive your initial premium if it is after we approve your policy for issue.

DEFINITION OF LIFE INSURANCE

We apply a test to make sure that your policy meets the federal tax definition of life insurance. The cash value accumulation test applies to your policy. We may limit premium payments relative to your policy death benefit under this test. SEE TAX STATUS OF THE POLICY, PAGE 43.



PREMIUMS


You may choose the amount and frequency of premium payments, within limits. You cannot make premium payments after the death of the insured person or after the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 26.



--------------------------------------------------------------------------------

Corporate Benefits                     17

We consider any payment we receive to be a premium if you do not have an outstanding loan. After we deduct certain expenses from your premium payment, we add the remaining net premium to your account value.


SCHEDULED PREMIUMS

Your premiums are flexible. You may select your scheduled premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a quarterly, semiannual or annual basis. You are not required to pay the scheduled premium.


You may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.


You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.

UNSCHEDULED PREMIUM PAYMENTS

Generally speaking, you may make unscheduled premium payments at any time, however:

    1. We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments;

    2. We may require proof that the insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and

    3. We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.


SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 45 AND CHANGES TO COMPLY WITH THE LAW, PAGE 46.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take out tax or sales charges which apply to premium payments.


TARGET PREMIUM


Target premiums are not based on the scheduled premium. Target premiums are actuarially determined based on the age, gender, premium class and rating of the insured person. The sales target premium is used in determining your sales charge, deferred sales charge and the distribution allowance we pay our agents/registered representatives. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and any segments added since the policy date are listed in the policy schedule we provide to you. SEE PREMIUMS, PAGE 17.

INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS

The net premium is the balance remaining after we take premium-based charges from your premium payment.

Your initial premium is the premium we must receive before coverage can begin. The initial premium is the first premium we receive and apply to your policy. It must be at least equal to the sum of the scheduled premiums which are due from your policy date through your investment date.

The investment date is the first date we apply the net premium we have received to your policy. If we receive your initial premium after we approve your policy for issue, the investment date is the date we receive your initial premium.

We apply net premiums we have received from you to your policy after:

    a) we receive the amount of premium required for your insurance coverage to begin;
    b)   all issue requirements have been met and

--------------------------------------------------------------------------------

Corporate Benefits                     18
         received by our customer service center;
    c)   we approve your policy application; and
    d)   we approve your policy for issue.


Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires the return of your premium during the free look period, we initially invest amounts you have designated for the variable division in the GCG Trust Liquid Asset Portfolio. We later transfer these amounts from the Liquid Asset Portfolio to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:

    1. five days after we mailed your policy and your state free look period has ended; or

    2. you have actually received your policy, we have received your delivery receipt and your state free look period has ended.


If your state provides for return of account value during the free look period or no free look period, we invest amounts you designated for the variable division directly into your selected variable investment options.


We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions specified in whole numbers totaling 100% and using up to eighteen investment options over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 16.

You may make twelve free premium allocation changes per year, after which a transaction fee applies. If you change your designated deduction investment option from which monthly deductions are taken, we consider this a premium allocation change for which there may be a charge. SEE DESIGNATED DEDUCTION OPTION, PAGE 25 AND POLICY TRANSACTION FEES, PAGE 42.



PREMIUM PAYMENTS AFFECT YOUR COVERAGE


Your coverage lasts only as long as your net account value is enough to pay the monthly charges and your account value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 32, AND GRACE PERIOD, PAGE 32.


MODIFIED ENDOWMENT CONTRACTS


There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 45.


DEATH BENEFITS

Death benefits are calculated as of the date of death of the insured person.

You can decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with your one policy.

There is no minimum stated death benefit to issue a policy. We generally require a minimum target death benefit of $50,000 to issue your policy. Our underwriting and reinsurance procedure in effect at the time you apply limit the maximum death benefit. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.

When we issue your policy, we base the initial insurance coverage on the instructions in your application. The death benefit at issue may vary from the stated death benefit plus adjustable term insurance coverage for some 1035 exchanges. The


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Corporate Benefits                     19
stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy.


It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce sales compensation, but may increase the monthly cost of insurance. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 24.


                              DEATH BENEFIT SUMMARY



THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES, INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT AND THAT PARTIAL WITHDRAWALS ARE LESS THAN THE PREMIUM WE RECEIVE.


                               OPTION 1                                OPTION 2                               OPTION 3
==============  ===================================    ===================================    ======================================
STATED          The amount of policy death             The amount of policy death             The amount of policy death
DEATH           benefit at issue, not including        benefit at issue, not including        benefit at issue, not including
BENEFIT         rider coverage.  This amount           rider coverage.  This amount           rider coverage.  This amount
                stays level throughout the life of     stays level throughout the life of     stays level throughout the life of
                the contract.                          the contract.                          the contract.

BASE DEATH      The greater of the stated death        The greater of the stated death        The greater of the stated death
BENEFIT         benefit or the account value           benefit plus the account value,        benefit plus the sum of all
                multiplied by the appropriate          or the account value multiplied        premiums we receive minus
                factor from the definition of life     by the appropriate factor from         partial withdrawals you have
                insurance factors.                     the definition of life insurance       taken, or the account value
                                                       factors.                               multiplied by the appropriate
                                                                                              factor from the definition of life
                                                                                              insurance factors.


TARGET          Stated death benefit plus              Stated death benefit plus              Stated death benefit plus
DEATH           adjustable term insurance rider        adjustable term insurance rider        adjustable term insurance rider
BENEFIT         benefit.  Assuming no schedule         benefit.  Assuming no schedule         benefit. Assuming no schedule
                changes, this amount remains           changes, this amount remains           changes, this amount remains level
                level throughout the life of the       level throughout the life of the       throughout the life of the policy.
                policy.                                policy.


TOTAL DEATH     This is the total death proceeds.      This is the total death proceeds.      This is the total death proceeds.
BENEFIT         It is the greater of the target        It is the greater of the target        It is the greater of the target
                death benefit or the base death        death benefit plus the account         death benefit plus the sum of all
                benefit.                               value, or the base death benefit.      premiums we receive minus
                                                                                              partial withdrawals you have
                                                                                              taken, or the base death benefit.

ADJUSTABLE      The adjustable term insurance          The adjustable term insurance          The adjustable term insurance
TERM            rider benefit is the total death       rider benefit is the total death       rider benefit is the total death
INSURANCE       benefit minus base death benefit,      benefit minus the base death           benefit minus the base death
RIDER           but it will not be less than zero.     benefit, but it will not be less       benefit, but it will not be less
BENEFIT         If the account value multiplied        than zero.  If the account value       than zero.  If the account value
                by the death benefit corridor          multiplied by the death benefit        multiplied by the death benefit
                factor is greater than the stated      corridor factor is greater than the    corridor factor is greater than the
                death benefit, the adjustable          stated death benefit plus the          stated death benefit plus the sum
                term insurance benefit will be         account value, the adjustable          of all premiums we receive
                decreased.  It will be decreased       term insurance rider benefit will      minus partial withdrawals you
                so that the sum of the base death      be decreased.  It will be              have taken, the adjustable term
                benefit and the adjustable term        decreased so that the sum of the       insurance rider benefit will be
                insurance rider benefit is not         base death benefit and the             decreased.  It will be decreased
                greater than the target death          adjustable term insurance rider        so that the sum of the base death
                benefit.  If the base death benefit    benefit is not greater than the        benefit and the adjustable term
                becomes greater than the target        target death benefit plus the          insurance rider benefit is not
                death benefit, then the adjustable     account value.  If the base death      greater than the target death
                term insurance rider benefit is        benefit becomes greater than the       benefit plus the sum of all
                zero.                                  target death benefit plus the          premiums we receive minus
                                                       account value, then the                partial withdrawals you have
                                                       adjustable term insurance rider        taken.  If the base death benefit
                                                       benefit is zero.                       becomes greater than the target
                                                                                              death benefit plus the sum of all
                                                                                              premiums we receive minus partial
                                                                                              withdrawals you have taken, then the
                                                                                              adjustable term insurance rider
                                                                                              benefit is zero.


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Corporate Benefits                     20

BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
    o    your choice of death benefit option;
    o    increases or decreases in the stated death benefit; or

    o    a change in your death benefit option.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) calculated when the insured person dies. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:

    o    your base death benefit; plus
    o    rider benefits; minus
    o    your outstanding policy loan with accrued loan interest; minus
    o outstanding policy charges due before the insured person's date of death.

There could be outstanding policy charges if the insured dies while your policy is in the grace period.

DEATH BENEFIT OPTIONS


You have a choice of three death benefit options: option 1, option 2 or option 3 (described below). You may choose death benefit option 3 only prior to the issue of your policy. Your choice may result in your having a base death benefit which is greater than your stated death benefit. You may change your death benefit option (but not to option 3 or from option 3 to option 2) after the first policy anniversary and before the continuation of coverage feature begins. SEE CHANGES IN DEATH BENEFIT OPTIONS, PAGE 22 AND SEE CONTINUATION OF COVERAGE, PAGE 26.

If you choose death benefit option 1, your base death benefit is the greater of:


    1.   your stated death benefit on the date of the insured person's death; or

    2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life

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Corporate Benefits                     21
         insurance factors shown in Appendix A.


Under option 1 positive investment performance generally reduces your net amount at risk which lowers your policy's cost of insurance. Option 1 offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

If you choose death benefit option 2, your base death benefit is the greater of:


    1. your stated death benefit plus your account value on the date of the insured person's death; or

    2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 2, investment performance is reflected in your insurance coverage.


If you choose death benefit option 3, the base death benefit is the greater of:

    1. your stated death benefit plus the sum of all premiums we have received minus partial withdrawals you have taken under your policy; or


    2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.


Under option 3, the base death benefit generally will increase as you pay premiums and decrease as you take partial withdrawals. In no event will your base death benefit be less than your stated death benefit.


Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:
    o    the insured person's age;
    o    the insured person's gender.

    o the cash value accumulation test for the federal income tax law definition of life insurance. SEE APPENDIX A, PAGE 67.

Death benefit options 2 and 3 are not available during the continuation of coverage period. If you select option 2 or 3 on your policy, it automatically converts to death benefit option 1 when the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 26.

CHANGES IN DEATH BENEFIT OPTIONS


You may request a change in your death benefit option at any time after your policy date and before the continuation of coverage feature begins.

Your requested death benefit option change is effective on your next monthly processing date after we accept and approve your requested change, so long as at least one day remains before your monthly processing date. If fewer than one day remains before your monthly processing date, your death benefit option change will be effective on the second following monthly processing date. We may require proof of insurability to change from death benefit option 1 to 2.

A death benefit option change applies to your entire stated or base death benefit. You may change from death benefit option 1 to option 2, from option 2 to option 1 or from option 3 to option 1. YOU MAY NOT CHANGE FROM DEATH BENEFIT OPTION 1 OR 2 TO OPTION 3, OR OPTION 3 TO OPTION 2.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

We may not approve a death benefit option change if it reduces the target or stated death benefit below the minimum we require to issue your policy.

On the effective date of your option change, your stated death benefit changes as follows:



Change       Change      Stated Death Benefit
 From          To         Following Change:
 ----          --         ----------------
Option 1     Option 2    your stated death benefit before the change minus your
                         account value as of the effective date of the change.

Option 2     Option 1    your stated death benefit before the change plus your
                         account value as of the effective date of the change.


Option 3     Option 1    your stated death benefit before the change plus
                         (a) the sum of the premiums we have received, minus (b) partial withdrawals you have taken as of the effective date of the change.



--------------------------------------------------------------------------------

Corporate Benefits                     22

We increase or decrease your stated death benefit on the date of your death benefit option change to keep the net amount at risk the same. There is no change to the amount of term insurance if you have an adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 41.


If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option 1 to option 2, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option 2 to option 1, your stated death benefit is increased by the amount allocated to that segment. We do not adjust the target premium when you change your death benefit option.


Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.


CHANGES IN DEATH BENEFIT AMOUNTS


You may want to increase your policy's target or stated death benefit. You may do so while your policy is in force and before the policy anniversary when the insured person turns age 75.

Contact your agent/registered representative or our customer service center to request a change in your policy's death benefit. The request is effective on the next monthly processing date after we receive and approve your request. There may be underwriting or other requirements which must be met before your request can be approved. Your requested change must be for at least $1,000.

After we approve your request, we will send you a new policy schedule page which includes the:
    o    stated death benefit;
    o    benefits under applicable riders;
    o    guaranteed cost of insurance rates of each segment; and
    o    target death benefit schedule.

Keep the new schedule with your policy. We may ask you to send your policy to us so that we can make the change for you.


We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 43.


You may not reduce your death benefit in the first policy year. Requested reductions in the death benefit will be applied first to decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless state law requires differently.

There may be tax consequences as a result of a decrease in your death benefit. SEE TAX STATUS OF THE POLICY, PAGE 43 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 45.

You cannot decrease the stated death benefit below $1,000.

You must provide satisfactory evidence that the insured person is still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target death benefit is also a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change.


You may change the death benefit once in a policy year.


The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once we create a new segment, it is permanent unless state law requires differently. The segment year runs from the segment effective date to its anniversary.

Each new segment may have:
    o    a new initial sales charge;
    o    a new deferred sales charge;
    o    new cost of insurance charges;
    o    a new incontestability period;
    o    a new suicide exclusion period; and
    o    a new target premium.

We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit. Premiums we receive after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments. Sales charges are deducted from each segment's premium based on the length of time that


--------------------------------------------------------------------------------

Corporate Benefits                     23
segment has been effective.

If a death benefit option change causes the stated death benefit to increase, no new segment is created. Instead, the size of each existing segment(s) is(are) changed. If it causes the stated death benefit to decrease, each segment is decreased.

If a death benefit option change causes the stated death benefit to increase, no new segment is created. Instead, the size of each existing segment(s) is(are) changed. If it causes the stated death benefit to decrease, each segment is decreased.


RIDERS

Your policy may include benefits, which we attach by use of a rider. A rider adds an additional cost to your policy. You may cancel these rider benefits at any time.

Periodically we may offer other riders than the one listed here. You should contact your agent/registered representative for a complete list of the riders now available.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 45 FOR INFORMATION ON THE POSSIBLE TAX EFFECTS OF ADDING OR CANCELING THESE BENEFITS.


ADJUSTABLE TERM INSURANCE RIDER


There is no maximum stated death benefit to issue a policy. We generally require a minimum target death benefit of $50,000 to issue your policy.

You may increase your death proceeds by adding an adjustable term insurance rider. This rider allows you to schedule the pattern of death benefits appropriate for anticipated needs. The amount we pay is the term death benefit in force at the time of the death of the insured person. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of policy year(s). SEE DEATH BENEFITS, PAGE 23.

The adjustable term insurance rider benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as your base death benefit changes. Your death benefits depend on which death benefit option is in effect:


    OPTION 1:    If option 1 is in effect, the total death benefit is the
                 greater of:

                  a.  the target death benefit; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     OPTION 2:    If option 2 is in effect, the total death benefit is the
                  greater of:

                  a.  the target death benefit plus the account value; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     OPTION 3:    If option 3 is in effect, the total death benefit is the
                  greater of:


                  a. the target death benefit plus the sum of the premiums we have received minus partial withdrawals you have taken; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option 1, assume your base death benefit increases as a result of an increase in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:


  Base Death   Target Death      Adjustable Term
   Benefit       Benefit       Insurance Rider Amount
   -------       -------       ----------------------


   $201,500      $250,000             $48,500
    202,500       250,000              47,500
    202,250       250,000              47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance would be zero.

--------------------------------------------------------------------------------

Corporate Benefits                     24

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider amount reappears to maintain your desired death benefit.


You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.


We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change, or if you ask for an unscheduled decrease in your target death benefit.


Partial withdrawals, changes from death benefit option 1 to option 2 and base decreases may reduce your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 31, AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 22.


There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue age, gender, ratings and premium class of the person insured, as well as your policy date.

If the target death benefit is increased by you after the rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium class even though satisfactory new evidence of insurability is required for the increased schedule. The monthly guaranteed maximum cost of insurance rates for this rider will be stated in the policy. SEE COST OF INSURANCE CHARGE, PAGE 41.

At policy maturity, if you have an adjustable term insurance rider, the target death benefit becomes the stated death benefit. The adjustable term insurance rider then terminates. If you have no adjustable term insurance rider, your stated death benefit is unchanged.

The only charge for this rider is the cost of insurance charge. There is no sales charge for this rider. The total charges that you pay may be less if you have greater coverage under an adjustable term insurance rider rather than as base death benefit.

However, not all policy features apply to the adjustable term insurance rider. The adjustable term insurance rider does not contribute to the policy account value and there is no surrender value. It does not affect investment performance and cannot be used toward a policy loan. The adjustable term insurance rider provides benefits only at the insured person's death.



SPECIAL FEATURES


DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate an investment option from which we will deduct your monthly charges and your deferred sales charge. You may make this designation at any time. You may not use the loan division as your designated deduction investment option.

You may elect not to choose a designated deduction investment option, or the amount in your designated deduction investment option may not be enough to cover the monthly deductions and deferred sales charge. If so, these charges are taken from the variable and guaranteed interest divisions in the same proportion that your account value in each has to your total net account value on the monthly processing date.

If you change your designated deduction investment option, we consider this a premium allocation change for which there may be a charge. SEE POLICY TRANSACTION FEES, PAGE 42.


RIGHT TO EXCHANGE POLICY


During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless state law requires differently. We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all of your future net premiums only to the guaranteed interest division. We do not allow future payments or transfers to the variable investment options after you exercise this right.

We do not charge for the transfer to make this exchange. SEE GUARANTEED INTEREST DIVISION, PAGE 15.



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Corporate Benefits                     25

POLICY MATURITY

You can surrender your policy at any time. At the policy anniversary nearest the insured person's 100th birthday if you do not want the continuation of coverage feature the policy matures. You may then surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.


CONTINUATION OF COVERAGE


The continuation of coverage feature allows your insurance coverage to continue in force beyond policy maturity. If on the policy anniversary nearest the insured person's 100th birthday you choose to allow the continuation of coverage feature to become effective, we:
    o convert death benefit option 2 or 3 to death benefit option 1, if applicable;
    o    terminate all riders;
    o    deduct a one-time $200 administrative fee to cover future expenses;
    o transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division; and
    o    terminate dollar cost averaging and automatic rebalancing.

Your insurance coverage continues in force until the death of the insured person, unless the policy lapses or is surrendered. However:
    o    you may make no further premium payments;
    o    we deduct no further cost of insurance charges;
    o    your monthly deductions cease; and
    o your net account value may not be transferred into the variable investment options.


During the continuation of coverage period, you may take policy loans or partial withdrawals from your policy.


If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this lapse, you may make loan and loan interest payments during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value. All normal consequences of surrender apply. SEE SURRENDER, PAGE 33.

The continuation of coverage feature may not be available in all states. If a state has approved this feature, it is an automatic feature and you do not need to take any action to activate it.

The tax consequences of coverage continuing beyond the insured person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences.



POLICY VALUES

ACCOUNT VALUE

Your account value is the total amount you have in the guaranteed interest division, the variable division and the loan division. Your account value reflects:

    o    net premiums applied;
    o    charges deducted;
    o    partial withdrawals taken;

    o    investment performance of the variable investment options;
    o    interest earned on the guaranteed interest division; and
    o    interest earned on the loan division.

NET ACCOUNT VALUE


Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any. Your cash surrender value is the same as your net account value.

DETERMINING VALUES IN THE VARIABLE DIVISION

The amounts in the variable division are measured by accumulation units and accumulation unit values. The value of each variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.

We purchase accumulation units for you when you allocate premium or make transfers to a variable investment option, including transfers from the loan division.


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Corporate Benefits                     26

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined.

A valuation date is each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which an investment portfolio does not value its shares or any other day as required by law. Each valuation date ends at 4:00 p.m. Eastern time. Our customer service center may not be open for business on: New Year's Day, Martin Luther King, Jr.'s birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving, Christmas Day and the day before or after Christmas.

We sell accumulation units for you:
    o    when amounts are transferred from a

         variable investment option (including transfers to the loan division);

    o    for your policy's monthly deductions from your account value;
    o    for policy transaction charges;
    o    when you take a partial withdrawal;
    o    when you surrender your policy; and
    o    to pay the death proceeds.

We calculate the number of accumulation units purchased or sold by:


    1.   dividing the dollar amount of your transaction by:


    2. the accumulation unit value for that variable investment option calculated at the close of business on the valuation date of the transaction.

The accumulation unit value is the value of one accumulation unit determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying portfolio. It reflects:

    o    investment income;
    o    realized and unrealized gains and losses; and
    o    investment portfolio expenses.

SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES,
PAGE 27.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.


We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance of the underlying investment portfolio.

FOR AMOUNTS IN THE VARIABLE INVESTMENT OPTIONS, THERE IS NO GUARANTEED MINIMUM CASH SURRENDER VALUE.


HOW WE CALCULATE ACCUMULATION UNIT VALUES

We determine accumulation unit values on each valuation date.


We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that first date, the accumulation unit value on any valuation date is:


    1. the accumulation unit value for the preceding valuation date multiplied by


    2. the variable investment option's accumulation experience factor for the valuation period.


Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

    1. We take the share value of the underlying portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.

    2. We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes.


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Corporate Benefits                     27

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     3.  We divide the resulting amount by the value of the shares in the underlying investment portfolio at the close of business on the previous valuation date.



TRANSFERS OF ACCOUNT VALUE


You may make twelve free transfers among the variable investment options or the guaranteed interest division in each policy year with a $25 fee per transaction after that. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends. We do not limit the number of transfers you may make. Transfers for automatic rebalancing or dollar cost averaging do not count toward your twelve free transfers. You may not make transfers during the continuation of coverage period. SEE POLICY TRANSACTION FEES, PAGE 42 AND CONTINUATION OF COVERAGE, PAGE 26.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.


EXCESSIVE TRADING


Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:
    o    increased trading and transaction costs;
    o    forced and unplanned portfolio turnover;
    o    lost opportunity costs; and
    o large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as market timing services. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.


GUARANTEED INTEREST DIVISION TRANSFERS

Transfers into the guaranteed interest division are not restricted.


You may transfer amounts from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed.


Transfers from the guaranteed interest division are limited to the largest of:
    o 25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year;
    o the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
    o    $100.


DOLLAR COST AVERAGING


If your policy has at least $10,000 invested in either qualifying source investment portfolio, you may elect dollar cost averaging. The qualifying source investment portfolios are the GCG Trust Liquid Asset Portfolio or the GCG Trust Limited Maturity Bond Portfolio. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.


DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.


This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It is intended to reduce the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to other investment options each period, you purchase more units in an investment option when the unit value is low and you purchase fewer units if the unit value is high.



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We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires refund of all premiums we receive during the free look period, dollar cost averaging cannot begin until your free look period has ended.

With dollar cost averaging, you designate either a dollar amount or a percentage of your account value for automatic transfer from a qualifying source investment portfolio. Each period we automatically transfer the amount you select from your chosen source investment portfolio to one or more other variable investment options. You may not use the guaranteed interest division or the loan division in dollar cost averaging.

The minimum percentage you may transfer to any one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the dollar cost averaging source investment portfolio cannot be included in your automatic rebalancing program.


CHANGING DOLLAR COST AVERAGING


You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may change the program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 36.


TERMINATING DOLLAR COST AVERAGING

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate when:


    1.   you specify a termination date; or


    2. your balance in the source investment portfolio reaches a dollar amount you set; or

    3. the amount in the source investment portfolio is equal to or less than the amount to be transferred on a dollar cost averaging date. We will transfer the remaining amount and dollar cost averaging ends.



AUTOMATIC REBALANCING


Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options.


Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.


If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

If you choose automatic rebalancing on your policy application, the first transfer occurs on the date you select (after your free look period if your state requires return of all premiums we receive during the free look period). If you elect this feature after your policy date, we process the first transaction on the date you request. If you do not request a date,


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processing is on the last valuation date of the calendar quarter we receive your request.

When you choose automatic rebalancing allocations, you may choose up to eighteen total investment options. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 16.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source investment portfolio for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan division in your automatic rebalancing program.


CHANGING AUTOMATIC REBALANCING


You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 28.


TERMINATING AUTOMATIC REBALANCING

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.


POLICY LOANS


The loan division is part of our general account specifically designed to hold money used as collateral for loans and loan interest.

You may borrow from your policy at any time after the first monthly processing date by using your policy as security for a loan, or as otherwise required by state law. The amount you borrow is called a policy loan. Your policy loan is:


    1.   the total amount you borrow from your policy; plus

    2.   policy loan interest that is capitalized when due; minus


    3.   policy loan or interest repayments you make.

Unless state law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow on any valuation date, unless required differently by state law, is your net account value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan of less than $25,000 by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 36.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.


Loan interest charges on your policy loan accrue daily at an annual interest rate of 3.25%. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan.


When you take a policy loan, we transfer an amount equal to your policy loan to the loan division. We follow this same process for loan interest due at your policy anniversary. We credit the loan division with interest at an annual rate of 3%.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.


LOAN REPAYMENT


You may repay your policy loan at any time while your policy is in force. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan payment, we transfer an amount equal to your payment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.


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EFFECTS OF A POLICY LOAN ON YOUR POLICY


Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.


The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds payable or the cash surrender value payable on surrender.

Failure to repay your loan may affect the length of time your policy remains in force. If you do not make loan payments your policy could lapse. Policy loans may cause your policy to lapse if your net account value is not enough to pay your deductions each month. SEE LAPSE, PAGE 32.

Policy loans may have tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 45, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 45.


If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue.


PARTIAL WITHDRAWALS


You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. You make a partial withdrawal when you withdraw part of your net account value. If your request is by telephone, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. SEE TELEPHONE PRIVILEGES, PAGE 36.

You may take only one partial withdrawal per policy year. The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net account value. If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal.

When you take a partial withdrawal, we deduct your withdrawal amount plus a service fee from your account value. SEE CHARGES, PAGE 39.

Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. You may select one investment option from which your partial withdrawal will be taken. If you select the guaranteed interest division however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal transaction.


Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 45, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 45.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 1


If you selected death benefit option 1, no more than fifteen years have passed since your policy date and the insured person is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value or 5% of your stated death benefit without decreasing your stated death benefit.


Otherwise amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased due to the federal income tax definition of life insurance. If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 2


If you have selected death benefit option 2, a partial withdrawal does not reduce your stated or target death benefit. However, because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.




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PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 3


If you have selected death benefit option 3 and your partial withdrawal is less than the total of premiums we have received minus the total of your partial withdrawals, then your stated death benefit will not be reduced. However, because your account value is reduced, your total death benefit will be reduced.

If your partial withdrawal is more than the amount of premiums we have received minus the total of your prior partial withdrawals, a two step process is used:

    1. Your withdrawal of the amount that makes premiums paid minus all partial withdrawals equal to zero is taken; then

    2. The excess withdrawal amount you requested will reduce your stated death benefit if:
         o the excess amount is greater than 10% of your account value after step "1" above; or
         o    the excess amount is greater than 5% of your stated death benefit.

Regardless of your chosen death benefit option, partial withdrawals do not reduce your stated death benefit if:
    o your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and
    o you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 43.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. SEE POLICY ISSUANCE, PAGE 43.

We will send a new policy schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit. In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 45, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 45.



LAPSE


Your insurance coverage continues as long as your net account value is enough to pay your deductions each month.

If the continuation of coverage feature is active, your policy could lapse if there is an outstanding policy loan even though there are no further monthly deductions.


GRACE PERIOD


Your policy enters a 61-day lapse grace period if, on a monthly processing date your net account value is zero (or less).

We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount is generally past due charges, plus your estimated monthly policy deductions for the next two months. If the insured person dies during the grace period we pay death proceeds to your beneficiary(ies), but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed.

If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its rider lapses without value. We withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us and inform you that your policy coverage has ended.



REINSTATEMENT


If you do not pay enough premium before the end of the grace period, your policy lapses. You may still


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reinstate your policy and its rider within five years of the end of the grace period if you still own the policy and the insured person is still living.


Unless state law requires differently, we will reinstate your policy and rider if:

    1.   you have not surrendered your policy;


    2. you provide satisfactory evidence to us that the insured person is alive and still insurable according to our normal rules of underwriting; and

    3. we receive enough premium from you to keep your policy and its rider in force from the beginning to the end of the grace period and for two months after the reinstatement date.

Reinstatement is effective on monthly processing date following our approval of your reinstatement application. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to your most recent instructions which may be the premium allocation instructions in effect at the start of the grace period.



SURRENDER


You may surrender your policy for its cash surrender value any time while the insured person is living. You may take your net cash surrender value as of the valuation date we receive your written surrender request and policy at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. SEE POLICY VALUES, PAGE 7 AND SETTLEMENT PROVISIONS, PAGE 37.

We do not pro-rate or add back charges and expenses to your account value before the date your surrender is effective.


A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 45, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 45.


GENERAL POLICY PROVISIONS

FREE LOOK PERIOD


You have the right to examine your policy. The right to examine your policy, often called the free look period, starts on the date you receive your policy and is a length of time specified by state law. If for any reason you do not want it, you may return your policy to us, your agent/registered representative within the period shown on the policy's face page. If you return your policy to us within that time period, we will consider it canceled as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined under state law.

Generally, there are two types of free look refunds:
    o    some states require a return of all premiums we receive;
    o other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund allowed in your state will affect when the net premium we receive before the end of the free look period is invested into the variable investment options. SEE ALLOCATION OF NET PREMIUMS, PAGE 18.


YOUR POLICY

Some groups under this policy may choose to use a master policy with policy certificates, rather than a series of individual policies.

The entire contract between you and us is the combination of:

    o    your policy (or certificate);
    o    a copy of your original application and any

         applications for benefit increases or decreases;
    o    the adjustable term insurance rider;
    o    endorsements;
    o    schedule pages; and
    o    reinstatement applications.


If you make a change to your coverage, we give you a copy of your changed application and new schedules. If you send your policy to us, we attach


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these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

GUARANTEED ISSUE

We only offer this policy on a guaranteed issue basis. We issue these policies up to a preset face amount with evidence of insurability requirements.

AGE


We issue your policy at the insured person's age stated in your policy schedule. This is based on the insured person's age as of the nearest birthday to the policy date. We determine the insured person's age at any given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule. At issue of your policy, the insured person must be no less than age 15 and no more than age 85.


OWNERSHIP


The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the insured person's lifetime before the maturity date. This includes the right to change the owner, beneficiary(ies) or the method designated to pay death proceeds.


As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)


You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives the insured person receives the death proceeds. Other surviving beneficiary(ies) receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives the insured person, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you or to your estate, as owner.

Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary during the insured person's lifetime. We pay the death proceeds to the beneficiary(ies) whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries.


COLLATERAL ASSIGNMENT

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY


If your policy has been in force and the insured person is alive for two years from your policy date, we will not question the validity of the statements in your application. If your policy has been in force and the insured person is alive for two years from the effective date of a new segment or from the effective date of an increase in any other benefit with respect to the insured person (such as an increase in stated death benefit) we will not contest the statements in your application for the new segment or other increase.

If this policy has been in force and the insured person is alive for two years from the effective date of reinstatement, we will not contest the statements in your application for reinstatement.


MISSTATEMENTS OF AGE OR GENDER

If the insured person's age or gender has been misstated, we adjust the death benefit to the amount

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which would have been purchased for the insured person's correct age and gender.
We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the insured person's death, or as otherwise required by state law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

SUICIDE


If the insured person commits suicide (while that insured person is sane or insane) within two years of your policy date, unless otherwise required by state law, we limit death proceeds payable in one sum to:

    1.   the total of all premiums we receive to the time of death; minus


    2.   outstanding policy loan amounts and accrued loan interest; minus

    3.   partial withdrawals you have taken.


We make a limited payment to the beneficiary(ies) for a new segment or other increase if the death of the insured person is due to suicide (while that insured person is sane or insane) within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by state law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.


TRANSACTION PROCESSING

Generally, within seven days of when we receive all information required to process a payment, we pay:
    o    death proceeds;

    o    cash surrender value upon surrender;
    o    partial withdrawals; and
    o    loan proceeds.


We may delay processing these transactions if:
    o    the NYSE is closed for trading;
    o    trading on the NYSE is restricted by the SEC;

    o there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of an investment option's assets; or

    o a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.


We determine the death benefit as of the insured person's date of death. The death proceeds are not affected by changes in the value of the variable investment options after that date. We pay interest at our stated rate (or at a higher rate if required by law) from the insured person's date of death to the date of payment.


We may delay payment from our guaranteed interest division for up to six months, unless state law requires otherwise, of:
    o    surrender proceeds;
    o    withdrawal amounts; or
    o    loan amounts.


We pay interest at our declared rate (or at a higher rate if required by law) from the date we receive the request if we delay payment more than 30 calendar days.


NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.


You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes and at the time of surrender.

If an insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the insured person's death. As proof of the insured person's death, we may require you to provide proof of the deceased insured person's age and a certified copy of the death certificate.


The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information

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may include medical records of doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES


Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative, if applicable, to call our customer service center to:

    o    make transfers;
    o    change premium allocations;
    o change features in your dollar cost averaging and automatic rebalancing programs;
    o    request partial withdrawals; or
    o    request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

    1.   requiring some form of personal identification;

    2.   providing written confirmation of any transactions; and

    3.   tape recording telephone calls.


By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.


NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Security Life.

DISTRIBUTION OF THE POLICIES


The principal underwriter (distributor) for our policies is ING America Equities, Inc., a wholly owned subsidiary of Security Life. It is registered as a broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of other broker-dealers including, but not limited to:


    1. VESTAX Securities Corporation, an indirect affiliate of Security Life of Denver Insurance Company;

    2. Locust Street Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company;


    3. Multi-Financial Securities, Corp., an indirect affiliate of Security Life of Denver Insurance Company; and


    4. IFG Network Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company.


All broker-dealers who sell this policy have entered into selling agreements with us.

Under these selling agreements, we pay a distribution allowance to broker-dealers, who then pay commissions to the agent/registered representative who sells this policy. During the first policy year, the distribution allowance is 16% of the premium that we receive up to target premium and 2% of premium we receive in excess of target premium. In each of policy years two through four, the distribution allowance is 7% of the premium we receive up to target premium and 1% of premium we receive in excess of target premium. In each of policy years five through ten, the distribution allowance is 2% of the premium we receive up to target premium.

Broker-dealers receive annual renewal payments of up to 0.20% of the average net account value for the first ten years of your policy and 0.10% of average net account value each year thereafter.

Compensation arrangements may vary and depend on particular circumstances. In addition to the distribution allowances we may pay :
    o    override payments;
    o    expense allowances
    o    special marketing fees; and
    o wholesaler fees and marketing allowances, bonuses and training allowances.

We pay all allowances from our resources which include sales charges deducted from premiums.


ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to

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promote this product, including:

    o    indices or rankings of investment securities;
    o articles on variable life insurance and other information published in business or financial publications; and

    o comparisons with other investment vehicles, including tax considerations.


We may use information regarding the past performance of the variable investment options. However, past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes for our products. We may refer to past, current, or prospective economic trends, investment performance and other information we believe may be of interest to our customers.


SETTLEMENT PROVISIONS


You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so before the death of the insured person. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of the insured person's death.

You may take your cash surrender value in other than one payment.


The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. A periodic payment must be at least $20. Currently, these alternate payment options are available if the proceeds are $2,000 or more.


Option I:    PAYOUTS FOR A DESIGNATED PERIOD


Option II:   LIFE INCOME WITH PAYOUTS GUARANTEED FOR A DESIGNATED PERIOD

Option III:  HOLD AT INTEREST

Option IV:   PAYOUTS OF A DESIGNATED AMOUNT


Option V:    OTHER OPTIONS WE OFFER AT THE TIME WE
             PAY THE BENEFIT



ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES


We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus, or issues requiring a vote by shareholders under the Investment Company Act of 1940.


Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value.

We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio's shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are:

    1. changes in the fundamental investment policy of a particular investment portfolio; or

    2.   approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or

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their interpretations change to allow this.


You may instruct us only on matters relating to the investment portfolios corresponding to variable investment options in which you have invested assets as of the record date set by the investment portfolio's board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.


MATERIAL CONFLICTS

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Security Life and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
    o    state insurance law or federal income tax law changes;
    o    investment management of an investment portfolio changes; or
    o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.


The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or between certain classes of owners; and these retirement plans or participants in these retirement plans.


If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require us, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners. Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:

    1.   Change the investment objective.

    2. Offer additional variable investment options which will invest in portfolios we find appropriate for policies we issue.

    3.   Eliminate variable investment options.

    4.   Combine two or more variable investment
         options.


    5. Substitute a new investment portfolio for a portfolio in which the division currently invests. A substitution may become necessary if, in our judgment:
         o     a portfolio no longer suits the purposes

               of your policy;
         o     there is a change in laws or regulations;
         o there is a change in a portfolio's investment objectives or restrictions;
         o     the portfolio is no longer available for investment; or
         o     another reason we deem a substitution is appropriate.

    6. Transfer assets related to your policy class to another separate account.

    7.   Withdraw the separate account from registration under the 1940 Act.

    8. Operate the separate account as a management investment company under the 1940 Act.

    9. Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.


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    10.  Stop selling these policies.

    11. End any employer or plan trustee agreement with us under the agreement's terms.

    12.  Limit or eliminate any voting rights for the separate account.

    13.  Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
    o your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
    o    your account value;
    o    your policy loan if any, plus accrued

         interest;
    o    your cash surrender value;

    o    information about the variable investment options; and
    o your account transactions during the previous year showing net premiums, transfers, deductions, loan amounts or withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio, to you.

We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES AND DEDUCTIONS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefits associated with the particular policy. For example, the sales charges may not cover all of the sales and distribution expenses actually incurred by us. Proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.


DEDUCTIONS FROM PREMIUMS


INITIAL SALES CHARGE


We deduct a percentage from each of your premium payments to compensate us for the costs we incur in selling the policies. In the first policy or segment year this charge is 2% of the premiums you pay up to target premium. Each year thereafter, we deduct 0.5% of all premium payments we receive.


The initial sales charge helps to cover the costs of distribution, preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount charged is not specifically related to sales expenses in a particular year.

Premiums are subject to both initial and deferred sales charges, which in the aggregate can equal as much as 4% of premiums we receive in the first year up to the target premium and 1% of premiums paid in the first year in excess of target.


DEFERRED SALES CHARGE


In addition to the initial sales charge, we impose a deterred sales charge.


We deduct an annual deferred sales charge that is a percentage of your premium payments in each of the first ten policy or segment years. The charge is deducted from your account value on each of the seven policy or segment anniversaries following the year of the premium payment. Each policy segment has its own deferred sales charge. We allocate your premium payments among policy segments to determine the deferred sales charges under your policy if you have more than one segment. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.


In light of this schedule, you should consider the timing of premium payments. The deferred sales charge is lower for premiums paid in years five and later.



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  Policy or  |  Deferred Sales Charge  |
   Segment   |     (% of Premium)*     |
  Year When  ---------------------------     Deducted at
   Premium   |   up to      in Excess  |    Beginning of
   Payment   |   Target     of Target  |     Policy or
   are Made  |   Premium     Premium   |    Segment Years
-------------| ----------------------- |   -------------
             |                         |
      1      |    2%          1%       |    2 - 8
      2      |   1.75%       N/A       |    3 - 9
      3      |   1.75%       N/A       |    4 - 10
      4      |   1.75%       N/A       |    5 - 11
      5      |   0.5%        N/A       |    6 - 12
      6      |   0.5%        N/A       |    7 - 13
      7      |   0.5%        N/A       |    8 - 14
      8      |   0.5%        N/A       |    9 - 15
      9      |   0.5%        N/A       |   10 - 16
      10     |   0.5%        N/A       |   11 - 17


* THESE ARE THE PERCENTAGES USED TO DETERMINE THE ANNUAL DEDUCTION. ONCE DETERMINED, THE ANNUAL DEDUCTION IS MADE ONCE EACH YEAR FOR SEVEN YEARS.


The deferred sales charge compensates us for a portion of the costs we incur in selling the policies.


                          DEFERRED SALES CHARGE EXAMPLE
                    (BASED ON TWO YEARS OF PREMIUM PAYMENTS)

Assume a policy has:
    o    a target premium of $8,000;
    o    premium payments of $10,000 in each of the first two years; and
    o    no change in death benefit.

The $10,000 premium payment for the first year incurs a deferred sales charge of $180 each year for years two through eight:
     2% of premium up to target plus 1% of premium payments over target [.02 x $8,000 + (.01 x $2,000) = $180].

The $10,000 premium payment for the second year incurs a deferred sales charge of $140 each year for years three through nine:
     1.75% of all premium [.0175 x $8,000 = $140].

The deferred sales charge deduction is made on the monthly processing date at the policy (or segment) anniversary.



                              Deferred        Total
  Policy or      Deferred    Sales Charge    Deferred
   Segment     Sales Charge    on Second   Sales Charge
   Year of     on First Year     Year       Deducted at
   Premium      Premium        Premium       Policy
   Payments     Of $10,000    Of $10,000    Anniversary
   --------     ----------    ----------    -----------
      1
      2            $180                       $180
      3            $180         $140          $320
      4            $180         $140          $320
      5            $180         $140          $320
      6            $180         $140          $320
      7            $180         $140          $320
      8            $180         $140          $320
      9                         $140          $140
      10


TAX CHARGES

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay in all states.

We also deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by state law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.

OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.





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MONTHLY DEDUCTIONS FROM ACCOUNT VALUE

We deduct charges from your account value on each monthly processing date.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a charge each month for the mortality and expense risks we assume. This charge is 0.01667% per month (0.20% annually) of the amount you have in the variable investment options on the monthly processing date. This charge is deducted as a separate charge which appears on your confirmation.

The mortality risk we assume is that insured people, as a group, may live less time than we estimated. We assume risk that expenses we incur in issuing and administering the policies and in operating the variable investment options are greater than the amount we estimated when we set these charges.

MONTHLY ADMINISTRATIVE CHARGE


For this policy, we charge a per month administrative charge of $12 per month for the first policy year and $6 per month for each policy year beyond that.

This charge is designed to compensate us for ongoing costs such as:

    o    premium billing and collections;
    o    claim processing;
    o    policy transactions;
    o    record keeping;
    o    reporting and communications with policy owners; and
    o    other expenses and overhead.

COST OF INSURANCE CHARGE


The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that may be more than your account value at the insured person's death.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy charges due on that date other than cost of insurance charges for the base death benefit and adjustable term insurance rider.


If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured person. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.


We base your cost of insurance rates on the insured person's age, gender, group size, total group premium, rating and premium class on the policy and each segment date.


We apply unisex rates where appropriate under the law. This currently includes the State of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to each segment of the base death benefit and your adjustable term insurance rider.


We may make changes in the cost of insurance charges for a class of insured persons. We base the new charge on changes in expectations about:

    o    investment earnings;
    o    mortality;
    o    the time policies remain in effect;
    o    expenses; and
    o    taxes.


These rates are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and any new segment will be printed in the policy schedule which we will provide to you. This may result in higher cost of insurance charges than those that would apply if the policy were on an individual instead of group basis.


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There are no cost of insurance charges during the continuation of coverage period.



POLICY TRANSACTION FEES


We also charge fees for certain transactions under your policy. We take these fees from the variable and guaranteed interest divisions pro rata to the account value in each investment option.


PARTIAL WITHDRAWALS


We deduct the lesser of a $25 service fee or 2% of the requested partial withdrawal from your account value for each partial withdrawal you take to cover our costs. SEE PARTIAL WITHDRAWALS, PAGE 31.


TRANSFERS


There is a $10 fee to cover our costs for each transfer over twelve free transfers per policy year. If you include multiple transfers in one transfer request, it counts as one transfer. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 28.


ILLUSTRATIONS


The first policy illustration you request in a policy year is free. After that, we may charge a fee of up to $25 for each additional illustration.


PREMIUM ALLOCATION CHANGE


You may make twelve free premium allocation changes per policy year. After the twelve free changes, we charge $25 for each additional premium allocation change in that policy year. If you change your designated deduction investment option, we consider it a premium allocation change. SEE MONTHLY DEDUCTIONS FROM ACCOUNT VALUE, PAGE 41.


CONTINUATION OF COVERAGE ADMINISTRATIVE FEE


At the policy anniversary nearest the insured person's 100th birthday, if your policy has not been surrendered, the continuation of coverage period begins.

We will charge a one-time administrative fee of $200. This charge compensates us for maintaining and servicing your policy until the death of the insured person. We then no longer charge your policy a monthly administrative fee or cost of insurance charge.



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DIVISIONS FROM WHICH WE DEDUCT CHARGES, LOANS AND PARTIAL WITHDRAWALS


                         MONTHLY CHARGES: COST OF
                            INSURANCE CHARGES,
                          ADMINISTRATIVE FEES AND
                            ANNUAL DEDUCTION OF                          POLICY                                LOANS AND
                           DEFERRED SALES CHARGE                    TRANSACTION FEES                      PARTIAL WITHDRAWALS
--------------     -------------------------------------  -------------------------------------  ---------------------------------

   CHOICE          May choose a designated                 Proportionally among variable          May choose any investment
                   deduction investment option,            and guaranteed interest divisions      option or combination of
                   including guaranteed interest                                                  investment options


--------------     -------------------------------------  -------------------------------------  ----------------------------------
  DEFAULT          Proportionally among variable          Proportionally among variable          Proportionally among variable
                   and guaranteed interest divisions      and guaranteed interest divisions      and guaranteed interest divisions



GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS

Groups of individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements we may reduce or waive the:

    o    administrative charge;
    o    minimum target death benefit;
    o    target premium;
    o    initial sales charge;
    o    deferred sales charge;
    o    cost of insurance charges; or
    o    other charges normally assessed.


These arrangements include sales to employees and certain family members of employees of Security Life of Denver, its affiliates and appointed sales agents and special exchange programs we may offer.


We can reduce or waive these items based on expected economies. Group arrangements include those in which there is a trustee, an employer or an association. The group may purchase multiple policies covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.



TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.



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TAX STATUS OF THE POLICY


This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code Section 7702. However, there is very little guidance, as to how these requirements are to be applied. Nevertheless, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.


Specifically this policy must meet the requirements of the "cash value accumulation test" as specified in Code Section 7702.


Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age and sex at any point in time, multiplied by the account value. SEE APPENDIX A, PAGE 67, FOR A TABLE OF THE CASH VALUE ACCUMULATION TEST FACTORS.


We will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. SEE TAX TREATMENT OF POLICY DEATH BENEFITS, PAGE 44.


DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule.

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Additionally, federal and local transfer, estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.


Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."


Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.


MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

    1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

    2. Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

    3. A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

--------------------------------------------------------------------------------

Corporate Benefits                     45

INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy other than a policy loan, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a low cost loan such as the loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.


SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy, or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments, or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:
    o    make changes to your policy or its riders; or
    o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.


The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and other charges reasonably expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.


Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.




--------------------------------------------------------------------------------

Corporate Benefits                     46

OTHER

Policy owners may use our policies in various arrangements, including:
    o    qualified plans;
    o    non-qualified deferred compensation or salary continuance plans;
    o    split dollar insurance plans;
    o    executive bonus plans;
    o    retiree medical benefit plans; and
    o    other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL, AND OTHER TAX CONSIDERATIONS.



--------------------------------------------------------------------------------

Corporate Benefits                     47

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
CASH SURRENDER VALUES, AND ACCUMULATED

PREMIUMS

The following tables are intended to show how the policy works including how benefits and values can vary over time. Each table compares these values with total premiums we receive with interest. The policies illustrated use the following assumptions:


                                      Definition
                             Death     of Life      Stated               Target
                  Smoker*   Benefit   Insurance      Death               Death
Gender   Age      Status     Option      Test       Benefit   Premium   Benefit
------   ---      ------     ------      ----       -------   -------   -------
 Male     35    Non-smoker     1         CVAT      $251,206   $10,000   $251,206
 Male     35    Non-smoker     1         CVAT      $125,603   $10,000   $251,206
 Male     45    Non-smoker     1         CVAT      $180,526   $10,000   $180,526
 Male     45    Non-smoker     1         CVAT       $90,263   $10,000   $180,526
 Male     55    Non-smoker     1         CVAT      $131,692   $10,000   $131,692
 Male     55    Non-smoker     1         CVAT       $65,846   $10,000   $131,692

----------------------------


* "Smoker" includes the use of cigarettes, cigars, pipes, chewing tobacco, nicotine chewing gum or patch, snuff or any other tobacco or nicotine-based product.


The tables show how death benefits, account values, and net cash surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable division had constant hypothetical gross annual investment returns of 0%, 6%, or 12% over the periods indicated in each table. Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used female, unisex or smoker rates.

These illustrations assume there is no policy loan.


We illustrate premium payments as if they were made at the beginning of the year. The third column of each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually.


The net investment return on your policy is lower than the gross investment return on the variable investment options as a result of the mortality and expense risk charge, the portfolio management fees and portfolio expenses. We show the effect of the net investment return in the amounts for death benefits, account values and cash surrender values.

The tables reflect annual investment management fees of X.XX% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1999. We assume other portfolio expenses at the rate of X.XX% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1999 after any expense reimbursements or waivers by investment portfolio managers has been made. The average of all portfolios' total expenses is X.XX%.



--------------------------------------------------------------------------------

Corporate Benefits                     48

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after absorption of fees and expenses by the portfolio's investment manager. Absent such expense reimbursements or waivers, the total average investment management fees, average other portfolio expenses and the average of all portfolios' total expenses used in the illustrations would have been higher (X.XX%, X.XX% and X.XX%, respectively). The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 2000.


The effect of these portfolio charges and expenses, and mortality and expense risk charges result in a net rate of return of:
    o    X.XX% on a 0% gross rate of return;
    o    X.XX% on a 6% gross rate of return; and
    o    XX..X% on a 12% gross rate of return.


The tables assume that charges have been deducted including deductions for premiums, cost of insurance rider charges, monthly deductions and annual deferred sales charge, mortality and expense risk charge, administrative and sales charges. The tables show charges at our current rates. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 41. The tables reflect that we do not currently charge against the separate account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values, and surrender values.


If we are asked to do so, we will give you a comparable personal illustration based on:
    o    each insured person's age and gender;
    o    standard premium class assumptions;
    o    initial stated death benefit;
    o    the chosen death benefit option;
    o    scheduled premiums consistent with your policy form; and
    o    special features elected on your policy.


For individual policies, at issue we deliver an individualized illustration showing the scheduled premium you chose and the insured person's actual risk class. This Corporate Benefits policy is issued only to groups. For this policy, we deliver an illustration similar to the individualized illustration. However, this illustration shows a single life scheduled premium and premium or risk class that is representative of the particular group covered by this policy. After we issue the policy, if you ask us to, we will give you an illustration of future policy benefits. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value.


--------------------------------------------------------------------------------

Corporate Benefits                     49

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $251,206                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8646       8646    251206         9731      9731     251206       9188      9188    251206
   2        10000         21525          17206      17206    251206        20531     20531     251206      18836     18836    251206
   3        10000         33101          25481      25481    251206        32300     32300     251206      28756     28756    251206
   4        10000         45256          33472      33472    251206        45145     45145     251206      38962     38962    251206
   5        10000         58019          41177      41177    251206        59186     59186     251206      49466     49466    251206
   6        10000         71420          48722      48722    251206        74695     74695     256876      60416     60416    251206
   7        10000         85491          56105      56105    251206        91706     91706     305380      71832     71832    251206
   8          -           89766          53853      53853    251206        99834     99834     322063      73694     73694    251206
   9          -           94254          51754      51754    251206       108962    108962     340505      75807     75807    251206
   10         -           98967          49781      49781    251206       119159    119159     360813      78160     78160    251206
   15         -          126309          40779      40779    251206       189104    189104     491480      93044     93044    251206
   20         -          161206          29770      29770    251206       299375    299375     672396     110947    110947    251206
   25         -          205744          13798      13798    251206       468796    468796     919778     131192    131192    257399
   30         -          262588            -          -         -         725522    725522    1256604     153523    153523    265901

 AGE 65       -          275717            -          -         -         790314    790314    1337212     158143    158143    267577


The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     50

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $251,206                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9040       9040    251206        10149      10149    251206       9594      9594    251206
   2        10000         21525          18002      18002    251206        21424      21424    251206      19680     19680    251206
   3        10000         33101          26691      26691    251206        33731      33731    251206      30074     30074    251206
   4        10000         45256          35110      35110    251206        47182      47182    251206      40791     40791    251206
   5        10000         58019          43261      43261    251206        61903      61903    251206      51848     51848    251206
   6        10000         71420          51271      51271    251206        78170      78170    268826      63392     63392    251206
   7        10000         85491          59138      59138    251206        96120      96120    320079      75447     75447    251238
   8          -           89766          57413      57413    251206       105357     105357    339883      78013     78013    251669
   9          -           94254          55890      55890    251206       115795     115795    361860      80903     80903    252822
   10         -           98967          54540      54540    251206       127530     127530    386162      84106     84106    254672
   15         -          126309          49471      49471    251206       209968     209968    545708     104455    104455    271479
   20         -          161206          44363      44363    251206       346271     346271    777724     130277    130277    292602
   25         -          205744          37995      37995    251206       568847     568847   1116078     161866    161866    317581
   30         -          262588          28827      28827    251206       928214     928214   1607666     199796    199796    346047

 AGE 65       -          275717          26466      26466    251206      1022742    1022742   1730480     208195    208195    352266

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     51

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $125,603                           DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $125,603                ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8876       8876    251206         9993      9993     251206       9434      9434    251206
   2        10000         21525          17413      17413    251206        20803     20803     251206      19074     19074    251206
   3        10000         33101          25747      25747    251206        32674     32674     251206      29073     29073    251206
   4        10000         45256          33877      33877    251206        45748     45748     251206      39459     39459    251206
   5        10000         58019          41818      41818    251206        60167     60167     251206      50262     50262    251206
   6        10000         71420          49634      49634    251206        76153     76153     261891      61574     61574    251206
   7        10000         85491          57321      57321    251206        93709     93709     312051      73422     73422    251206
   8          -           89766          55381      55381    251206       102464    102464     330547      75764     75764    251206
   9          -           94254          53528      53528    251206       112225    112225     350702      78331     78331    251206
   10         -           98967          51693      51693    251206       123021    123021     372507      81069     81069    251206
   15         -          126309          42152      42152    251206       195743    195743     508736      97174     97174    252556
   20         -          161206          29851      29851    251206       309902    309902     696039     116285    116285    261176
   25         -          205744          11874      11874    251206       485297    485297     952152     137692    137692    270152
   30         -          262588            -          -      251206       751075    751075    1300861     161149    161149    279110

 AGE 65       -          275717            -          -      251206       818152    818152    1384313     166002    166002    280875

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     52

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $125,603                           DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $125,603                ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9340       9340    251206        10486      10486    251206       9913      9913    251206
   2        10000         21525          18353      18353    251206        21857      21857    251206      20070     20070    251206
   3        10000         33101          27178      27178    251206        34367      34367    251206      30631     30631    251206
   4        10000         45256          35817      35817    251206        48140      48140    251206      41615     41615    251206
   5        10000         58019          44273      44273    251206        63314      63314    251206      53043     53043    251206
   6        10000         71420          52608      52608    251206        80106      80106    275485      65002     65002    251206
   7        10000         85491          60821      60821    251206        98665      98665    328553      77515     77515    258125
   8          -           89766          59464      59464    251206       108603     108603    350355      80588     80588    259977
   9          -           94254          58255      58255    251206       119762     119762    374255      83957     83957    262364
   10         -           98967          57130      57130    251206       132197     132197    400293      87567     87567    265154
   15         -          126309          52249      52249    251206       218184     218184    567061     109183    109183    283768
   20         -          161206          47033      47033    251206       359839     359839    808198     136192    136192    305888
   25         -          205744          40578      40578    251206       591155     591155   1159845     169234    169234    332037
   30         -          262588          31359      31359    251206       964632     964632   1670743     208909    208909    361830

 AGE 65       -          275717          28994      28994    251206      1062873    1062873   1798380     217694    217694    368338

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     53

PROSPECT:  INSURED PERSON'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $180,526                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8378       8378    180526         9447      9447    180526        8912      8912    180526
   2        10000         21525          16663      16663    180526        19926     19926    180526       18262     18262    180526
   3        10000         33101          24661      24661    180526        31343     31343    180526       27869     27869    180526
   4        10000         45256          32377      32377    180526        43812     43812    180526       37753     37753    180526
   5        10000         58019          39812      39812    180526        57457     57457    180526       47929     47929    180526
   6        10000         71420          47095      47095    180526        72564     72564    183006       58553     58553    180526
   7        10000         85491          54222      54222    180526        89102     89102    218211       69649     69649    180526
   8          -           89766          51674      51674    180526        96676     96676    229896       71155     71155    180526
   9          -           94254          49237      49237    180526       105154    105154    243011       72874     72874    180526
   10         -           98967          46868      46868    180526       114583    114583    257352       74784     74784    180526
   15         -          126309          34840      34840    180526       178231    178231    349689       86705     86705    180526
   20         -          161206          18061      18061    180526       275554    275554    477260      100180    100180    180526
   25         -          205744            -          -         -         419906    419906    650854      114168    114168    180526
   30         -          262588            -          -         -         629963    629963    885728      128550    128550    180741

 AGE 65       -          169267          13634      13634    180526       300116    300116    507796      102937    102937    180526

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     54

PROSPECT:  INSURED PERSON'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $180,526                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9009       9009    180526        10116     10116     180526       9562      9562    180526
   2        10000         21525          17925      17925    180526        21339     21339     180526      19599     19599    180526
   3        10000         33101          26557      26557    180526        33578     33578     180526      29930     29930    180526
   4        10000         45256          34908      34908    180526        46946     46946     180526      40572     40572    180526
   5        10000         58019          42983      42983    180526        61573     61573     180526      51544     51544    180526
   6        10000         71420          50910      50910    180526        77729     77729     196032      62996     62996    180526
   7        10000         85491          58689      58689    180526        95528     95528     233949      74951     74951    183555
   8          -           89766          56860      56860    180526       104579    104579     248690      77403     77403    184065
   9          -           94254          55221      55221    180526       114792    114792     265285      80168     80168    185267
   10         -           98967          53740      53740    180526       126257    126257     283574      83230     83230    186935
   15         -          126309          47695      47695    180526       206255    206255     404673     102560    102560    201223
   20         -          161206          40527      40527    180526       336259    336259     582400     126446    126446    219004
   25         -          205744          30022      30022    180526       543840    543840     842952     154662    154662    239726
   30         -          262588          12712      12712    180526       870627    870627    1224101     187277    187277    263312

 AGE 65       -          169267          38766      38766    180526       370455    370455     626810     131734    131734    222894

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     55

PROSPECT:  INSURED PERSON'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $90,263                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $90,263                 ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8573       8573    180526         9671      9671    180526        9122      9122    180526
   2        10000         21525          16794      16794    180526        20113     20113    180526       18420     18420    180526
   3        10000         33101          24807      24807    180526        31575     31575    180526       28056     28056    180526
   4        10000         45256          32616      32616    180526        44217     44217    180526       38067     38067    180526
   5        10000         58019          40245      40245    180526        58198     58198    180526       48500     48500    180526
   6        10000         71420          47764      47764    180526        73756     73756    186012       59453     59453    180526
   7        10000         85491          55170      55170    180526        90808     90808    222388       70965     70965    180526
   8          -           89766          52900      52900    180526        98971     98971    235354       72934     72934    180526
   9          -           94254          50662      50662    180526       108040    108040    249680       75090     75090    180526
   10         -           98967          48372      48372    180526       118018    118018    265068       77371     77371    180526
   15         -          126309          35278      35278    180526       184073    184073    361151       90460     90460    180526
   20         -          161206          16248      16248    180526       284601    284601    492930      105333    105333    182437
   25         -          205744            -          -         -         433707    433707    672246      121314    121314    188037
   30         -          262588            -          -         -         650683    650683    914860      137595    137595    193459

 AGE 65       -          169267          11210      11210    180526       309972    309972    524472      108459    108459    183513

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     56

PROSPECT:  INSURED PERSON'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $90,263                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $90,263                 ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9308       9308    180526        10452     10452     180526       9880      9880    180526
   2        10000         21525          18274      18274    180526        21770     21770     180526      19987     19987    180526
   3        10000         33101          27040      27040    180526        34211     34211     180526      30485     30485    180526
   4        10000         45256          35612      35612    180526        47901     47901     180526      41393     41393    180526
   5        10000         58019          43991      43991    180526        62980     62980     180526      52736     52736    180526
   6        10000         71420          52244      52244    180526        79659     79659     200900      64602     64602    180526
   7        10000         85491          60371      60371    180526        98064     98064     240158      77014     77014    188608
   8          -           89766          58912      58912    180526       107811    107811     256375      79970     79970    190168
   9          -           94254          57590      57590    180526       118738    118738     274404      83207     83207    192290
   10         -           98967          56337      56337    180526       130895    130895     293991      86670     86670    194661
   15         -          126309          50505      50505    180526       214361    214361     420577     107223    107223    210371
   20         -          161206          43276      43276    180526       349493    349493     605321     132213    132213    228992
   25         -          205744          32774      32774    180526       565262    565262     876156     161734    161734    250687
   30         -          262588          15578      15578    180526       904939    904939    1272344     195859    195859    275377

 AGE 65       -          169267          41510      41510    180526       385038    385038     651484     137746    137746    233065

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     57

PROSPECT:  INSURED PERSON'S NAME
MALE 55 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $131,692                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           7875       7875    131692         8914      8914    131692       8394      8394    131692
   2        10000         21525          15652      15652    131692        18803     18803    131692      17195     17195    131692
   3        10000         33101          23146      23146    131692        29584     29584    131692      26235     26235    131692
   4        10000         45256          30365      30365    131692        41383     41383    131692      35540     35540    131692
   5        10000         58019          37316      37316    131692        54346     54346    131692      45140     45140    131692
   6        10000         71420          44129      44129    131692        68784     68784    131692      55201     55201    131692
   7        10000         85491          50809      50809    131692        84569     84569    157637      65771     65771    131692
   8          -           89766          47734      47734    131692        91274     91274    165936      66693     66693    131692
   9          -           94254          44674      44674    131692        98751     98751    175184      67767     67767    131692
   10         -           98967          41576      41576    131692       107029    107029    185375      68968     68968    131692
   15         -          126309          23590      23590    131692       161929    161929    250990      76207     76207    131692
   20         -          161206            -          -         -         242661    242661    341181      82212     82212    131692
   25         -          205744            -          -         -         356652    356652    463291      82847     82847    131692
   30         -          262588            -          -         -         516089    516089    628596      68762     68762    131692

 AGE 65       -          103915          38406      38406    131692       116169    116169    196558      70297     70297    131692

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     58

PROSPECT:  INSURED PERSON'S NAME
MALE 55 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $131,692                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8854       8854    131692         9953      9953    131692        9403      9403    131692
   2        10000         21525          17619      17619    131692        20998     20998    131692       19275     19275    131692
   3        10000         33101          26100      26100    131692        33047     33047    131692       29437     29437    131692
   4        10000         45256          34299      34299    131692        46211     46211    131692       39902     39902    131692
   5        10000         58019          42218      42218    131692        60625     60625    131692       50692     50692    131692
   6        10000         71420          49986      49986    131692        76546     76546    146356       61960     61960    131692
   7        10000         85491          57608      57608    131692        94038     94038    175288       73729     73729    137430
   8          -           89766          55591      55591    131692       102716    102716    186738       75968     75968    138110
   9          -           94254          53725      53725    131692       112476    112476    199532       78489     78489    139240
   10         -           98967          51977      51977    131692       123393    123393    213717       81276     81276    140770
   15         -          126309          43763      43763    131692       198571    198571    307785       98646     98646    152902
   20         -          161206          32004      32004    131692       317597    317597    446542      119305    119305    167743
   25         -          205744          12724      12724    131692       503646    503646    654237      143066    143066    185842
   30         -          262588            -          -         -         791826    791826    964444      170105    170105    207188

 AGE 65       -          103915          50334      50334    131692       135578    135578    229398       84337     84337    142697

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     59

PROSPECT:  INSURED PERSON'S NAME
MALE 55 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $65,846                           DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $65,846                 ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8000       8000    131692         9065      9065    131692        8532      8532    131692
   2        10000         21525          15637      15637    131692        18824     18824    131692       17197     17197    131692
   3        10000         33101          23061      23061    131692        29541     29541    131692       26168     26168    131692
   4        10000         45256          30278      30278    131692        41399     41399    131692       35494     35494    131692
   5        10000         58019          37332      37332    131692        54601     54601    131692       45255     45255    131692
   6        10000         71420          44302      44302    131692        69429     69429    132749       55571     55571    131692
   7        10000         85491          51196      51196    131692        85669     85669    159687       66508     66508    131692
   8          -           89766          48311      48311    131692        92897     92897    168888       67844     67844    131692
   9          -           94254          45337      45337    131692       100890    100890    178979       69303     69303    131692
   10         -           98967          42170      42170    131692       109634    109634    189886       70820     70820    131692
   15         -          126309          21915      21915    131692       166349    166349    257842       78870     78870    131692
   20         -          161206            -          -         -         249297    249297    350511       85621     85621    131692
   25         -          205744            -          -         -         366418    366418    475976       87160     87160    131692
   30         -          262588            -          -         -         530231    530231    645822       72050     72050    131692

 AGE 65       -          103915          38764      38764    131692       119184    119184    201659       72392     72392    131692

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     60

PROSPECT:  INSURED PERSON'S NAME
MALE 55 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $65,846                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $65,846                 ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9153       9153    131692        10288     10288    131692        9720      9720    131692
   2        10000         21525          17966      17966    131692        21428     21428    131692       19663     19663    131692
   3        10000         33101          26583      26583    131692        33679     33679    131692       29991     29991    131692
   4        10000         45256          35002      35002    131692        47166     47166    131692       40723     40723    131692
   5        10000         58019          43227      43227    131692        62037     62037    131692       51886     51886    131692
   6        10000         71420          51325      51325    131692        78477     78477    150048       63575     63575    131692
   7        10000         85491          59301      59301    131692        96569     96569    180005       75793     75793    141277
   8          -           89766          57660      57660    131692       105937    105937    192593       78527     78527    142762
   9          -           94254          56122      56122    131692       116400    116400    206494       81512     81512    144601
   10         -           98967          54614      54614    131692       127996    127996    221689       84689     84689    146682
   15         -          126309          46710      46710    131692       206501    206501    320077      103208    103208    159973
   20         -          161206          35076      35076    131692       330299    330299    464401      124841    124841    175526
   25         -          205744          16123      16123    131692       523808    523808    680426      149722    149722    194489
   30         -          262588            -          -         -         823542    823542   1003074      178038    178038    216851

 AGE 65       -          103915          53127      53127    131692       140831    140831    238285       88065     88065    149006

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Corporate Benefits                     61

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS


Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal
Business and Address        Position and Offices with Security Life of Denver
--------------------        -------------------------------------------------

Stephen M. Christopher      Chairman, President and Chief Executive Officer

Thomas F. Conroy            President, ING Reinsurance International

Michael W. Cunningham*      Director, Executive Vice President

Mark A. Tullis*             Director

P. Randall Lowery*          Director



Jess A. Skriletz            Director, Chief Executive Officer and General
                            Manager, ING Reinsurance and ING Institutional
                            Markets


Gregory G. McGreevey        President, ING Institutional Markets

Jerome J. Cwiok*            Executive Vice President and Chief Operating Officer

James L. Livingston, Jr.    Executive Vice President and Chief Actuary

Jeffrey R. Messner          Executive Vice President and Chief Marketing Officer

John R. Barmeyer*           Senior Vice President, Chief Legal Officer

Wayne D. Bidelman           Senior Vice President, CCRC

Arnold A. Dicke             Senior Vice President, Chief Actuary, ING
                            Reinsurance

Charles LeDoyen**           Senior Vice President, Structured Settlements

Terry L. Morrison           Senior Vice President, New Business Operations

Jeffery W. Seel*            Senior Vice President, Chief Investment Officer

Mark A. Smith               Senior Vice President, Insurance Services

Lawrence D. Taylor          Senior Vice President, Product Management

William D. Tyler*           Senior Vice President, Chief Information Officer

Gary W. Waggoner            Vice President, General Counsel and Corporate
                            Secretary


--------------------------------------------------------------------------------

Corporate Benefits                     62

REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Security Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

EXPERTS


The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the Security Life Separate Account L1 at December 31, 1999, and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President and Chief Actuary of Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.







--------------------------------------------------------------------------------

Corporate Benefits                     63

INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:


Account value..................................................................7
Accumulation unit.............................................................27
Accumulation unit value.......................................................27
Adjustable term insurance rider...............................................20
Age...........................................................................34
Base death benefit............................................................21
Beneficiary(ies)...............................................................8
Customer service center........................................................2
Death proceeds................................................................21
Free look period..............................................................33
General account...............................................................11
Guaranteed interest division..................................................15
Initial premium...............................................................18
Insured person................................................................16
Investment date...............................................................18
Investment options............................................................11
Loan division..................................................................7
Net account value.............................................................26
Net amount at risk............................................................41
Net premium...................................................................18
Owner.........................................................................34
Partial withdrawal............................................................31
Policy........................................................................16
Policy date...................................................................17
Policy loan...................................................................30
Portfolios....................................................................11
Rider.........................................................................24
Scheduled premium.............................................................18
Segment.......................................................................23
Separate account..............................................................11
Smoker........................................................................48
Stated death benefit..........................................................16
Target death benefit..........................................................24
Target premium................................................................18
Total death benefit...........................................................24
Transaction date..............................................................27
Valuation date.................................................................7
Valuation period..............................................................27
Variable division.............................................................11



--------------------------------------------------------------------------------

Corporate Benefits                     64

FINANCIAL STATEMENTS





The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, are prepared in accordance with generally accepted accounting principles and start on page 66.

The financial statements included for the Security Life Separate Account L1 at December 31, 1999 and for each of the three years in the period ended December 31, 1999, are prepared in accordance with generally accepted accounting principles and represent those divisions that had commenced operations by that date.


The consolidated financial statements of Security Life and Subsidiaries, as well as the financial statements included for the Security Life Separate Account L1 referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Security Life Separate Account L1.


                           [TO BE FILED BY AMENDMENT.]


--------------------------------------------------------------------------------

Corporate Benefits                     65

                                    Consolidated Financial Statements

                                    Security Life of Denver
                                    Insurance Company
                                    and Subsidiaries



                                    Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors




--------------------------------------------------------------------------------

Corporate Benefits                     66

                                   APPENDIX A

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

              Male                         |               Male                          |               Male
Attained   or Unisex               Unisex  |Attained     or Unisex                Unisex | Attained    or Unisex              Unisex
  Age        100/0      Female      80/20  |   Age         100/0      Female       80/20 |   Age        100/0       Female    80/20
  ---        -----      ------      -----  |   ---         -----      ------       ----- |   ---        -----       ------    -----

    0        11.727     14.234      12.149 |
    1        11.785     14.209      12.194 |   34         4.188      4.902        4.314  |  67          1.617        1.815     1.657
    2        11.458     13.815      11.857 |   35         4.052      4.742        4.173  |  68          1.583        1.769     1.620
    3        11.128     13.417      11.515 |   36         3.920      4.586        4.037  |  69          1.550        1.724     1.585
    4        10.803     13.023      11.178 |   37         3.793      4.437        3.906  |  70          1.518        1.681     1.552
    5        10.481     12.635      10.845 |   38         3.670      4.293        3.780  |  71          1.488        1.639     1.520
    6        10.161     12.253      10.514 |   39         3.553      4.154        3.658  |  72          1.459        1.599     1.489
    7         9.844     11.875      10.187 |   40         3.439      4.021        3.541  |  73          1.432        1.560     1.460
    8         9.530     11.505       9.863 |   41         3.330      3.894        3.429  |  74          1.406        1.524     1.433
    9         9.221     11.141       9.545 |   42         3.226      3.771        3.322  |  75          1.382        1.490     1.407
   10         8.918     10.784       9.233 |   43         3.125      3.654        3.218  |  76          1.359        1.457     1.383
   11         8.623     10.436       8.928 |   44         3.028      3.541        3.119  |  77          1.338        1.427     1.360
   12         8.338     10.098       8.634 |   45         2.936      3.432        3.023  |  78          1.318        1.398     1.338
   13         8.066      9.771       8.353 |   46         2.846      3.328        2.931  |  79          1.299        1.371     1.318
   14         7.808      9.455       8.085 |   47         2.761      3.227        2.843  |  80          1.281        1.345     1.298
   15         7.564      9.150       7.831 |   48         2.678      3.129        2.758  |  81          1.264        1.321     1.280
   16         7.335      8.857       7.592 |   49         2.599      3.035        2.676  |  82          1.248        1.298     1.262
   17         7.118      8.575       7.364 |   50         2.522      2.945        2.597  |  83          1.233        1.277     1.245
   18         6.911      8.302       7.148 |   51         2.449      2.858        2.522  |  84          1.218        1.257     1.230
   19         6.713      8.038       6.939 |   52         2.378      2.774        2.449  |  85          1.205        1.238     1.215
   20         6.521      7.782       6.737 |   53         2.311      2.693        2.379  |  86          1.193        1.221     1.202
   21         6.334      7.534       6.540 |   54         2.246      2.615        2.312  |  87          1.181        1.205     1.189
   22         6.150      7.293       6.347 |   55         2.184      2.540        2.248  |  88          1.171        1.190     1.177
   23         5.969      7.059       6.158 |   56         2.125      2.468        2.187  |  89          1.160        1.176     1.166
   24         5.791      6.831       5.971 |   57         2.068      2.398        2.128  |  90          1.151        1.163     1.155
   25         5.615      6.611       5.788 |   58         2.014      2.330        2.071  |  91          1.141        1.150     1.144
   26         5.441      6.396       5.608 |   59         1.962      2.265        2.017  |  92          1.131        1.137     1.133
   27         5.271      6.188       5.431 |   60         1.912      2.201        1.965  |  93          1.120        1.125     1.122
   28         5.104      5.986       5.258 |   61         1.864      2.139        1.915  |  94          1.109        1.112     1.110
   29         4.940      5.791       5.089 |   62         1.818      2.079        1.867  |  95          1.097        1.098     1.097
   30         4.781      5.601       4.925 |   63         1.774      2.022        1.821  |  96          1.083        1.084     1.084
   31         4.626      5.418       4.765 |   64         1.732      1.967        1.777  |  97          1.069        1.069     1.069
   32         4.476      5.241       4.610 |   65         1.692      1.914        1.735  |  98          1.054        1.054     1.054
   33         4.330      5.069       4.459 |   66         1.654      1.863        1.695  |  99          1.040        1.040     1.040
                                           |                                             |  100         1.000        1.000     1.000


--------------------------------------------------------------------------------
Corporate Benefits                     67

                                   APPENDIX B

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $5,750 annual premium, received at the beginning of each year, for a hypothetical policy with a $300,000 face amount death benefit Option 1, issued on a nonsmoker male, Age 45. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES, PAGE 40. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 48.

Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.



                          [TO BE UPDATED BY AMENDMENT]



--------------------------------------------------------------------------------
Corporate Benefits                     68

                           HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750

--------------------------------------------------------------------------------



AIM VI CAPITAL APPRECIATION FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1994
    1995
    1996
    1997
    1998

AIM VI GOVERNMENT SECURITIES FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1994
    1995
    1996
    1997
    1998


ALGER AMERICAN GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1994
    1995
    1996
    1997
    1998

The assumptions underlying these values are described in Performance Information, page 68.


*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     69

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750



ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1989
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998


FIDELITY VIP GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1989
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998

FIDELITY VIP OVERSEAS PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1989
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998


The assumptions underlying these values are described in Performance Information, page 68.



*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     70

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750



FIDELITY VIP II INDEX 500 PORTFOLIO
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1993
    1994
    1995
    1996
    1997
    1998


GCG TRUST EQUITY INCOME PORTFOLIO
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998

GCG TRUST GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1997
    1998

GCG TRUST HARD ASSETS PORTFOLIO
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998


The assumptions underlying these values are described in Performance Information, page 68.



*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     71

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750


GCG TRUST LIMITED MATURITY BOND PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998

GCG TRUST LIQUID ASSET PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998

GCG TRUST MID-CAP GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995
    1996
    1997
    1998

GCG TRUST RESEARCH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995
    1996
    1997
    1998


The assumptions underlying these values are described in Performance Information, page 68.



*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     72

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750


GCG TRUST TOTAL RETURN PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995
    1996
    1997
    1998


INVESCO VIF EQUITY INCOME FUND
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1995
    1996
    1997
    1998

INVESCO VIF HIGH YIELD FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995
    1996
    1997
    1998

INVESCO VIF SMALL COMPANY GROWTH FUND
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1998

NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995
    1996
    1997
    1998


The assumptions underlying these values are described in Performance Information, page 68.



*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     73

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750


VAN ECK WORLDWIDE BOND FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1990
    1991
    1992
    1993
    1994
    1995
    1996
    1997
    1998

VAN ECK WORLDWIDE EMERGING MARKETS FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1996
    1997
    1998

VAN ECK WORLDWIDE REAL ESTATE FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1998



The assumptions underlying these values are described in Performance Information, page 68.



*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     74





This information is subject to completion or change. An amended registration statement for these securities has been filed with the Securities and Exchange Commission. These securities may not be sold and offers to buy may not be accepted prior to the amended registration statement becoming effective. This prospectus is not an offer to sell and is not a solicitation of an offer to buy. There will be no sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of the state.

                                   Prospectus

                        STRATEGIC BENEFIT LIFE INSURANCE
                               A FLEXIBLE PREMIUM
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       AND
                        SECURITY LIFE SEPARATE ACCOUNT L1


Consider carefully the policy charges and deductions beginning on page 37 in this prospectus.


You should read this prospectus and keep it for future reference. A prospectus for each underlying fund portfolio must accompany and should be read together with this prospectus.


This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.


YOUR POLICY
     o    is a flexible premium variable universal life insurance policy;
     o    is issued by Security Life of Denver Insurance Company;
     o is designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship; and
     o is returnable by you during the free look period or right to examine policy period if you are not satisfied.

YOUR POLICY PREMIUM PAYMENTS
     o    are flexible, so the premium amount and frequency may vary;
     o are allocated to variable investment options and the guaranteed interest division based on your instructions;
     o are invested in shares of the underlying investment portfolios under each variable investment option; and
     o can be invested in up to eighteen investment options over the policy's lifetime.

YOUR ACCOUNT VALUE
     o is the sum of your holdings in the variable division, the guaranteed interest division and the loan division;
     o has no guaranteed minimum cash value under the variable division. The value varies with the value of the underlying investment portfolio;
     o has a minimum guaranteed rate of return if you have an amount in the guaranteed interest division; and
     o    is subject to various expenses and charges.

DEATH PROCEEDS
     o    are paid if the policy is in force when the insured person dies;
     o are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the insured person dies;
     o    are calculated under your choice of options;
          * Option 1- a fixed minimum death benefit
          * Option 2- a stated death benefit plus your account value
          * Option 3- a stated death benefit plus the sum of the premiums we receive minus partial withdrawals; and
     o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS LIFE INSURANCE POLICY IS NOT A BANK DEPOSIT OR OBLIGATION, FEDERALLY INSURED, OR BACKED BY ANY BANK OR GOVERNMENTAL AGENCY.

                                   DATE OF PRELIMINARY PROSPECTUS: MARCH 2, 2000

Form V-122-00                                                      Number ______

ISSUED BY: Security Life of Denver   UNDERWRITTEN BY: ING America Equities, Inc.
               Insurance Company                      1290 Broadway
           Security Life Center                       Denver, CO 80203-5699
           1290 Broadway                              (303) 860-2000
           Denver, CO 80203-5699
           (800) 525-9852


THROUGH ITS:      Security Life Separate Account L1


ADMINISTERED BY:  Customer Service Center
                  P.O. Box 173888
                  Denver, CO 80217-3888
                  (800) 848-6362


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Strategic Benefit                      2

                                TABLE OF CONTENTS

POLICY SUMMARY.................................................................4
     Your Policy...............................................................4
     Free Look Period..........................................................4
     Your Premium Payments.....................................................4
     Charges and Deductions....................................................5
     Guaranteed Interest Division..............................................6
     Policy Values.............................................................8
     Transfers of Account Value................................................8
     Special Policy Features...................................................8
     Policy Modification, Termination and Continuation
         Features..............................................................8
     Death Benefits............................................................9
     Tax Considerations........................................................9

INFORMATION ABOUT SECURITY LIFE, THE
     SEPARATE ACCOUNT AND THE
     INVESTMENT OPTIONS.......................................................11
     Security Life of Denver Insurance Company................................11
     Security Life Separate Account L1........................................11
     Investment Portfolio Objectives..........................................12
     Guaranteed Interest Division.............................................15
     Maximum Number of Investment Options.....................................16

DETAILED INFORMATION ABOUT THE
     POLICY...................................................................16
     Applying for a Policy....................................................16
     Temporary Insurance......................................................16
     Policy Issuance..........................................................17
     Premiums.................................................................17
     Premium Payments Affect Your Coverage....................................18
     Death Benefits...........................................................19
     Adjustable Term Insurance Rider..........................................23
     Special Features.........................................................24
     Policy Values............................................................25
     Transfers of Account Value...............................................26
     Dollar Cost Averaging....................................................27
     Automatic Rebalancing....................................................28
     Policy Loans.............................................................28
     Partial Withdrawals......................................................29
     Lapse....................................................................31
     Reinstatement............................................................31
     Surrender................................................................31
     General Policy Provisions................................................31
         Free Look Period.....................................................32
         Your Policy..........................................................32
         Age  ................................................................32
         Ownership............................................................32
         Beneficiary(ies).....................................................32
         Collateral Assignment................................................33
         Incontestability.....................................................33
         Misstatements of Age or Gender.......................................33
         Suicide..............................................................33
         Transaction Processing...............................................33
         Notification and Claims Procedures...................................34
         Telephone Privileges.................................................34
         Non-participation....................................................34
         Distribution of the Policies.........................................34
         Advertising Practices and Sales Literature
               ...............................................................35
         Settlement Provisions................................................35
     Administrative Information About the Policy..............................35

CHARGES AND DEDUCTIONS........................................................37
     Deductions from Premiums.................................................37
     Monthly Deductions from Account Value....................................38
     Policy Transaction Fees..................................................39
     Other Charges............................................................40
     Group or Sponsored Arrangements or Corporate
         Purchasers...........................................................40

TAX CONSIDERATIONS............................................................40
     Tax Status of the Policy.................................................40
     Diversification Requirements.............................................41
     Tax Treatment of Policy Death Benefits...................................41
     Modified Endowment Contracts.............................................42
     Multiple Policies........................................................42
     Distributions Other than Death Benefits from
         Modified Endowment Contracts.........................................42
     Distributions Other than Death Benefits from
         Policies That Are Not Modified Endowment
         Contracts............................................................42
     Investment in the Policy.................................................42
     Policy Loans.............................................................43
     Section 1035 Exchanges...................................................43
     Tax-exempt Policy Owners.................................................43
     Possible Tax Law Changes.................................................43
     Changes to Comply with the Law...........................................43
     Other....................................................................43

ILLUSTRATIONS.................................................................45

ADDITIONAL INFORMATION........................................................59
     Directors and Officers...................................................59
     Regulation...............................................................60
     Legal Matters............................................................60
     Legal Proceedings........................................................60
     Experts..................................................................60
     Registration Statement...................................................60

APPENDIX A....................................................................62

APPENDIX B....................................................................63




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Strategic Benefit                      3

POLICY SUMMARY

YOUR POLICY

This policy is available only to groups of ten or more insured people. This policy is for use on a multi-life basis where the insured people share common employment or a business relationship. The policy may be owned individually or by a corporation, trust, association or similar entity. SEE POLICY ISSUANCE, PAGE 17.

Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications, and riders or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access your policy value by taking loans or partial withdrawals. You may also surrender your policy for its surrender value. When the insured person reaches age 100, the policy can be surrendered or continued under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 24.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.


FREE LOOK PERIOD

Within limits specified by state law, you have the right to examine your policy and return it for a refund of all premiums we have received or the account value if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 32.


YOUR PREMIUM PAYMENTS

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:
     o    for us to issue your policy; and
     o    sufficient to keep your policy in force.

The amount of premium you pay affects the length of time your policy stays in force. SEE PREMIUMS, PAGE 17.

ALLOCATION OF NET PREMIUMS

This policy has premium-based charges which are subtracted from your payments. We add the balance, or the net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. SEE ALLOCATION OF NET PREMIUMS, PAGE 18.

The following table summarizes the policy charges and fees. For details on these charges, SEE CHARGES AND DEDUCTIONS, PAGE 37.


--------
This summary highlights some important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read it carefully. "We," "us," "our" and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured people's lifetimes.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center, your agent or registered representative.


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Strategic Benefit                      4

                             CHARGES AND DEDUCTIONS

CHARGE                          WHEN DEDUCTED                   AMOUNT DEDUCTED

Initial Sales Charge            From each premium               0.5% of premium received in policy or
                                payment received after the      segment years 2 and later
                                end of policy year one
Tax Charges                     From each premium               o 2.5% of premium up to target premium in
   o  State and local taxes     payment received                  the first policy or segment year.  2.5% of
                                                                  all premium payments in years 2 and later
   o  Estimated federal tax
      treatment of deferred                                     o 1.5% of premium up to target premium in
      acquisition costs                                           the first policy or segment year.1.5% of
                                                                  all premium payments in years 2 and later

                                                                These charges are not guaranteed maximum
                                                                rates.

Mortality & Expense Risk        Monthly from account            o 0.07083% of the variable division account
Charge                          value                             value during policy years 1 through 10
                                                                  (equivalent annual rate of 0.85%)

                                                                o 0.05000% of the variable division account
                                                                  value during policy years 11 through 20
                                                                  (equivalent annual rate of 0.60%)

                                                                o 0.00417% of the variable division account
                                                                  value during policy year 21 and later
                                                                  (equivalent annual rate of 0.15%)

Monthly Administrative          Monthly from account            $12 per month for first policy year and $6 per
Charge                          value                           month thereafter

Cost of Insurance Charge        Monthly from account            Varies based on net amount at risk.  Sse your
                                value                           policy schedule pages

Partial Withdrawal Fee          On Transaction date from        Up to $25
                                account value

Transfer Fee                    On Transaction date from        Twelve free transfers per policy year, then $10
                                account value                   per transfer

Illustrations                   On Transaction date from        One free illustration per policy year, then $25
                                account value                   per illustration

Premium Allocation Change       On Transaction date from        Twelve free premium allocation changes per
                                account value                   policy year, then $25 per change

Deferred Sales Charge           From account value at the       o 1.75% of premium received in the first
                                beginning of each policy or     policy or segment year up to target
                                segment year in years 2         premium
                                through 8
                                                                o 1.60% of premium received in the first
                                                                  policy or segment year, in excess of target
                                                                  premium



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Strategic Benefit                      5

Continuation of Coverage        Policy anniversary nearest      One-time $200 administrative fee.
                                younger insured person's
                                100th birthday from account
                                value

Investment Portfolio Expenses   From portfolio assets,          See detailed list on page 12.
                                included in daily unit value




GUARANTEED INTEREST DIVISION

The guaranteed interest division guarantees principal and is part of our general account. Any amount you direct into the guaranteed interest division is credited with interest at a fixed rate. SEE GUARANTEED INTEREST DIVISION, PAGE 15.


VARIABLE DIVISION

If you invest in the variable investment options, you may make or lose money depending on market conditions. The variable investment options are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. SEE OBJECTIVES OF THE INVESTMENT PORTFOLIOS, PAGE 12.

The separate account purchases shares of the investment portfolios at net asset value. This price reflects investment management fees and other direct expenses that are deducted from the portfolio assets as described in the following table. The fees and expenses are shown in both gross amounts and net amounts shown after any expenses or fees have been voluntarily absorbed by the investment portfolio advisers.

The information in this table was provided to us by the portfolios, and we have not independently verified it. These expenses are not direct charges against variable division assets or reductions from contract values; rather these expenses are included in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios.







--------------------------------------------------------------------------------
Strategic Benefit                      6

INVESTMENT PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)
                                                         Fees and
                        Investment              Total    Expenses     Total Net
                        Management   Other    Portfolio  Waived or    Portfolio
Portfolio                  Fees     Expenses  Expenses   Reimbursed   Expenses

AIM VARIABLE INSURANCE
FUNDS, INC.

  AIM V.I. Capital
   Appreciation Fund
  AIM V.I. Government
   Securities Fund

THE ALGER AMERICAN FUND

  Alger American Small
   Capitalization Portfolio

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND

  VIP Growth Portfolio
  VIP Overseas Portfolio

GCG TRUST 2                             [TO BE UPDATED BY AMENDMENT]

  Equity/Income Portfolio
  Growth Portfolio
  Hard Assets Portfolio
  Limited Maturity Bond
   Portfolio
  Liquid Assets Money
   Market
  Mid-Cap Growth Portfolio
  Research Portfolio
  Total Return Portfolio

ING FUNDS

  Global Brand Names
  Global Information
   Technology

INVESCO VARIABLE INVESTMENT
FUNDS, INC.

  INVESCO VIF-Equity Income
   Fund
  INVESCO VIF-High Yield
   Fund
  INVESCO VIF-Small Company
   Growth Fund

MERRILL LYNCH

  Basic Value Focus
  Capital Focus
  Global Growth Focus
  Index 500
  Special Value Focus

VAN ECK WORLDWIDE INSURANCE
TRUST

  Worldwide Bond Fund
  Worldwide Emerging
   Markets Fund
  Worldwide Real Estate
   Fund

SECURITY LIFE OF DENVER
INSURANCE COMPANY

 Guaranteed Interest
    Division


                     [FOOTNOTES TO BE UPDATED BY AMENDMENT]



--------------------------------------------------------------------------------
Strategic Benefit                      7

POLICY VALUES

Your account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. SEE POLICY VALUES, PAGE 8.

YOUR ACCOUNT VALUE IN THE VARIABLE DIVISION

Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of a unit of a variable investment option on the valuation date. Each variable investment option has a different accumulation unit value. SEE DETERMINING THE VALUE IN THE VARIABLE DIVISION, PAGE 25.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy and the expenses of the investment portfolios. SEE DETERMINING THE VALUE IN THE VARIABLE DIVISION, PAGE 25 AND HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 26.


TRANSFERS OF ACCOUNT VALUE

You may make twelve free transfers among the variable investment options or to the guaranteed interest division each policy year. We charge $10 for each transfer over twelve you make in a policy year. There are restrictions on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 26.


SPECIAL POLICY FEATURES

DESIGNATED DEDUCTION OPTION

You may designate one investment option from which we will deduct all your monthly and deferred sales charges. SEE DESIGNATED DEDUCTION OPTION, PAGE 24.

DOLLAR COST AVERAGING

Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 27.

AUTOMATIC REBALANCING

Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 28.

LOANS

You may take loans against your policy's net account value. We charge an annual loan interest rate of 3.25%. We credit an annual interest rate of 3% on amounts held in the loan division as collateral for your loan. SEE POLICY LOANS, PAGE 28.

PARTIAL WITHDRAWALS

You may withdraw part of your net account value any time after your first policy year. You may make only one partial withdrawal per policy year. Partial withdrawals may reduce your policy's death benefit and will reduce your account value. SEE PARTIAL WITHDRAWALS, PAGE 29.


POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

RIGHT TO EXCHANGE POLICY

For 24 months after the policy date you may exchange your policy for a guaranteed policy, unless state law requires differently. There is no charge for this exchange. SEE RIGHT TO EXCHANGE POLICY, PAGE 24.

SURRENDER

You may surrender your policy for its surrender value at any time while the insured person is living. All insurance coverage ends on the date we receive your request. SEE SURRENDER, PAGE 31.





--------------------------------------------------------------------------------
Strategic Benefit                      8

LAPSE

In general, insurance coverage continues as long as your policy's net account value is enough to pay the monthly deductions. SEE LAPSE, PAGE 31.

REINSTATEMENT

You may reinstate your policy and rider within five years of its lapse if you still own the policy and the insured person is still insurable. You will need to pay required reinstatement premiums.

If you had a policy loan when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 31.

POLICY MATURITY

If the insured person is living on the policy anniversary nearest the date when the insured person reaches age 100 (the maturity date) and you do not choose continuation of coverage, you must surrender your policy and we will pay the net account value. Your policy then ends. SEE POLICY MATURITY, PAGE 24.

CONTINUATION OF COVERAGE

If the insured person is living at age 100 and the policy is in force, you may choose the continuation of coverage feature. If this feature becomes effective, we will deduct a one-time administrative fee of $200 and keep your policy in force. SEE CONTINUATION OF COVERAGE, PAGE 24.


DEATH BENEFITS

At the insured person's death, we pay death proceeds to the beneficiary(ies) if your policy is still in force. Depending on the death benefit option you have chosen and whether or not you have coverage under an adjustable term insurance rider, your policy's death benefit may vary.

Generally, we require a minimum target death benefit of $50,000 per policy.SEE DEATH BENEFITS, PAGE 19.


TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 40.

Assuming the policy qualifies as a life insurance contract, under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:
     o    partial withdrawals;
     o    surrender; or
     o    lapse.

In addition to the events listed above, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 42.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.



--------------------------------------------------------------------------------
Strategic Benefit                      9

                              How the Policy Works

YOUR PREMIUM             Premium Deductions
You make a premium  ---------------------------->
payment
                                                     o  initial sales charge
                                                     o  tax charges

                    <----------------------------
NET PREMIUM
We allocate the net
premium to the investment
options you choose
        |
        |
   -----------------------------------------
   |                                       |
   \/                                      \/
GUARANTEED                                VARIABLE INVESTMENT                     INVESTMENT PORTFOLIOS           The investment
INTEREST DIVISION                         OPTIONS                                 The variable investment         manager deducts
Amounts you allocate                      Amounts you allocate are      <--       options invest in               investment
are heald in our general account          held in our separate account     -->    investment portfolios       --> management fees
   |                                       |                                                                      and other
   -----------------------------------------                                                                      portfolio expenses
                                      |
                                      |
                                      |
  LOAN DIVISION                       |
  Amount set aside to    <------------|                       Monthly Deductions   o  cost of insurance
  secure a policy loan                |                    --------------------->     charge
                                      |                   |                        o  monthly administrative
                                      |                   |                           charge
                                      \/                  |                        o  mortality and expense
                               ACCUMULATED VALUE          |                           risk charge
                               The total value of your  --|
                               policy                     |
                                                          |                        o  partial withdrawal fee
                                                          |   Transaction Fees     o  transfer fee
                                                          |--------------------->  o  illustration fee
                                                          |                        o  premium allocation
                                                          |                           change charge
                                                          |                        o  continuation of
                                                          |                           coverage fee
                                                          |
                                                          |    Annual Fee
                                                           --------------------->  o  deferred sales charge
                                                               Years 2 - 8










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Strategic Benefit                     10

INFORMATION ABOUT SECURITY LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS


SECURITY LIFE OF DENVER INSURANCE COMPANY
[TO BE UPDATED BY AMENDMENT]

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. At the close of 1998, the company and its consolidated subsidiaries had over $174.3 billion of life insurance in force. As of December 31, 1998, our total assets were over $10.0 billion, and our shareholder's equity was over $926 million.

We have a complete line of life insurance products, including:
     o    annuities;
     o    individual life;
     o    group life;
     o    pension products; and
     o    market life reinsurance.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $461.8 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1998.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of Security Life and is a registered broker-dealer with the SEC and the NASD. ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.


SECURITY LIFE SEPARATE ACCOUNT L1

SEPARATE ACCOUNT STRUCTURE

We established Security Life Separate Account L1 (the "separate account") on November 3, 1993, under Colorado's insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Security Life.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

The company owns all the assets in the separate account. We credit gains to and charge losses against the separate account without regard to performance of other investment accounts.

ORDER OF SEPARATE ACCOUNT LIABILITIES

State law provides that we may not charge general account liabilities against the separate account's assets equal to its reserves and other liabilities. This means that if we ever became insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

INVESTMENT OPTIONS

Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. This means the investment performance of a policy depends on the performance of the investment portfolios you choose.


--------------------------------------------------------------------------------
Strategic Benefit                     11

Each investment portfolio has its own investment objective. These investment portfolios are not available directly to individual investors. They are available only as the underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who, other than the GCG Trust and the ING Funds, is not associated with us.

Currently, some variable investment options invest in a portfolio of the GCG Trust. Directed Services, Inc. ("DSI") serves as the manager to each portfolio of the GCG Trust. The GCG Trust and DSI have retained several portfolio managers to manage the assets of each portfolio of the GCG Trust.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans, or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


INVESTMENT PORTFOLIO OBJECTIVES

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance, and no representation is made, that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

Some investment portfolio advisers (or their affiliates) may pay us compensation for servicing, administration or other expenses.These advisers include AIM Advisors, Inc.; Fidelity Management & Research Company; Fred Alger Management, Inc.; Directed Services, Inc.; INVESCO Funds Group, Inc. Merrill Lynch Asset Management, L.P. and Van Eck Associates Corporation.The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer.Some advisers may pay us more than others.

Merrill Lynch Asset Management, L.P. ("MLAM") is the investment adviser to the Merrill Variable Funds. MLAM, together with its affiliates, Fund Asset Management, L.P., Mercury Asset Management International Ltd., and Hotchkis and Wiley, is a worldwide mutual fund leader, and has a total of $501.68 billion in investment company and other portfolio assets under management as of the end of February 1999. It is registered as an investment adviser under the Investment Advisers Act of 1940. MLAM is an indirect subsidiary of Merrill Lynch & Co., Inc. MLAM's principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. As the investment adviser, it is paid fees by these Funds for its services. The fees charged to each of these Funds are set forth in the table on page 7.

                        INVESTMENT PORTFOLIOS' OBJECTIVES


VARIABLE INVESTMENT OPTION              INVESTMENT COMPANY/             INVESTMENT OBJECTIVE
                                        ADVISER/ MANAGER/ SUB-
                                        ADVISER

V.I. Capital Appreciation Fund          AIM Variable Insurance          Seeks growth of capital through investment in common
                                        Funds, Inc./ AIM Advisors,      stocks, with emphasis on medium- and small-sized
                                        Inc.                            growth companies.



--------------------------------------------------------------------------------
Strategic Benefit                     12

                        IINVESTMENT PORTFOLIOS' OBJECTIVES


VARIABLE INVESTMENT OPTION              INVESTMENT COMPANY/             INVESTMENT OBJECTIVE
                                        ADVISER/ MANAGER/ SUB-
                                        ADVISER

V.I. Government Securities              AIM Variable Insurance          Seeks to achieve high current income consistent with
Fund                                    Funds, Inc./ AIM Advisors,      reasonable concern for safety of principal by investing in
                                        Inc.                            debt securities issued, guaranteed or otherwise backed
                                                                        by the United States Government.

American Small Capitalization           The Alger American Fund         Seeks long-term capital appreciation by focusing on
Portfolio                                                               small, fast-growing companies that offer innovative
                                                                        products, services or technologies to a rapidly expanding
                                                                        marketplace.

VIP Growth Portfolio                    Fidelity Variable Insurance     Seeks capital appreciation by investing in common
                                        Products Fund and Variable      stocks of companies that it believes have above-average
                                        Insurance Products Fund II/     growth potential, either domestic or foreign issuers.
                                        Fidelity Management &
                                        Research Company

VIP Overseas Portfolio                  Fidelity Variable Insurance     Seeks long-term growth of capital by investing at least
                                        Products Fund and Variable      65% of total assets in foreign securities.
                                        Insurance Products Fund II/
                                        Fidelity Management &
                                        Research Company

Equity/Income Portfolio                 GCG Trust/ Directed             Seeks substantial dividend income as well as long-term
                                        Services, Inc./ T. Rowe Price   growth of capital.Invests primarily in common stocks
                                        Associates, Inc.                of well-established companies paying above-average
                                                                        dividends.

Growth Portfolio                        GCG Trust/ Directed             Seeks capital appreciation. Invests primarily in common
                                        Services, Inc./ Janus Capital   stocks of growth companies that have favorable
                                        Corporation                     relationships between price/earnings ratios and growth
                                                                        rates in sectors offering the potential for above-average
                                                                        returns.

Hard Assets Portfolio                   GCG Trust/ Directed             Seeks long-term capital appreciation. Invests primarily
                                        Services, Inc./ Baring          in hard asset securities.Hard asset companies produce a
                                        International Investment        commodity which the portfolio manager is able to price
                                        Limited (an affiliate)          on a daily or weekly basis.

Limited Maturity Bond                   GCG Trust/ Directed             Seeks highest current income consistent with low risk to
Portfolio                               Services, Inc./ ING             principal and liquidity. Also seeks to enhance its total
                                        Investment Management,          return through capital appreciation when market factors,
                                        L.L.C. (an affiliate)           such as falling interest rates and rising bond prices,
                                                                        indicate that capital appreciation may be available without significant risk to principal. Invests primarily in
                                                                        diversified limited maturity debt securities with average
                                                                        maturity dates of five years or shorter and in no cases more than seven years.




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Strategic Benefit                     13

                        INVESTMENT PORTFOLIOS' OBJECTIVES


VARIABLE INVESTMENT OPTION              INVESTMENT COMPANY/             INVESTMENT OBJECTIVE
                                        ADVISER/ MANAGER/ SUB-
                                        ADVISER

Liquid Asset Portfolio                  GCG Trust/Directed              Seeks high level of current income consistent with the
                                        Services, Inc./ING              preservation of capital and liquidity. Invests primarily in
                                        Investment Management,          obligations of the U.S. Government and its agencies and
                                        LLC (an affiliate)              instrumentalities, bank obligations, commercial paper
                                                                        and short-term corporate debt securities. All securities
                                                                        will mature in less than one year. Sub-advised by ING
                                                                        Investment Management, LLC (an affiliate).

Mid-Cap Growth Portfolio                GCG Trust/ Directed             Seeks long-term growth of capital.Invests primarily in
                                        Services, Inc./ Massachusetts   equity securities of companies with medium market
                                        Financial Services Company      capitalization which the portfolio manager believes have
                                                                        above-average growth potential.

Research Portfolio                      GCG Trust/ Directed             Seeks long-term growth of capital and future income.
                                        Services, Inc./ Massachusetts   Invests primarily in common stocks or securities
                                        Financial Services Company      convertible into common stocks of companies believed
                                                                        to have better than average prospects for long-term
                                                                        growth.

Total Return Portfolio                  GCG Trust/ Directed             Seeks above-average income (compared to a portfolio
                                        Services, Inc./ Massachusetts   entirely invested in equity securities) consistent with the
                                        Financial Services Company      prudent employment of capital. Invests primarily in a
                                                                        combination of equity and fixed income securities.

Global Brand Names                      ING Investment                  [TO BE UPDATED BY AMENDMENT]
                                        Management, L.L.C./
                                        [TO BE UPDATED BY
                                        AMENDMENT]

Global Information                      ING Investment                  [TO BE UPDATED BY AMENDMENT]
                                        TechnologyManagement, L.L.C./
                                        [TO BE UPDATED BY
                                        AMENDMENT]

VIF-Equity Income Fund                  INVESCO Variable                Seeks high current income, with growth of capital as a
                                        Investment Funds, Inc./         secondary objective by investing at least 65% of its
                                        INVESCO Funds Group,            assets in dividend-paying common and preferred stocks.
                                        Inc.                            The rest of the fund's assets are invested in debt
                                                                        securities, and lower-grade debt securities.

VIF-High Yield Fund                     INVESCO Variable                Seeks to provide a high level of current income by
                                        Investment Funds, Inc./         investing substantially all of its assets in lower-rated
                                        INVESCO Funds Group,            debt securities and preferred stock, including securities
                                        Inc.                            issued by foreign companies.




--------------------------------------------------------------------------------
Strategic Benefit                     14

                        INVESTMENT PORTFOLIOS' OBJECTIVES


VARIABLE INVESTMENT OPTION              INVESTMENT COMPANY/             INVESTMENT OBJECTIVE
                                        ADVISER/ MANAGER/ SUB-
                                        ADVISER

VIF-Small Company Growth                INVESCO Variable                Seeks investment growth over the long term by investing
Fund                                    Investment Funds, Inc./         at least 80% of its assets in equity securities of
                                        INVESCO Funds Group,            companies with market capitalizations of $1 billion or
                                        Inc.                            less.  The remainder of the fund's assets can be invested
                                                                        in a wide range of securities that may or may not be issued by small companies.

Basic Value Focus                       Merrill Lynch/                  Seeks capital appreciation and, secondarily, income by
                                        Management, L.P./Merrill        management of the Fund believes are undervalued and
                                        Lynch Variable Series           therefore represent basic investment value. The Fund seeks
                                        Funds, Inc.                     special opportunities in securities that are selling at a
                                                                        discount either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily
                                                                        out-of-favor considerations. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price/earnings ratio.

Capital Focus                           Merrill Lynch Asset             Seeks to achieve the highest total investment return
                                        Management, L.P./ Merrill       consistent with prudent risk.  To do this, management of
                                        Lynch Variable Series Funds,    the Fund uses a flexible "fully managed" investment
                                        Inc.                            policy that shifts the emphasis among equity, debt
                                                                        (including money market), and convertible securities.

Global Growth Focus                     Merrill Lynch Asset             Seeks long-term growth of capital. The Fund invests in a
                                        Management, L.P./ Merrill       diversified portfolio of equity securities of issuers
                                        Lynch Variable Series Funds,    located in various countries and the United States,
                                        Inc.                            placing particular emphasis on companies that have
                                                                        exhibited above-average growth rates in earnings. Because a substantial portion of the Fund's assets may be invested on an international basis, contract owners should be aware of certain risks, such as fluctuations in foreign exchange
                                                                        rates, future political and economic developments, different legal systems, and the possible imposition of exchange
                                                                        controls or other foreign government laws or restrictions.
                                                                        An investment in the Fund may be appropriate only for
                                                                        long-term investors who can assume the risk of loss of
                                                                        principal, and do not seek current income.

Index 500                               Merrill Lynch Asset             Seeks investment results that, before expenses,
                                        Management, L.P./ Merrill       correspond to the aggregate price and yield performance
                                        Lynch Variable Series Funds,    of the Standard & Poor's 500 Composite Stock Price Index
                                        Inc.                            (the "S&P 500 Index").


--------------------------------------------------------------------------------
Strategic Benefit                     15


VARIABLE INVESTMENT OPTION              INVESTMENT COMPANY/             INVESTMENT OBJECTIVE
                                        ADVISER/ MANAGER/ SUB-
                                        ADVISER

Special Value Focus                     Merrill Lynch Asset             Seeks long term growth of capital by investing in a
                                        Management, L.P./ Merrill       diversified portfolio of securities, primarily common
                                        Lynch Variable Series           stocks, of relatively small companies that management of
                                        Funds, Inc.                     the Merrill Variable Funds believes have special
                                                                        investment value, and of emerging growth companies
                                                                        regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market
                                                                        recognition for their securities. Current income is not a
                                                                        factor in the selection of securities.

Worldwide Bond Fund                     Van Eck Worldwide               Seeks high total return--income plus capital
                                        Insurance Trust/ Van Eck        appreciation--by investing globally, primarily in a
                                        Associates Corporation          variety of debt securities.

Worldwide Emerging Markets              Van Eck Worldwide               Seeks long term capital appreciation by investing in
                                        Fund Insurance Trust/ Van Eck   equity securities in emerging markets around the world.
                                        Associates Corporation

Worldwide Real Estate Fund              Van Eck Worldwide               Seeks high total return by investing in equity
                                        Insurance Trust/ Van            securities of companies that own significant
                                        Eck Associates                  real estate or do business principally in real
                                        Corporation                     estate.




GUARANTEED INTEREST DIVISION

You may allocate all or a part of the net premium and transfers of your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The amount you have in the guaranteed interest division is all of the net premium you allocate to that division, plus transfers you make to the guaranteed interest division, plus interest earned.

Amounts you transfer out of or withdraw from the guaranteed interest division reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest division.

We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate of 3% and will be in effect for at least twelve months. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest division.



--------------------------------------------------------------------------------
Strategic Benefit                     16

MAXIMUM NUMBER OF INVESTMENT OPTIONS

You may invest in a total of eighteen investment options over the life of your policy. Investment options include the guaranteed interest divisions, all of the variable investment options but not the loan division.

As an example, if you have had funds in seventeen variable investment options and the guaranteed interest division, these are the only investment options to which you may later add or transfer funds. However, you could still take a policy loan and access the loan division.

You may want to use fewer investment options in the early years of your policy, so that you can invest in other investment options in the future. If you invest in eighteen variable investment options, you will not be able to invest in the guaranteed interest division.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Strategic Benefit variable universal life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.

The illustrations beginning on page 47 show how the policies work.


APPLYING FOR A POLICY

You purchase this variable universal life policy by submitting an application. The insured person is the person on whose life we issue a policy and upon whose death we pay death proceeds. On the policy date, the insured person must be at least 15 years of age and no older than age 85. We may back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy. SEE AGE, PAGE 32.


TEMPORARY INSURANCE

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of insurance for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes any in-force coverage you have with us.

Temporary coverage begins when:
     o you have completed and signed our binding limited life insurance coverage form;
     o we receive and accept a premium payment of at least your scheduled premium (selected on your application); and
     o    part I of the application is completed.

Temporary coverage ends on the earliest of:
     o    the date we return your premium payments;
     o five days after we mail notice of termination to the address on your application;
     o    the date your policy coverage starts;
     o    the date we refuse to issue you a policy based on your application; or
     o 90 days after you sign our binding limited life insurance coverage form.

There is no death benefit under the temporary insurance agreement if:
     o there is a material misrepresentation in your answers on the binding limited life insurance coverage form;
     o there is a material misrepresentation in statements on your application;
     o the person or persons intended to be the insured people die by suicide or self-inflicted injury; or
     o    the bank does not honor your premium check.


POLICY ISSUANCE

Before we issue a policy we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include completion of underwriting and issue requirements.


The policy date as shown on your policy schedule determines:
     o    monthly processing dates;
     o    policy months;
     o    policy years; and
     o    policy anniversaries.


--------------------------------------------------------------------------------
Strategic Benefit                     17

It is not affected by the date you receive the policy. The policy date may be different from the date we receive your first premium payment. If the policy date is earlier, we charge monthly deductions from when we receive your initial premium.

The policy date is determined one of three ways:

     1.   the date you designate on your application, subject to our approval;
          or

     2. the back-date of the policy to save age, subject to our approval and state law.

     3.   if there is no designated date or back-date, the policy date is:
          o the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
          o the date we receive your initial premium if it is after we approve your policy for issue.

DEFINITION OF LIFE INSURANCE

The federal income tax definition of life insurance is the cash value accumulation test. SEE TAX STATUS OF THE POLICY, PAGE 40.


PREMIUMS

You may choose the amount and frequency of premium payments, within limits.

We consider payments we receive to be premium payments if you do not have an outstanding policy loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your premium payment, we add the remaining net premium to your policy.

SCHEDULED PREMIUMS

Your premiums are flexible. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a quarterly, semiannual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. This method is not available for your initial premium. Your financial institution may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.


UNSCHEDULED PREMIUM PAYMENTS

Generally speaking, you may make unscheduled premium payments at any time, however:
     o we may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time of your unscheduled payment if the death benefit is increased as a result of it;
     o we may require proof that the insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and
     o we will return premium payments which are greater than the "seven-pay" limit for your policy if they would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 42 AND CHANGES TO COMPLY WITH THE LAW, PAGE 43.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not deduct tax or sales charges.

TARGET PREMIUM

Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age, gender and premium class of the insured person. The target premium is used in determining your initial sales charge, deferred sales charge and the sales compensation we pay. It may or may not be





--------------------------------------------------------------------------------
Strategic Benefit                     18
enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and additional segments are listed in the policy schedule we provide to you. SEE PREMIUMS, PAGE 17.

INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS

The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial premium. Your initial premium is the first premium we receive and apply to your policy. It must be at least the amount of your scheduled premiums from your policy date through your investment date.

The investment date is the first date we apply net premium to your policy.

We apply the initial net premium to your policy after:
     a)   we have received the required amount of premium;
     b) all issue requirements have been received by our customer service center; and
     c)   we have approved your policy for issue.

Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires return of your premium during the free look period, we initially invest amounts you have designated for the variable division in the GCG Trust Liquid Asset Portfolio. We later transfer these amounts from the Liquid asset Portfolio to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:
     o five days after we mailed your policy plus your state free look period has ended; or
     o we have received your policy delivery receipt and your state free look period has ended.


If your state provides for return of account value during the free look period (or no free look period), we invest amounts you designated for the variable division directly into your selected variable investment options.

We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions. Your instructions must specify percentages that are whole numbers totaling 100% and which use no more than eighteen investment options over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT DIVISIONS, PAGE 16.

You may make five free premium allocation changes per year. After the five free premium allocation changes, we charge you $25 for each additional allocation change per policy year. If you change your designated deduction option, we consider this a premium allocation change for which there may be a charge. SEE DESIGNATED DEDUCTION OPTION, PAGE 24 AND POLICY TRANSACTION FEES, PAGE 39.

PREMIUM PAYMENTS AFFECT YOUR COVERAGE

Your coverage lasts only as long as your net account value is enough to pay the monthly and annual charges and your account value is more than your outstanding policy loan plus accrued loan interest. If these conditions are not met, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 31, AND GRACE PERIOD, PAGE 31.

MODIFIED ENDOWMENT CONTRACTS

There are special federal income tax rules for distributions from life insurance policies which are "modified endowment contracts." These rules apply to policy loans, surrenders, and partial withdrawals. Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 42.





--------------------------------------------------------------------------------
Strategic Benefit                     19

DEATH BENEFITS

You decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance base coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with one policy.

Generally we require a minimum group first year premium of at least $250,000. However, depending on underwriting circumstances, we may reduce the minimum group first year premium in some cases. We do not require a minimum base death benefit amount, however we generally require a minimum target death benefit of $50,000 per policy. We may reduce this minimum if the average initial target death benefit for the group is at least $50,000.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce sales compensation but may increase the monthly cost of insurance. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 23.

Death benefits are valued as of the date of death of the insured person.

                             DEATH BENEFIT SUMMARY

THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES, INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT AND THAT PARTIAL WITHDRAWALS ARE LESS THAN PREMIUM RECEIVED.



                OPTION 1                                OPTION 2                                OPTION 3

STATED DEATH    The amount of policy death              The amount of policy death              The amount of policy death
BENEFIT         benefit at issue, not including         benefit at issue, not including         benefit at issue, not including
                rider coverage.  This amount            rider coverage.  This amount            rider coverage.  This amount
                stays level throughout the life         stays level throughout the life         stays level throughout the life
                of the policy.                          of the policy.                          of the policy.

BASE DEATH      The greater of the stated               The greater of the stated               The greater of the stated
BENEFIT         death benefit or the account            death benefit plus the                  death benefit plus the sum of
                value multiplied by the                 account value, or the account           all premiums we receive
                appropriate factor from the             value multiplied by the                 minus partial withdrawals
                definition of life insurance            appropriate factor from the             you have taken, or the
                factors.                                definition of life insurance            account value multiplied by
                                                        factors.                                the appropriate factor from
                                                                                                the definition of life
                                                                                                insurance factors.

TARGET DEATH    Stated death benefit plus               Stated death benefit plus               Stated death benefit plus
BENEFIT         adjustable term insurance               adjustable term insurance               adjustable term insurance
                rider benefit.  This amount             rider benefit.  This amount             rider benefit.  This amount
                remains level throughout the            remains level throughout the            remains level throughout the
                life of the policy.                     life of the policy.                     life of the policy.

TOTAL DEATH     The greater of the target               The greater of the target               The greater of the target
BENEFIT         death benefit or the base               death benefit plus the                  death benefit plus the sum of
                death benefit.                          account value, or the base              all premiums we receive
                                                        death benefit.                          minus partial withdrawals
                                                                                                you have taken, or the base
                                                                                                death benefit.



--------------------------------------------------------------------------------
Strategic Benefit                     20


                OPTION 1                                OPTION 2                                OPTION 3

ADJUSTABLE      The adjustable term                     The adjustable term                     The adjustable term
TERM            insurance rider benefit is the          insurance rider benefit is the          insurance rider benefit is the
INSURANCE       total death benefit minus base          total death benefit minus the           total death benefit minus the
RIDER BENEFIT   death benefit, but not less             base death benefit, but not             base death benefit, but not
                than zero.  If the account              less than zero.  If the account         less than zero.  If the account
                value multiplied by the death           value multiplied by the death           value multiplied by the death
                benefit corridor factor is              benefit corridor factor is              benefit corridor factor is
                greater than the stated death           greater than the stated death           greater than the stated death
                benefit, the adjustable term            benefit plus the account                benefit plus the sum of all
                insurance benefit will                  value, the adjustable term              premiums we receive minus
                decrease.  It will decrease so          insurance rider benefit will            partial withdrawals you have
                that the base death benefit             decrease.  It will decrease so          taken, the adjustable term
                plus the adjustable term                that the base death benefit             insurance rider benefit will
                insurance rider benefit is not          plus the adjustable term                decrease.It will decrease so
                greater than the target death           insurance rider benefit is not          that the sum of the base death
                benefit.  If the base death             greater than the target death           benefit plus the adjustable
                benefit becomes greater than            benefit plus the account                term insurance rider benefit
                the target death benefit, the           value.  If the base death               is not greater than the target
                adjustable term insurance               benefit becomes greater than            death benefit plus the sum of
                rider benefit is zero.                  the target death benefit plus           all premiums we receive
                                                        the account value, the                  minus partial withdrawals
                                                        adjustable term insurance               you have taken.If the base
                                                        rider benefit is zero.                  death benefit becomes
                                                                                                greater than the target death
                                                                                                benefit plus the sum of all
                                                                                                premiums we receive minus
                                                                                                partial withdrawals you have
                                                                                                taken, the adjustable term
                                                                                                insurance rider benefit is zero.

BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
     o    your choice of death benefit option;
     o    a change in your death benefit option;
     o    increases or decreases to the stated death benefit.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) when the insured person dies. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:
     o    your base death benefit; plus
     o    rider benefits; minus
     o    your outstanding policy loan with accrued loan interest; minus
     o    outstanding policy charges incurred before the insured person's death.

There could be outstanding policy charges if the insured dies while your policy is in the grace period.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options: option 1, option 2 or option 3 (described below). You may choose death benefit option 3 only prior to the issue of your policy. Your choice may result in your base death benefit being greater than your stated death benefit. You may change your death benefit option after the first policy anniversary and before the continuation of coverage feature begins. SEE CHANGES IN DEATH BENEFIT OPTIONS, PAGE 21 AND CONTINUATION OF COVERAGE, PAGE 24.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on the insured person's age and gender. SEE APPENDIX A, PAGE 62.





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Under death benefit option 1, your base death benefit is the greater of:
     o    your stated death benefit on the date of the insured person's death;
          or
     o your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 1 positive investment performance is generally reflected in a reduced net amount at risk. This lowers your policy's total cost of insurance charges. Option 1 offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

Under death benefit option 2, your base death benefit is the greater of:
     o your stated death benefit plus your account value on the date of the insured person's death; or
     o your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 2, investment performance is reflected in your insurance coverage.

Under death benefit option 3, the base death benefit is the greater of:
     o your stated death benefit plus the sum of all premiums we receive minus partial withdrawals you have taken under your policy; or
     o your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 3, the base death benefit generally will increase as you pay premiums, and decrease if you take partial withdrawals. In no event will your base death benefit be less than your stated death benefit.

Death benefit options 2 and 3 are not available during the continuation of coverage period. If you select option 2 or 3 on your policy, it automatically converts to death benefit option 1 when the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 24.

CHANGES IN DEATH BENEFIT OPTIONS

You may request a change in your death benefit option at any time before the continuation of coverage period. A death benefit option change applies to your entire stated or base death benefit. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

Your death benefit option change is effective on your next monthly processing date after we approve it, so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, your death benefit option change is effective on your second following monthly processing date.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. Or, we may ask you to return your policy to our customer service center so that we can make this change for you.

We may not allow a change to your death benefit option if it reduces the target death benefit below the minimum we require to issue your policy.

You may change from death benefit option 1 to option 2, from option 2 to option 1, or from option 3 to option 1. YOU MAY NOT CHANGE FROM DEATH BENEFIT OPTION 1 OR 2 TO OPTION 3, OR FROM OPTION 3 TO OPTION 2.

For you to change from death benefit option 1 to option 2, we may require proof that the insured person is insurable under our normal rules of underwriting.

On the effective date of your option change, your stated death benefit is changed as follows:



Change          Change          Stated Death Benefit
 From             To            Following Change:
 ----             --            -----------------

Option 1        Option 2        your stated death benefit
                                before the change minus
                                your account value as of the
                                effective date of the change.

Option 2        Option 1        your stated death benefit
                                before the change plus your
                                account value as of the
                                effective date of the change.

Option 3        Option 1        your stated death benefit
                                before the change plus the
                                sum of the premiums we
                                receive, minus partial
                                withdrawals you have taken
                                as of the effective date of the
                                change.


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Strategic Benefit                     22

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We increase or decrease your stated death benefit to keep the net amount at risk the same on the date of your death benefit option change. There is no change to the amount of coverage under your adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 38.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option 1 to option 2, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option 2 to option 1, your stated death benefit is increased by the amount allocated to that segment.

CHANGES IN DEATH BENEFIT AMOUNTS

You may increase your target or stated death benefit while your policy is in force and before the policy anniversary when the insured person turns age 85. You may request a decrease in the stated death benefit only after your first policy anniversary.

Contact your agent/registered representative or our customer service center to request an increase or decrease in death benefit. The change is effective as of the next monthly processing date after we approve your request. Your requested change must be for at least $1,000.

After we make your requested change, we will send you a new schedule page. Keep it with your policy. Or we may ask you to send your policy to us so that we can make the change for you.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 40.

If you decrease your death benefit, you may not decrease your target death benefit below the minimum we require to issue your policy.

There may be tax consequences as a result of a decrease in your death benefit. SEE TAX STATUS OF THE POLICY, PAGE 40 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 42.

Requested reductions in the death benefit amount will first decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless state law requires differently.

You must provide satisfactory evidence that the insured person is still insurable in order to increase your death benefit. Unless you tell us differently, we assume a request to increase your target death benefit is also a request for an increase to the stated death benefit. Thus, the amount of your adjustable term insurance rider will not change. You may change your target death benefit once in a policy year.

The initial death benefit segment, or first segment, is the stated death benefit on the effective date of your policy. An increase in the stated death benefit (other than one caused by an option change) will create a new segment. The segment year begins on the segment effective date and ends one year later. Once we create a new segment, it is permanent unless state law requires differently.

Each new segment may have:
     o    a new sales charge;
     o    a new deferred sales charge;
     o    new cost of insurance charges, guaranteed and current;
     o    a new incontestability period;
     o    a new suicide exclusion period; and
     o    a new target premium.

Premiums you pay after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the sum of the target premium for all segments. For each coverage segment, your schedule shows your target premium which is used to determine your initial sales charge and deferred sales charge.


ADJUSTABLE TERM INSURANCE RIDER

You may increase your death proceeds by adding an adjustable term insurance rider to your policy. This rider enables you to schedule the death benefit based




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Strategic Benefit                     23

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on anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or scheduled to change at the beginning of a policy year(s). SEE DEATH BENEFITS, PAGE 19.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit. The death benefit automatically adjusts daily as your base death benefit changes. Total death benefit depends on which death benefit option is in effect:

 OPTION 1: If option 1 is in effect, the total death benefit is the greater of:

     a.   the target death benefit; or
     b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

 OPTION 2: If option 2 is in effect, the total death benefit is the greater of:

     a.   the target death benefit plus the account value; or
     b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

 OPTION 3: If option 3 is in effect, the total death benefit is the greater of:

     a. the target death benefit plus the sum of the premiums we receive minus partial withdrawals you have taken; or
     b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option 1, assume your base death benefit changes as a result of changes in your account value. The adjustable term insurance rider adjusts to provide death proceeds equal to your target death benefit in each year:


Base Death              Target Death            Adjustable Term
 Benefit                Benefit                 Insurance Rider Amount
 -------                -------                 ----------------------

$201,500                $250,000                $48,500
 202,500                 250,000                 47,500
 202,250                 250,000                 47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance coverage would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 22.

We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change, or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option 1 to option 2 and base decreases may reduce the amount of your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 29, AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 21.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect that month. The cost of insurance rates will be determined by us from time to time. They are based on the issue age, gender, and rating of the person insured, as well as the length of time since your policy date. The monthly guaranteed maximum cost of insurance rates for this rider will be in your policy. SEE COST OF INSURANCE CHARGE, PAGE 38.

The only charge for this coverage is the cost of insurance charge. The total charges that you pay may be less if you have greater coverage under an adjustable term insurance rider rather than base death benefit. If the target death benefit is increased by you after the rider is issued, we use the same


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Strategic Benefit                     24

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cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original rating even though new evidence of insurability is given to us for the increased schedule.

Not all policy features apply to the adjustable term insurance rider. Under this rider, there is no surrender value and a policy loan is not available. The adjustable term insurance rider does not contribute to the policy account value nor to investment performance under your policy. The adjustable term insurance rider provides benefits only at the insured person's death.

SPECIAL FEATURES

DESIGNATED DEDUCTION OPTION

You may designate an investment option from which we will take your monthly charges and deferred sales charge. You may make this designation at any time. You may not use the loan division as your designated deduction option.

If you do not choose a designated deduction option, or if the amount in your designated deduction option is not enough to cover deductions and charges, the charges will be taken from the variable and guaranteed interest divisions in the same proportion that your account value in each has to your total net account value as of the monthly processing date.

If you change your designated deduction option, we consider it a premium allocation change for which there may be a charge. SEE POLICY TRANSACTION FEES, PAGE 39.

RIGHT TO EXCHANGE POLICY

During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless state law requires differently. We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all future net premiums to the guaranteed interest division. We do not allow future payments or transfers to the variable division after you exercise this right. We will not charge you for this exchange. SEE GUARANTEED INTEREST DIVISION, PAGE 15.

POLICY MATURITY

If the insured person reaches age 100 and you do not want the continuation of coverage feature, you may surrender your policy for the net account value. Your policy then ends. Some part of this payment may be taxable. You should consult your tax adviser.

CONTINUATION OF COVERAGE

The continuation of coverage feature allows your insurance coverage to continue beyond policy maturity. If you allow the continuation of coverage feature to become effective, we:
     o transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division;
     o charge a one-time $200 administrative fee to your policy to cover future expenses;
     o terminate the adjustable term insurance rider and the target death benefit becomes the stated death benefit;
     o convert death benefit option 2 or option 3 to death benefit option 1, if applicable; and
     o    terminate investment features.

Your insurance coverage continues until the insured person's death, unless your policy lapses or is surrendered. However, we deduct no further charges and your monthly deductions cease. SEE CONTINUATION OF COVERAGE ADMINISTRATIVE FEE, PAGE 39.

Your net account value may not be transferred into the variable division during the continuation of coverage period, but you may take policy loans or partial withdrawals.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this, you may repay loans and make loan interest payments during the continuation of coverage period.

If you wish to stop coverage after the continuation of coverage feature begins, you may surrender your policy and receive the net account value. All other consequences of surrender apply. SEE SURRENDER, PAGE 31.

The continuation of coverage feature may not be available in all states. If a state has approved this feature, it is automatic and you do not need to take any action to activate it.

The tax consequences of coverage continuing beyond when the insured person reaches age 100 are uncertain. You should consult a tax adviser as to those consequences.


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Strategic Benefit                     25

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POLICY VALUES

ACCOUNT VALUE

Your account value is the total amount you have in the guaranteed interest division, the variable division, and the loan division. Your account value reflects:
     o    net premiums applied;
     o    charges deducted;
     o    withdrawals taken;
     o    investment performance of the variable investment options;
     o    interest earned on the guaranteed interest division; and
     o    interest earned on the loan division.

NET ACCOUNT VALUE

Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any. Your surrender value is the same as your net account value.

DETERMINING THE VALUE IN THE VARIABLE DIVISION

The amounts in the variable division are measured by accumulation units and accumulation unit values. The value of a variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying portfolio. It reflects:
     o    investment income;
     o    realized and unrealized gains and losses; and
     o    investment portfolio expenses.

Each variable investment option has a different accumulation unit value.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. Valuation dates are each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which a corresponding investment portfolio does not value its shares, or any other day as required by law. Each valuation date ends at 4 p.m. Eastern Time. Our customer service center may not be open for business on: New Year's Day, Martin Luther King, Jr.'s birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving, Christmas Day and the day before or after Christmas.

You purchase accumulation units when you allocate premium or make transfers to a variable investment option.This includes transfers from the loan division.

We redeem accumulation units:
     o    when you take a partial withdrawal;
     o when amounts are transferred from a variable investment option (including transfers to the loan division);
     o    for the monthly deductions from your account value;
     o    for policy transaction charges;
     o    when you surrender your policy; and
     o    to pay the death proceeds.

To calculate the number of accumulation units purchased or redeemed we:
     o    divide the dollar amount of your transaction by:
     o the accumulation unit value calculated at the close of business on the valuation date of the transaction.

SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES,
PAGE 26.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value as of the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment option goes up or down depending on investment performance.


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Strategic Benefit                     26

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FOR AMOUNTS IN THE VARIABLE INVESTMENT OPTIONS, THERE IS NO GUARANTEED MINIMUM
CASH VALUE.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that, the accumulation unit value on any valuation date is:
     o the accumulation unit value for the preceding valuation date multiplied by
     o the accumulation experience factor for that variable investment option for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:
     o We take the share value of the underlying portfolio shares in the variable investment option as reported to us by the investment portfolio managers as of the close of business on that valuation date.
     o We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes from this amount.
     o We divide the remaining amount by the value of the shares in the underlying investment portfolio for the variable investment option at the close of business on the previous valuation date.


TRANSFERS OF ACCOUNT VALUE

You may make twelve free transfers among the variable investment options, or the guaranteed interest division, in each policy year. You may not make transfers until after your free look period ends if your state requires a refund of premium during the free look period.

We do not limit your number of transfers, but we charge a $10 fee for each transfer after the first twelve in a policy year. We do not include transfers for automatic rebalancing or dollar cost averaging toward your twelve free transfers. You may not make transfers during the continuation of coverage period. SEE POLICY TRANSACTION FEES, PAGE 39 AND CONTINUATION OF COVERAGE, PAGE 24.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request.The minimum amount you may transfer is $100.

This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in a variable investment option is less than $100 when you make a transfer request, we transfer the entire amount out of that variable investment option.

EXCESSIVE TRADING

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses by causing:
     o    increased trading and transaction costs;
     o    disruption of planned investment strategies;
     o    forced and unplanned portfolio turnover;
     o    lost opportunity costs; and
     o large asset swings that decrease the portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as a market timing service. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios, or to policyowners as a whole.

GUARANTEED INTEREST DIVISION TRANSFERS

Transfers into the guaranteed interest division are not restricted.

You may transfer from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will occur on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective as of the valuation date we receive it. Transfer requests made at any other time will not be processed.




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Transfers from the guaranteed interest division are limited to the largest of:
     o 25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year;
     o the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
     o    $100.


DOLLAR COST AVERAGING

You can elect dollar cost averaging if your policy has at least $10,000 invested in a qualifying source portfolio, either the Liquid Asset Portfolio or the Limited Maturity Bond Portfolio. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of a portfolio's shares is high. It also reduces the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to these investment options each period, you purchase more units when the unit value is low, and you purchase fewer units when the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. Dollar cost averaging begins after the end of your free look period if your state requires a refund of all premium during the free look period.

With dollar cost averaging, you designate either a dollar amount, or a percentage of your account value, for automatic transfer from qualifying source portfolios. Each period, we automatically transfer the amount you select from your chosen source portfolio to one or more other variable investment options. You may not make transfers to or from the guaranteed interest division or the loan division under dollar cost averaging.

The minimum percentage you may transfer to one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly, on your monthly processing date.

We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, your dollar cost averaging source portfolios cannot be included in your automatic rebalancing allocation program.

CHANGING DOLLAR COST AVERAGING

You may change your dollar cost averaging program once per policy year. If you have telephone privileges, you may change the program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 34.

TERMINATING DOLLAR COST AVERAGING

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate if:
     o    you specify a termination date; or
     o    your balance in the source portfolio reaches a dollar amount you set;
          or
     o the amount in the source portfolio is equal to or less than the amount to be transferred. We will transfer the remaining amount and end dollar cost averaging.


AUTOMATIC REBALANCING

Automatic rebalancing is a method of maintaining a consistent approach to investing account value over time, and simplifying the process of asset allocation among your chosen investment options.




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Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms other investment options for that time period.
You may choose automatic rebalancing on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period ends if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter in which we receive your request.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source portfolios for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan division.

CHANGING AUTOMATIC REBALANCING

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 26.

TERMINATING AUTOMATIC REBALANCING

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.


POLICY LOANS

You may borrow from your policy at any time after the first monthly processing date by using your policy as security for a loan, or as otherwise required by law. The amount you borrow (policy loan) is:
     o    the total amount you borrow; plus
     o    loan interest that is capitalized when due; minus
     o    loan repayments you make.

Unless state law requires differently, a new policy loan must be at least $100. The maximum amount you can borrow on any valuation date, unless required differently by state law, is your net account value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan for less than $25,000 by telephone. SEE TELEPHONE PRIVILEGES, PAGE 34.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.

When you take a policy loan, we transfer an amount equal to your policy loan from the specified investment option or proportionately from the variable and the guaranteed interest divisions to the loan division. We follow this same process for loan interest due at your policy anniversary. The loan division is part of our general account, specifically designed to hold collateral for policy loans and interest. We credit the loan division with interest at an annual rate of 3%.

Loan interest charges on your policy loan accrue daily at an annual interest rate of 3.25%. Interest is due in arrears on each policy anniversary. If you do not pay it when it is due, we add it to your policy loan balance.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.


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LOAN REPAYMENT

You may repay your policy loan at any time. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want additional payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your repayment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.

EFFECTS OF A POLICY LOAN

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds or the surrender value payable.

A policy loan may cause your policy to lapse if your account value minus your policy loan balance and accrued loan interest is not enough to cover your monthly deductions. Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 42, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 42.

If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue.


PARTIAL WITHDRAWALS

You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. You make a partial withdrawal when you withdraw part of your net account value. If your request is by telephone, the partial withdrawal must be for an amount less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. SEE TELEPHONE PRIVILEGES, PAGE 34.

You may take only one partial withdrawal per policy year. The minimum partial withdrawal amount is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net account value. If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal. When you take a partial withdrawal, we deduct your withdrawal amount plus a service fee from your account value. SEE CHARGES, PAGE 37.

Partial withdrawals do not reduce the stated death benefit if your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws and if you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 40.

We require a minimum target death benefit to issue your policy. You are not allowed to take a partial withdrawal if it reduces your target death benefit below this minimum. SEE GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS, PAGE 40.

PARTIAL WITHDRAWAL MECHANICS

We will make a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal or, you may select one investment option from which your partial withdrawal will be taken. If you select the guaranteed interest division, however, the amount withdrawn from it may not be more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal transaction.

Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 42, AND




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DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED
ENDOWMENT CONTRACTS, PAGE 42.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 1

If you selected death benefit option 1, no more than fifteen years have passed since your policy date and the insured person is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value, or 5% of your stated death benefit without decreasing your stated death benefit.

Otherwise amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased to satisfy the federal income tax definition of life insurance. If your policy death benefit has been increased to satisfy the federal income tax definition of life insurance then at least part of your partial withdrawal may be made without reducing your stated death benefit.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 2

If you have selected death benefit option 2, a partial withdrawal does not reduce your stated death benefit or target death benefit. However, we reduce the total death benefit by at least the partial withdrawal amount.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 3

If you have selected death benefit option 3 and your partial withdrawal is less than the total of premiums we received minus the total of your prior partial withdrawals, then your stated death benefit will not be reduced. However, your total death benefit will be reduced by at least the amount of your partial withdrawal.

If your partial withdrawal is more than the amount of premiums we received minus the total of your prior partial withdrawals, then a two step process is used:

     1. Your withdrawal of the amount that makes premiums paid minus all partial withdrawals equal to zero is taken; then

     2. The excess withdrawal amount you requested will reduce your stated death benefit if:
          o the excess amount is greater than 10% of your account value after step 1 above; or
          o the excess amount is greater than 5% of your stated death benefit; or
          o    more than 15 years have passed since your policy date; or
          o    the insured person is 81 years of age or older.

STATED DEATH BENEFIT AND TARGET DEATH BENEFIT REDUCTIONS

Generally, we reduce the stated death benefit by the amount of the partial withdrawal. A partial withdrawal may reduce your target death benefit.

LAPSE

Your insurance coverage continues as long as your net account value is enough to pay your deductions each month. If you have an outstanding policy loan, your policy will lapse if the loan plus accrued interest is more than your account value. Thus, during the continuation of coverage period, the policy could lapse if there is an outstanding policy loan even though there are no further monthly deductions.

GRACE PERIOD

Your policy enters a 61-day grace period if, on a monthly processing date your net account value is zero (or less).

We notify you that the policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally is the past due charges, plus the amount that covers your estimated monthly policy and rider deductions for the next two months. If the insured person dies during the grace period, we do pay death proceeds to your beneficiary(ies) with reductions for your policy loan balance, accrued loan interest, and monthly deductions owed.

If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments. We then deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy (and rider) lapse without value. We withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us and inform you that your policy has ended.






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REINSTATEMENT

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and rider within five years of the end of the grace period.

Unless state law requires differently, we will reinstate your policy and rider if:
     o    you are the owner and you have not surrendered your policy;
     o you provide satisfactory evidence that the insured person is still insurable according to our normal rules of underwriting; and
     o we receive enough premium to keep your policy and rider in force from the beginning to the end of the grace period and for two months after the reinstatement date.

Reinstatement is effective as of the monthly processing date following our approval of your reinstatement application. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to your most recent premium allocation instructions which may be those in effect at the start of the grace period.


SURRENDER

You may surrender your policy for its surrender value any time while the insured person is living. You will need to send a written request and your policy or a lost policy form to our customer service center.

We compute your surrender value as of the valuation date we receive your surrender request and policy. All insurance coverage ends on the date we receive your surrender request and policy. SEE POLICY VALUES, PAGE 8 AND SETTLEMENT PROVISIONS, PAGE 35.

We do not pro-rate or add back charges or expenses which we deducted before your surrender to your account value. You may elect to have your surrender value paid as other than one payment. SEE SETTLEMENT PROVISIONS, PAGE 35.

A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 42, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 42.

GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

You have the right to examine your policy and return it (for any reason) to us within the period shown in the policy. The right to examine your policy (also called free look period) starts on the date you receive it. If you return your policy to us within your state's specified time limit, we cancel it as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined by state law. Generally, there are two types of free look refunds:
     o    some states require a return of all premiums received; and
     o others require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund will affect when premium we receive before the end of the free look period is invested into the variable investment options. SEE ALLOCATION OF NET PREMIUMS, PAGE 18.

YOUR POLICY

Some groups under this policy may choose to use a master policy with policy certificates, rather than a series of individual policies.

The contract between you and us is the combination of:
othe policy (or certificate);
     o a copy of your original application and any applications for benefit increases or decreases;
     o    the adjustable term insurance rider;


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     o    endorsements;
     o    schedule pages; and
     o    reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or another officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

GUARANTEED ISSUE

We offer this policy only on a guaranteed issue basis, up to a preset face amount with evidence of insurability.

AGE

We issue your policy at the insured person's age (stated in your policy schedule) based on the nearest birth date to the policy date. We determine the insured person's age at any given time by adding the number of completed policy years to the age calculated at issue. At issue, the insured person must be no less than age 15 and no more than age 85.

OWNERSHIP

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. This includes the right to change the owner, beneficiaries, or method designated to pay proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy, and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)

You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives the insured person receives the death proceeds. Other surviving beneficiaries receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives the insured person, they share the death proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you or to your estate, as owner.

You may name a new beneficiary(ies) during the insured person's lifetime. We pay death proceeds to the beneficiary(ies) whom you have most recently named and whom we have on record. We do not make payments to multiple sets of beneficiaries.

COLLATERAL ASSIGNMENT

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY

After your policy has been in force and the insured person is alive for two years from your policy date, and from the effective date of any new segment or an increase in any other benefit, we will not question the validity of statements in your applicable application.


MISSTATEMENTS OF AGE OR GENDER

If the insured person's age or gender has been misstated, we adjust the death benefit. We adjust it to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the insured person's death, or as required by state law.

If unisex cost of insurance rates apply, we do not make adjustments for a misstatement of gender.


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SUICIDE

If the insured person commits suicide, while sane or insane within two years of your policy date, unless otherwise required by state law, we limit the death benefit to:

     1.   the total of all premium payments we receive to the time of death;
          minus

     2.   the outstanding policy loan balance and accrued loan interest; minus

     3.   partial withdrawals taken.

If the person insured under the policy changed, and the new insured person dies by suicide within two years of the change date, we limit the death benefit to:

     1.   your net account value as of the change date; plus

     2.   the premiums we received since the change; minus

     3. increases in the policy loan balance, accrued loan interest, and partial withdrawals since the change date.

We make a limited payment to the beneficiary(ies) for a new segment or other increase if the insured person commits suicide, while sane or insane within two years of the effective date of a new segment, or within two years of an increase in any other benefit, unless otherwise required by state law. The limited payment is equal to the cost of insurance and monthly expense charges which were deducted for the increase.

TRANSACTION PROCESSING

Generally, within seven days of when we receive all information required to process a payment, we pay:
     o    death proceeds;
     o    surrender value;
     o    partial withdrawals; and
     o    loan proceeds.

We may delay processing these transactions if:
     o    the NYSE is closed for trading;
     o    trading on the NYSE is restricted by the SEC;
     o there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of a variable investment option's assets; or
     o a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.

We determine death proceeds as of the date of the insured person's death.The death proceeds are not affected by subsequent changes in the value of the variable investment options. We pay interest at our stated rate (or at a higher rate if required by law) from the insured person's date of death to the date of payment.

We may delay payment from our guaranteed interest division for up to six months, unless state law requires otherwise, of:
     o    surrender proceeds;
     o    withdrawal amounts; or
     o    loan amounts.

If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your request.

NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive any election, designation, change, assignment or request in writing from the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record your notice. We may require you to return your policy for certain policy changes or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the deceased insured person's death, we may require proof of the deceased insured person's age, and a certified copy of the death certificate.


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The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records from doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES

Telephone privileges are automatically provided to you and your agent/registered representative unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative to call our customer service center to:
     o    make transfers;
     o    change premium allocations;
     o    change your dollar cost averaging and automatic rebalancing programs;
     o    request partial withdrawals; or
     o    request a policy loan.

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:
     o    requiring personal identification;
     o    providing written confirmation of transactions; and
     o    tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Security Life.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for our policies is ING America Equities, Inc.ING America Equities, Inc. is a wholly owned subsidiary of Security Life.It is registered as a broker-dealer with the SEC and the NASD.We pay ING America Equities, Inc. under a distribution agreement.

We sell this policy exclusively through insurance licensed registered representatives of certain unaffiliated broker-dealers including Merrill Lynch, Pierce Fenner & Smith Incorporated.

These broker-dealers have entered into selling agreements with us. Under the selling agreement, we pay a distribution allowance to the broker-dealer, who pays commissions to the agent/registered representative who sells the policy. During the first policy or segment year, the distribution allowance is 5% of the premium we receive up to the target premium. There is no distribution allowance paid on premium received above target in the first policy or segment year or on any premium received after the first policy or segment year.

In addition, we make annual renewal payments to the broker-dealer based on a percentage of each policy's net account value. These payments are 1.00% in policy years one through ten, 0.75% in policy years eleven through twenty, and 0.20% in all later years.

We also pay wholesaler fees and training allowances.

We pay all distribution and other allowances from our resources which includes sales charges deducted from premiums.

ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to promote this product, including:
     o articles on variable life insurance and other information published in business or financial publications;
     o    indices or rankings of investment securities; and
     o comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options. Past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

SETTLEMENT PROVISIONS

You may take your surrender value in other than one payment. Likewise, you may elect to have the beneficiary(ies) receive the death proceeds other than in one


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Strategic Benefit                     35
payment, if you make this election during the insured person's lifetime. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of the insured person's death.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently periodic payment must be at least $20 and the total proceeds must be $2,000 or more.

Option I: Payouts for a Designated Period

Option II:  Life Income with Payouts Guaranteed for a Designated Period

Option III: Hold at Interest

Option IV:  Payouts of a Designated Amount

Option V: Other:options we offer at the time we pay the benefit.


ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the variable investment option's assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus, or issues requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your instructions.

Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by- portfolio vote are changes in the fundamental investment policy of a particular investment portfolio or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions in the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations, or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to those in which you have invested assets as of the record date set by the investment portfolio's Board for the meeting. We determine the number of investment portfolio shares in each variable investment option for your policy by dividing your account value in that option by the net asset value of one share of the matching investment portfolio.

MATERIAL CONFLICTS

We are required to track events to identify material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Security Life, and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
     o    state insurance law or federal income tax law changes;
     o    investment management of an investment portfolio changes; or
     o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or between certain classes of owners, and these retirement plans or participants in these retirement plans.


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







If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable division. We cast votes credited to amounts in the variable division, but not credited to policies, in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:
     o    change the investment objective;
     o offer additional variable investment options which will invest in portfolios we find appropriate;
     o    eliminate variable investment options;
     o    combine two or more variable investment options;
     o substitute a new investment portfolio for an existing portfolio.A substitution may become necessary if, in our judgment:
          a)   a portfolio no longer suits the purposes of this policy;
          b)   there is a change in laws or regulations;
          c) there is a change in a portfolio's investment objectives or restrictions;
          d)   the portfolio is no longer available for investment; or
          e)   there is another reason we deem a substitution is appropriate;
     o    transfer assets related to your policy to another separate account;
     o    withdraw the separate account from registration under the 1940 Act;
     o operate the separate account as a management investment company under the 1940 Act;
     o cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios;
     o    stop selling these policies;
     o end an employer or plan trustee agreement with us under the agreement's terms;
     o    limit or eliminate voting rights for the separate account; or
     o    make changes required by the 1940 Act, or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option, or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
     o your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
     o    your account value;
     o    your policy loan, if any, plus accrued interest;
     o    your surrender value;
     o    information about the variable investment options; and
     o your account transactions during the policy year showing net premiums, transfers, deductions, loan amounts and withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio, to you.

We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES AND DEDUCTIONS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefit. For example, the sales charges may not cover all of our sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.


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DEDUCTIONS FROM PREMIUMS

We treat payments we receive as premium payments if the insured person is not yet age 100 and you do not have an outstanding policy loan. After we deduct certain expenses from your payment, we add the remaining net premium to your policy.

INITIAL SALES CHARGE AND DEFERRED SALES CHARGE

We deduct charges based on the amount of premium we receive each year your policy or segment is in effect. The sales charge (and deferred sales charge) helps cover our costs of distribution, preparing sales literature, promotion expenses and other direct and indirect expenses to sell the policy.

During the first policy or segment year, we do not deduct an initial sales charge from your premium payments. However, these payments will be used to calculate the deferred sales charge which is deducted at the beginning of policy or segment years two through eight. The amount of this annual deduction is 1.75% of premium paid during policy or segment year one, up to your policy's target premium (in your policy schedule pages), plus 1.60% of premium paid during policy or segment year one in excess of target. This deferred sales charge deduction ends after policy or segment year eight. Thus, first policy or segment year premiums, up to target, are subject to the highest rate of sales charge, equivalent to 12.25% over seven years (1.75% per year times 7 years).

During your second policy or segment year, and in each year thereafter, we deduct 0.5% of all premium payments we receive before we apply the premium to your policy. This deduction is the policy initial sales charge. Premium payments from which we deduct a sales charge are not subject to the deferred sales charge.


                SALES CHARGES
                    AS A
PREMIUM         PERCENTAGE OF
 PAID              PREMIUM              WHEN DEDUCTED

policy/segment      1.75%*              beginning of
year 1 up to                            policy/segment
target                                  years 2 - 8

policy/segment       1.6%*              beginning of
year 1 in                               policy/segment
excess of                               years 2 - 8
target

policy/segment       0.5%               upon receipt of
years 2+                                payment


* THESE ARE THE PERCENTAGES USED TO DETERMINE THE ANNUAL DEDUCTION. ONCE DETERMINED, THE ANNUAL DEDUCTION IS MADE ONCE EACH YEAR FOR SEVEN YEARS.

                              SALES CHARGE EXAMPLE
                    (BASED ON TWO YEARS OF PREMIUM PAYMENTS)

Assume a policy has a target premium of $8,000. Premium payments of $10,000 are made in each of the first two years and there has been no change in death benefit.

The $10,000 premium payment for the first year incurs an annual deferred sales charge of $172 deducted in years two through eight:
   1.75% of premium up to target plus 1.6% of premium payments over target [.0175 x $8,000 + (.016 x $2,000) = $172].

The deferred sales charge deduction is made on the monthly processing date at the policy (or segment) anniversary.

The $10,000 premium payment for the second year incurs a sales charge of $50 when it is received:
   0.5% of all premium [.005 x $10,000 = $50].


  Deducted       Deferred Sales          Sales Charge
During Policy    Charge on First        on Second Year
 or Segment       Year Premium             Premium
   Year            Of $10,000             Of $10,000

    1                  $0                    $0
    2                 $172                  $50
    3                 $172                   $0
    4                 $172                   $0
    5                 $172                   $0
    6                 $172                   $0
    7                 $172                   $0
    8                 $172                   $0
    9                  $0                    $0

TAX CHARGES

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0% to 5%. In the first policy





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Strategic Benefit                     38
or segment year, we deduct 2.5% of each premium payment up to target premium to cover these taxes. In subsequent years, we deduct 2.5% of all premium payments. This charge approximates the average tax rate we expect to pay.

To cover our estimated costs for the federal income tax treatment of deferred acquisition costs, we deduct 1.5% of each premium payment up to target premium in the first policy or segment year. In subsequent years, we deduct 1.5% of all premiums. This cost is determined solely by a portion of the amount of life insurance premiums we receive.

We reserve the right to increase or decrease this charge for state and local taxes if there are changes in the tax law, within limits set by state law. We also reserve the right to increase or decrease the charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.

MONTHLY DEDUCTIONS FROM ACCOUNT VALUE

We deduct charges from your account value on each monthly processing date.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a charge each month for the mortality and expense risks we assume. The mortality risk we assume is that insured people, as a group, may live less time than we estimated. We assume risk that expenses we incur in issuing and administering the policies and in operating the variable investment options are greater than the amount we estimated when we set these charges.

This charge is based on the length of time your policy has been in effect and the amount you have in the variable investment options on the monthly processing date.

PERCENT OF VARIABLE DIVISION ACCOUNT VALUE


                MONTHLY                EQUIVALENT
 POLICY YEAR    CHARGE                 ANNUAL RATE

  1 - 10        0.07083%                0.85%
 11 - 20        0.05000%                0.60%
   21+          0.00417%                0.05%

MONTHLY ADMINISTRATIVE CHARGE

We deduct an administrative charge of $12 per month for the first policy year and $6 per month for each policy year beyond that. The monthly administrative charge is designed to compensate us for ongoing costs such as:
     o    premium billing and collections;
     o    claim processing;
     o    policy transactions;
     o    record keeping;
     o    reporting and communications with policy owners; and
     o    other expenses and overhead.

COST OF INSURANCE CHARGE

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that could be more than your account value.

The cost of insurance rates may depend on the characteristics of the group of insured people, such as ages, risk class, size of the group and the total premium the group pays.

The cost of insurance charge is our current monthly cost of insurance rate times the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy charges due on that date, other than cost of insurance charges.

If your base death benefit at the beginning of a month increases (as a requirement of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Because your target death benefit did not change, the net amount at risk for your adjustable term insurance rider decreases. The amount of your cost of insurance charge varies from month to month as a result of changes in your net amount at risk, changes in the death benefit and the increasing age of the insured person. We allocate the net amount at risk to all segments in the same proportion that each segment has to the total stated death benefit for all coverage as of the monthly processing date.

We apply unisex rates where appropriate under the law. This currently includes the State of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.


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Strategic Benefit                     39

Separate cost of insurance rates apply to each segment of the base death benefit and your adjustable term insurance rider.

Your cost of insurance rates may change from time to time however, they are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates for base coverage are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and each new segment will be printed in your schedule pages. This type of group policy may result in higher cost of insurance charges than those that would apply if the policy were on an individual basis.

POLICY TRANSACTION FEES

We charge fees for certain transactions you may make under your policy. We deduct these fees from the variable and the guaranteed interest divisions in the same proportion that your account value in each division has to your net account value immediately after the transaction.

PARTIAL WITHDRAWALS

To cover our costs, we deduct a service fee of up to $25 from your account value for each partial withdrawal you take. SEE PARTIAL WITHDRAWALS, PAGE 29.

TRANSFERS

There is a $10 fee for each additional transfer over twelve per policy year to cover our costs. If you include multiple transfers in one request, it counts as one transfer. There is no transfer fee if you are exercising the right to exchange in your policy. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 26, AND RIGHT TO EXCHANGE POLICY, PAGE 24.

ILLUSTRATIONS

The first policy illustration you request in a policy year is free. After that, we charge a fee of up to $25 for each additional policy illustration.

PREMIUM ALLOCATION CHANGE

You may make five free premium allocation changes per policy year. After five, we charge you $25 for each additional premium allocation change. If you change your designated withdrawal investment option, we consider it a premium allocation charge for which there may be a charge. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 38.

CONTINUATION OF COVERAGE ADMINISTRATIVE FEE

When the insured person reaches age 100, if your policy has not been surrendered, the continuation of coverage period begins. We charge a one-time administrative fee of $200. We then no longer charge you monthly charges. This charge compensates us for maintaining and servicing your policy until the death of the insured person.

      DIVISIONS FROM WHICH WE DEDUCT CHARGES, LOANS AND PARTIAL WITHDRAWALS


        MONTHLY CHARGES: COST OF
           INSURANCE CHARGES,
        ADMINISTRATIVE FEES AND
          ANNUAL DEDUCTION OF                    POLICY                                  LOANS AND
         DEFERRED SALES CHARGE               TRANSACTION FEES                       PARTIAL WITHDRAWALS

CHOICE  May choose designated           Proportionally among variable           May choose any investment
        deduction option, including     and guaranteed interest divisions       option or combination of
        guaranteed interest division                                            investment options, subject to
                                                                                requirements

DEFAULT Proportionally among variable   Proportionally among variable           Proportionally among variable
        and guaranteed interest         and guaranteed interest divisions       and guaranteed interest divisions
        divisions







--------------------------------------------------------------------------------
Strategic Benefit                     40

OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. So, no charge is made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.


GROUP OR SPONSORED ARRANGEMENTS
OR CORPORATE PURCHASERS

Only groups of individuals, corporations or other institutions may purchase this policy. These group arrangements include those in which there is a trustee, an employer or an association. The group may either purchase policies covering a group of individuals or endorse a policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

Based on the group underwriting, we may reduce or waive the:
     o    administrative charge;
     o    minimum target death benefit;
     o    target premium;
     o    sales charges;
     o    cost of insurance charges; or
     o    other charges normally assessed.

We can reduce or waive these items due to expected economies based on the characteristics of the group. Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors which we take into account when we reduce charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

We will not be unfairly discriminatory in the variation in the administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Internal Revenue Code Section 7702. However, there is very little guidance, as to how these requirements are to be applied. Nevertheless, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

Specifically this policy must meet the requirements of the "cash value accumulation test" as specified in Code Section 7702.

Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age and sex at any point in time, multiplied by the account value. SEE APPENDIX A, PAGE 62, FOR A TABLE OF THE CASH VALUE ACCUMULATION TEST FACTORS.

We will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as


--------------------------------------------------------------------------------
Strategic Benefit                     41
a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. SEE TAX TREATMENT OF POLICY DEATH BENEFITS, PAGE 41.


DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from, those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy cash value until there is a distribution. When distributions from a policy occur, or when a loan is taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.





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Strategic Benefit                     42

MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:
     o All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.
     o Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.
     o A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy other than a policy loan, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a low cost loan such as the loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.


SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy, or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.





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Strategic Benefit                     43

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments, or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:
     o    make changes to your policy or its riders; or
     o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

The tax law limits the mortality charge used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges used in the calculation if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

OTHER

Policy owners may use our policies in various arrangements, including:
     o    qualified plans;
     o    non-qualified deferred compensation or salary continuance plans;
     o    split dollar insurance plans;
     o    executive bonus plans;
     o    retiree medical benefit plans; and
     o    other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL, AND OTHER TAX CONSIDERATIONS.




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Strategic Benefit                     44

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES, AND ACCUMULATED PREMIUMS
                          [TO BE UPDATED BY AMENDMENT]

The following tables are intended to show how the policy works including how benefits and values can vary over time. Each table compares these values with total premiums we receive with interest. The policies illustrated use the following assumptions:



                            Death     Stated         Scheduled      Target
             Smoker*        Benefit   Death          Annual         Death
Gender  Age  Status         Option    Benefit        Premium        Benefit

 Male   35   Non-smoker       1       $________      $________      $________
 Male   35   Non-smoker       1       $________      $________      $________
 Male   45   Non-smoker       1       $________      $________      $________
 Male   45   Non-smoker       1       $________      $________      $________
 Male   55   Non-smoker       1       $________      $________      $________
 Male   55   Non-smoker       1       $________      $________      $________

* "Smoker" includes the use of cigarettes, cigars, pipes, chewing tobacco, nicotine chewing gum or patch, snuff or any other tobacco or nicotine-based product.

The tables show how death benefits, account values, and surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable divisions had constant hypothetical gross annual investment returns of 0%, 6%, or 12% over the periods indicated in each table. Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used female, unisex or smoker rates.

We illustrate premium payments as if they were made at the beginning of the year. The third column of each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually. These illustrations assume there are no policy loans.

The net investment return on your policy is lower than the gross investment return on the variable division as a result of the portfolio charge for management fees and portfolio expenses. We show the effect of the net investment return in the amounts for death benefits, account values and surrender values.

The tables reflect annual investment management fees of X.XX% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1999. We assume other portfolio expenses at the rate of X.XX% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1999, after expense reimbursements or waivers by investment portfolio managers have been made. The average of all portfolios' total expenses is X.XX%.

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after expense reimbursements or waivers by the portfolio's investment manager. Absent such expense reimbursements or waivers, the total average investment management fees, average other portfolio expenses and the average of all portfolios' total expenses used in the illustrations would have been higher (X.XX%, X.XX% and X.XX%, respectively). The tables assume that the current expense reimbursement arrangements will continue.


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Strategic Benefit                     45

However, they may not continue through 2000.

The effect of these portfolio charges and expenses results in a net rate of return of:
     o    X.XX% on a 0% gross rate of return;
     o    X.XX% on a 6% gross rate of return; and
     o    X.XX% on a 12% gross rate of return.

The tables assume that charges have been deducted including deductions from premiums, cost of insurance rider charges, monthly deductions and annual deferred sales charge, mortality and expense risk charge, administrative and sales charges. The tables show charges at our current rates. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 38. The tables reflect that we do not currently charge against the separate account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values, and surrender values.

This Strategic Benefit policy is issued only to groups. For this policy, we generally deliver an illustration which shows a single life scheduled premium and risk class representative of the particular group covered by this policy. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value. However, if we are asked to do so, we will provide personal illustrations based on:
     o    each insured person's age and gender;
     o    standard premium class assumptions;
     o    initial stated death benefit;
     o    the chosen death benefit option;
     o    scheduled premiums consistent with the policy form; and
     o    special features elected on each policy.




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Strategic Benefit                     46

PROSPECT: INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $XXX,XXX                            DEATH BENEFIT OPTION 1
                                                          ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65


The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


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Strategic Benefit                     47

PROSPECT: INSURED PERSON'S NAME
MALE 35 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $XXX,XXX                            DEATH BENEFIT OPTION 1
                                                          ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     48

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$XXX,XXX                             DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:$XXX,XXX                    ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     49

PROSPECT: INSURED PERSON'S NAME
MALE 35 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $XXX,XXX                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER: $XXX,XXX                   ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     50

PROSPECT: INSURED PERSON'S NAME
MALE 45 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$XXX,XXX                             DEATH BENEFIT OPTION 1
                                                          ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     51

PROSPECT:INSURED PERSON'S NAME
MALE 45 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $XXX,XXX                            DEATH BENEFIT OPTION 1
                                                          ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     52

PROSPECT: INSURED PERSON'S NAME
MALE 45 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$XX,XXX                              DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:$XX,XXX                     ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     53

PROSPECT:INSURED PERSON'S NAME
MALE 45 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$XX,XXX                              DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:$XX,XXX                     ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     54

PROSPECT:INSURED PERSON'S NAME
MALE 55 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$XXX,XXX                             DEATH BENEFIT OPTION 1
                                                          ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     55

PROSPECT: INSURED PERSON'S NAME
MALE 55 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$XXX,XXX                             DEATH BENEFIT OPTION 1
                                                          ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     56

PROSPECT:INSURED PERSON'S NAME
MALE 55 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$XX,XXX                              DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:$XX,XXX                     ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     57

PROSPECT: INSURED PERSON'S NAME
MALE 55 NON-SMOKER                              PRESENTED BY:

                                 SECURITY LIFE
                    STRATEGIC BENEFIT VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$XX,XXX                              DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:$XX,XXX                     ANNUAL PREMIUM:$XX,XXX
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:



                                  -----0.00%-----               -----12.00%-----                -----6.00%-----
                PREMIUM                CASH                           CASH                           CASH
              ACCUMULATED    ACCOUNT   SURR     DEATH      ACCOUNT    SURR     DEATH      ACCOUNT    SURR     DEATH
YEAR PREMIUMS    AT 5%       VALUE     VALUE    BENEFIT    VALUE      VALUE    BENEFIT    VALUE      VALUE    BENEFIT

     1
     2
     3
     4
     5
     6
     7
     8
     9
     10
     15
     20
     25
     30

 AGE 65

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.


--------------------------------------------------------------------------------
Strategic Benefit                     58

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Security Life's address and the business address of each director and principal officer named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal              Position and Offices with Security Life of
Business and Address            Denver

Stephen M. Christopher          Chairman, President and Chief Executive Officer

Jess A. Skriletz                Chief Executive Officer and General Manager, ING
                                Reinsurance and ING Institutional Markets

Michael W. Cunningham*          Director, Executive Vice President

Mark A. Tullis*                 Director

P. Randall Lowery*              Director

Thomas F. Conroy                President, ING Reinsurance International

Gregory G. McGreevey            President, ING Institutional Markets

Jerome J. Cwiok*                Executive Vice President and Chief Operating
                                Officer

James L. Livingston, Jr.        Executive Vice President and Chief Actuary

Jeffrey R. Messner              Executive Vice President and Chief Marketing
                                Officer

John R. Barmeyer*               Senior Vice President, Chief Legal Officer

Wayne D. Bidelman               Senior Vice President, CCRC

Arnold A. Dicke                 Senior Vice President, Chief Actuary, ING
                                Reinsurance

Charles LeDoyen**               Senior Vice President, Structured Settlements

Terry L. Morrison               Senior Vice President, New Business Operations

Jeffery W. Seel*                Senior Vice President, Chief Investment Officer

Mark A. Smith                   Senior Vice President, Insurance Services

Lawrence D. Taylor              Senior Vice President, Product Management

William D. Tyler*               Senior Vice President, Chief Information Officer

Gary W. Waggoner                Vice President, General Counsel and Corporate
                                Secretary



--------------------------------------------------------------------------------
Strategic Benefit                     59

REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Security Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.


EXPERTS

[TO BE UPDATED BY AMENDMENT]

Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President and Chief Actuary of Security Life.His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.



--------------------------------------------------------------------------------
Strategic Benefit                     60

[FINANCIAL STATEMENTS TO BE FILED BY SUBSEQUENT AMENDMENT]













--------------------------------------------------------------------------------
Strategic Benefit                     61

                                   APPENDIX A

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY

             Male                                        Male                                        Male
Attained   or Unisex                 Unisex  Attained  or Unisex                 Unisex  Attained  or Unisex                  Unisex
  Age        100/0     Female        80/20     Age       100/0      Female       80/20     Age       100/0        Female      80/20

    0       11.727      14.234       12.149
    1       11.785      14.209       12.194    34       4.188       4.902        4.314     67        1.617        1.815        1.657
    2       11.458      13.815       11.857    35       4.052       4.742        4.173     68        1.583        1.769        1.620
    3       11.128      13.417       11.515    36       3.920       4.586        4.037     69        1.550        1.724        1.585
    4       10.803      13.023       11.178    37       3.793       4.437        3.906     70        1.518        1.681        1.552
    5       10.481      12.635       10.845    38       3.670       4.293        3.780     71        1.488        1.639        1.520
    6       10.161      12.253       10.514    39       3.553       4.154        3.658     72        1.459        1.599        1.489
    7       9.8441       1.875       10.187    40       3.439       4.021        3.541     73        1.432        1.560        1.460
    8       9.5301       1.505        9.863    41       3.330       3.894        3.429     74        1.406        1.524        1.433
    9       9.2211       1.141        9.545    42       3.226       3.771        3.322     75        1.382        1.490        1.407
   10       8.9181       0.784        9.233    43       3.125       3.654        3.218     76        1.359        1.457        1.383
   11       8.6231       0.436        8.928    44       3.028       3.541        3.119     77        1.338        1.427        1.360
   12       8.3381       0.098        8.634    45       2.936       3.432        3.023     78        1.318        1.398        1.338
   13        8.066       9.771        8.353    46       2.846       3.328        2.931     79        1.299        1.371        1.318
   14        7.808       9.455        8.085    47       2.761       3.227        2.843     80        1.281        1.345        1.298
   15        7.564       9.150        7.831    48       2.678       3.129        2.758     81        1.264        1.321        1.280
   16        7.335       8.857        7.592    49       2.599       3.035        2.676     82        1.248        1.298        1.262
   17        7.118       8.575        7.364    50       2.522       2.945        2.597     83        1.233        1.277        1.245
   18        6.911       8.302        7.148    51       2.449       2.858        2.522     84        1.218        1.257        1.230
   19        6.713       8.038        6.939    52       2.378       2.774        2.449     85        1.205        1.238        1.215
   20        6.521       7.782        6.737    53       2.311       2.693        2.379     86        1.193        1.221        1.202
   21        6.334       7.534        6.540    54       2.246       2.615        2.312     87        1.181        1.205        1.189
   22        6.150       7.293        6.347    55       2.184       2.540        2.248     88        1.171        1.190        1.177
   23        5.969       7.059        6.158    56       2.125       2.468        2.187     89        1.160        1.176        1.166
   24        5.791       6.831        5.971    57       2.068       2.398        2.128     90        1.151        1.163        1.155
   25        5.615       6.611        5.788    58       2.014       2.330        2.071     91        1.141        1.150        1.144
   26        5.441       6.396        5.608    59       1.962       2.265        2.017     92        1.131        1.137        1.133
   27        5.271       6.188        5.431    60       1.912       2.201        1.965     93        1.120        1.125        1.122
   28        5.104       5.986        5.258    61       1.864       2.139        1.915     94        1.109        1.112        1.110
   29        4.940       5.791        5.089    62       1.818       2.079        1.867     95        1.097        1.098        1.097
   30        4.781       5.601        4.925    63       1.774       2.022        1.821     96        1.083        1.084        1.084
   31        4.626       5.418        4.765    64       1.732       1.967        1.777     97        1.069        1.069        1.069
   32        4.476       5.241        4.610    65       1.692       1.914        1.735     98        1.054        1.054        1.054
   33        4.330       5.069        4.459    66       1.654       1.863        1.695     99        1.040        1.040        1.040
   100       1.000       1.000        1.000



--------------------------------------------------------------------------------
Strategic Benefit                     62

                                   APPENDIX B

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $X,XXX annual premium, received at the beginning of each year, for a hypothetical policy with a $XXX,XXX face amount death benefit Option 1, issued on a nonsmoker male, age 45. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES, PAGE 37. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 45.

Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.


                     [TO BE UPDATED BY SUBSEQUENT AMENDMENT]



--------------------------------------------------------------------------------
Strategic Benefit                     63





                                     PART II


                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                      UNDERTAKING REGARDING INDEMNIFICATION

Please refer to the Articles of Incorporation listed as Exhibits 1.A(6)(a) and 1.A(6)(b-g) and the By-Laws listed as Exhibits 1.A(6)(h) and 1.A(6)(h)(i).

Security Life of Denver's (the "corporation") Certificate of Incorporation and bylaws provide that the corporation shall have every power and duty of indemnification of directors, officers, employees and agents, without limitation, provided by the laws of the state of Colorado. Under Colorado law, the corporation has the power to indemnify such persons against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, if such person acted in good faith and in a manner which that person reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of actions by or in the right of the corporation, such indemnification cannot be made where such person is adjudged liable to the corporation, except pursuant to a court order. The corporation is required to indemnify directors, officers, employees and agents against expense actually and reasonably incurred in connection with actions where such persons have been successful on the merits or otherwise in defense of such actions.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the securities and Exchange commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling preceding, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


  UNDERTAKING REQUIRED BY SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF
                                1940, AS AMENDED

Security Life of Denver Insurance Company represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                       Contents of Registration Statement

This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference table.


--------------------------------------------------------------------------------

Corporate Benefits                   II - 1

    The prospectuses.
             Corporate Benefits
             Strategic Benefit

    The undertaking to file reports.

    The undertaking regarding indemnification.

    The undertaking required by Section 26(e)2(A) of the Investment Company Act of 1940, as amended.

    The signatures.

    Written consents of the following persons:
        James L. Livingston, Jr. (See Exhibit 6B). [To be Filed by Amendment.] Ernst & Young, L.L.P. (See Exhibit 7A). [To be Filed by Amendment.] Sutherland Asbill & Brennan LLP (See Exhibit 7B). [To be Filed by Amendment.]


     The following exhibits:

1.A  (1) Resolution of the Executive Committee of the Board of Directors of
         Security Life of Denver Insurance Company ("Security Life of Denver") authorizing the establishment of the Registrant./1/

     (2) Not Applicable.

     (3) (a)  Security Life of Denver Distribution Agreement./1/
              (i) Amendment to Security Life of Denver Insurance Company Distribution Agreement./6/
              (ii) Amendment to Security Life of Denver Insurance Company Distribution Agreement./9/
         (b) Amendment to Broker/Dealer Supervisory and Selling Agreement for Variable Contracts with Compensation Schedule.
              (i) Compensation Schedule to Selling Agreement with Merrill Lynch (Strategic Benefit).
         (c)  Commission Schedule for Policies (Corporate Benefits)
              (i)    Commission Schedule for Policies (Strategic Benefit).

     (4) Not Applicable.

     (5) (a) Specimen Corporate Benefits Variable Universal Life Insurance Policy (Form No. 2505(VUL)-3/00)./7/
              (i) Strategic Benefit Variable Universal Life Insurance Policy (Form No. 2507(VUL)-5/00).
         (b)  Adjustable Term Insurance Rider (Form No. R2006-3/00)./5/
         (c)  Certificate of Insurance./5/

     (6) (a) Security Life of Denver's Restated Articles of Incorporation./1/ (b-g) Amendments to Articles of Incorporation through June 12, 1987./1/
         (h)  Security Life of Denver's By-Laws./1/
              (i) Bylaws of Security Life of Denver Insurance Company (Restated with Amendments through September 30, 1997)./2/

     (7) Not Applicable.

     (8) (a)  Participation Agreements
              (i) Participation Agreement by and among AIM Variable Insurance Funds, Inc., Life Insurance Company, on Behalf of Itself and its Separate Accounts and Name of Underwriter of Variable Contracts and Policies./3/

--------------------------------------------------------------------------------

Corporate Benefits                   II - 2

              (ii) Sales Agreement by and among The Alger American Fund, Fred Alger Management, Inc., and Security Life of Denver Insurance Company./1/
              (iii) Sales Agreement by and among Neuberger & Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, and Security Life of Denver Insurance Company./1/
              (iv) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company./1/
              (v) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Life of Denver Insurance Company./1/
              (vi) Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and Security Life of Denver Insurance Company./1/
              (vii) Participation Agreement between Van Eck Investment Trust and the Trust's investment adviser, Van Eck Associates Corporation, and Security Life of Denver Insurance Company./1/
              (viii) Specimen Participation Agreement among Security Life of
                     Denver Insurance Company, The GCG Trust and Directed Services, Inc./7/
              (ix) Specimen Fund Participation Agreement between Merrill Lynch Variable Series Funds, Inc. and Security Life of Denver Insurance Company.

         (b)  (i)    First Amendment to Fund Participation Agreement between
                     Security Life of Denver, Van Eck Investment Trust and Van
                     Eck Associates Corporation. /3/
              (ii)   Second Amendment to Fund Participation Agreement between
                     Security Life of Denver, Van Eck Worldwide Insurance Trust and Van Eck Associates Corporation. /3/
              (iii)  Assignment and Modification Agreement between Neuberger &
                     Berman Advisers Management Trust, Neuberger & Berman
                     Management Incorporated, Neuberger & Berman Advisers
                     Management Trust, Advisers Managers Trust and Security Life of Denver Insurance Company. /3/
              (iv)   First Amendment to Participation Agreement by and among The
                     Alger American Fund, Fred Alger Management, Inc., Security
                     Life of Denver Insurance Company./1/
              (v)    First Amendment to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation and Security Life of Denver Insurance Company./1/
              (vi)   Second Amendment to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation
                     and Security Life of Denver Insurance Company./1/
              (vii)  First Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./1/
              (viii) Second Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./1/
              (ix)   First Amendment to Participation Agreement among Security
                     Life of Denver Insurance Company, INVESCO Variable
                     Investment Funds, Inc. and INVESCO Funds Group, Inc./1/
              (x)    Third Amendment to Participation Agreement among Security
                     Life of Denver Insurance Company, INVESCO Variable
                     Investment Funds, Inc. and INVESCO Funds Group, Inc./4/
              (xi)   Fourth Amendment to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation
                     and Security Life of Denver Insurance Company./4/
              (xii)  Fourth Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./4/
              (xiii) Amendment No. 2 to Participation Agreement among AIM
                     Variable Insurance Funds, Inc., Security Life of Denver
                     Insurance Company and ING America Equities, Inc./4/

--------------------------------------------------------------------------------

Corporate Benefits                   II - 3

              (xiv) Fourth Amendment to Participation Agreement among Security Life of Denver Insurance Company, INVESCO Variable Investment Funds, Inc. and INVESCO Funds Group, Inc./6/
              (xv) Amendment No. 3 to Participation Agreement among AIM Variable Insurance Funds, Inc., Security Life of Denver Insurance Company and ING America Equities, Inc./6/
              (xvi) Fifth Amendment to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation
                     and Security Life of Denver Insurance Company./6/
              (xvii) Fifth Amendment to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and Security Life of Denver Insurance
                     Company./6/

         (c)  (i)    Service Agreement between Fred Alger Management, Inc. and
                     Security Life of Denver Insurance Company./1/
              (ii)   Expense Allocation Agreement between A I M Advisors, Inc.,
                     AIM Distributors, Inc. and Security Life of Denver./9/
              (iii)  Service Agreement between INVESCO Funds Group, Inc. and
                     Security Life of Denver Insurance Company./9/
              (iv)   Service Agreement between Neuberger & Berman Management
                     Incorporated and Security Life of Denver Insurance
                     Company./9/
              (v)    Service Agreement between Fidelity Investments
                     Institutional Operations Company, Inc. and Security Life of
                     Denver Insurance Company./9/
              (vi)   Side Letter between Van Eck Worldwide Insurance Trust and
                     Security Life of Denver./9/
              (vii)  Specimen Administrative Services Agreement among Security
                     Life of Denver Insurance Company and Merrill Lynch Asset
                     Management, L.P.


         (9)  Not Applicable.

         (10) Specimen Guaranteed Issue Variable Life Insurance Application with Guaranteed Issue Binding Limited Life Insurance Coverage Form (Form Nos. Q2009-11/97 and Q-1112 B-6/98).

2.    Included as Exhibit 1.A(5) above.

3.A Opinion and consent of Gary W. Waggoner as to securities being registered./5/

4.    Not Applicable.

5.    Not Applicable.

6.A   Opinion and consent of James L. Livingston, Jr. [To be Filed by
      Amendment.]

7.A   Consent of Ernst & Young L.L.P. [To be Filed by Amendment.]
  B   Consent of Sutherland Asbill & Brennan LLP. [To be Filed by Amendment.]

8.    Not Applicable.

11.   Issuance, Transfer and Redemption Procedures Memorandum.


--------------------------------------------------------------------------------

Corporate Benefits                   II - 4

_______________

1 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 27, 1998 (File No. 33-74190).

2 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on October 29, 1998 (File No. 33-74190).

3 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on March 2, 1998 (File No. 33-74190).

4 Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on May 10, 1999 (File No. 333-72753).

5 Incorporated herein by reference to the Initial Registration to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on November 8, 1999 (File No. 333-90577).

6 Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on December 3, 1999 (File No. 333-90577).

7 Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on February 2, 2000 (File No. 333-90577).

8 Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on February 29, 2000 (File No. 333-72753).

9 Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on April 23, 1999 (File No. 33-74190).

--------------------------------------------------------------------------------

Corporate Benefits                   II - 5

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Security Life of Denver Insurance Company and the Registrant, Security Life Separate Account L1, have duly caused this Registration Statement to be signed on their behalf by the undersigned, hereunto duly authorized, and their seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 2nd day of March, 2000.


                                       SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       (Depositor)



                                       BY:  /s/ Stephen M. Christopher
                                            ----------------------------------
                                            Stephen M. Christopher
                                            President



(Seal)

ATTEST:


/s/ Gary W. Waggoner
--------------------------
Gary W. Waggoner





                                   SECURITY LIFE SEPARATE ACCOUNT L1
                                   (Registrant)


                                   BY: SECURITY LIFE OF DENVER INSURANCE COMPANY (Depositor)



                                   BY:  /s/ Stephen M. Christopher
                                       ----------------------------------
                                        Stephen M. Christopher
                                        President


(Seal)

ATTEST:


/s/ Gary W. Waggoner
-------------------------
Gary W. Waggoner


--------------------------------------------------------------------------------

Corporate Benefits                   II - 6

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with Security Life of Denver Insurance Company and on the date indicated.


PRINCIPAL EXECUTIVE OFFICERS:


/s/ Stephen M. Christopher
-----------------------------------------------
Stephen M. Christopher
President, Chief Executive Officer and Director


/s/ James L .Livingston, Jr.
-----------------------------------------------
James L. Livingston, Jr.
Executive Vice President and Chief Financial Officer


PRINCIPAL ACCOUNTING OFFICER:


/s/ Shari A. Enger
-----------------------------------------------
Shari A. Enger
Vice President and Controller


DIRECTORS:


/s/ P. Randall. Lowery
-----------------------------------------------
P. Randall Lowery


/s/ Michael W. Cunningham
-----------------------------------------------
Michael W. Cunningham


--------------------------------------------------------------------------------

Corporate Benefits                   II - 7

                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit


1.A(3)(b)        Amendment to Broker/Dealer Supervisory and Selling Agreement
                 for Variable Contracts with Compensation Schedule (Corporate
                 Benefits).

1.A(3)(b)(i)     Compensation Schedule to Selling Agreement with Merrill Lynch
                 (Strategic Benefit).

1.A(3)(c)        Commission Schedule for Policies (Corporate Benefits).

1.A(3)(c)(i)     Commission Schedule for Policies (Strategic Benefit).

1.A(5)(a)(i)     Strategic Benefit Variable Universal Life Insurance Policy
                 (Form No. 2507(VUL)-5/00).

1.A(8)(a)(ix)    Specimen Fund Participation Agreement between Merrill Lynch
                 Variable Series Funds, Inc. and Security Life of Denver
                 Insurance Company.

1.A(8)(c)(vi)    Specimen Administrative Services Agreement among Security Life of Denver Insurance Company and Merrill Lynch Asset Management,
                 L.P.

1.A(10) Specimen Guaranteed Issue Variable Life Insurance Application with Guaranteed Issue Binding Limited Life Insurance Coverage Form and Inserts (Form Nos. Q2009-11/97 and Q- 1112 B-6/98).

11.              Issuance, Transfer and Redemption Procedures Memorandum.


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Corporate Benefits                   II - 8